UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                                  Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                        Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                        Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family

Annual Report June 30, 2019

AGGRESSIVE INVESTORS 1	BRAGX
ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)
ULTRA-SMALL COMPANY MARKET	BRSIX
SMALL-CAP GROWTH	BRSGX
SMALL-CAP VALUE	BRSVX
BLUE CHIP (Formerly, Blue Chip 35 Index)	BRLIX
MANAGED VOLATILITY	BRBPX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2019* (Unaudited)

			Annualized
Fund[1]	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	4.13%	18.30%	-6.67%	4.21%	11.36%	5.67%	12.00%	8/5/1994	0.96%	0.96%
Ultra-Small Company	-5.22%	7.76%	-14.48%	-2.71%	8.32%	5.18%	12.32%	8/5/1994	2.03%	2.03%
Ultra-Small Co Market	-2.66%	11.07%	-16.98%	3.27%	11.23%	5.82%	9.71%	7/31/1997	0.86%	0.86%
Small-Cap Growth	0.92%	10.11%	-10.81%	7.81%	12.50%	6.40%	6.66%	10/31/2003	1.08%	0.94%
Small-Cap Value	-2.50%	6.36%	-17.12%	2.17%	10.76%	6.59%	6.61%	10/31/2003	0.94%	0.94%
Blue Chip	5.19%	18.41%	16.26%	10.91%	14.14%	8.32%	7.56%	7/31/1997	0.22%	0.15%
Managed Volatility	1.90%	8.43%	1.74%	3.06%	5.11%	3.81%	3.97%	6/30/2001	1.21%	0.95%

Bridgeway Funds Returns for Calendar Years 2003 through 2018* (Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Aggressive Investors 1	53.98%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%	19.47%	18.44%	-22.44%
Ultra-Small Company	88.57%	23.34%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%	3.88%	-15.68%
Ultra-Small Co Market	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%	12.47%	-17.12%
Small-Cap Growth		11.59%	18.24%	5.31%	6.87%	-43.48%	15.05%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%	19.62%	-11.21%
Small-Cap Value		17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.56%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%	7.11%	-13.06%
Blue Chip	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%	18.43%	-1.48%
Managed Volatility	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%	8.18%	-3.97%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2019.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

Effective May 31, 2019, the name of the Blue Chip 35 Index Fund was changed to Blue Chip Fund. Effective July 31, 2019, the Fund’s principal strategies were modified, as indicated in the Supplement dated May 31, 2019 to the Prospectus dated October 31, 2018.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED)

June 30, 2019

Dear Fellow Shareholders,

Performance across domestic equity markets was generally positive for the second quarter and the 12 months ended June 30, 2019. However, smaller stocks continued to lag larger stocks, resulting in negative returns for small-cap stocks this fiscal year. Growth stocks also continued to outperform value stocks across size categories. As a result, small-cap value stocks delivered the year’s worst performance. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and the fiscal year. We hope you find the letters helpful.

This August, Bridgeway is marking a major milestone: It’s been 25 years since the launch of the first Bridgeway Funds. To honor this anniversary, President and CEO Tammira Philippe describes the values and practices that have guided Bridgeway for the past 25 years — and that provide a strong foundation to position Bridgeway as an enduring firm for many years to come. Read her thoughts in “Celebrating the First 25 Years of the Bridgeway Funds” on page 2.

One of these foundational values is our commitment to transparency with our shareholders. That’s why we reserve space in our annual report to review a major challenge from the past 12 months. This year, we acknowledge the poor performance of our Select strategies during the quarter ended December 31, 2018. You can read about the market conditions that created headwinds for these strategies in “The Worst Thing of the Fiscal Year” on page 4.

Finally, Bridgeway is celebrating another milestone from the past year: Shannon Sedgwick Davis, President and CEO of the Bridgeway Foundation, recently published her first book, To Stop a Warlord: My Story of Justice, Grace, and the Fight for Peace. On page 4, read about Shannon’s inspiring transformative change work to foster a better world.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

www.bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Market Review

Domestic equity markets rose during the quarter ended June 30, 2019, despite periods of volatility brought on by an escalating U.S.-China trade war and concerns about slowing economic growth. The S&P 500 returned +4.3% for the quarter, and the Dow Jones Industrial Average returned +3.2%. For the fiscal year, the S&P 500 and the DJIA returned +10.4% and +12.2%, respectively.

All U.S. equity style categories, as defined by Russell Indices, recorded positive returns for the quarter. However, larger stocks outperformed smaller stocks across style categories, and growth stocks continued to outperform value stocks in both the large-cap and small-cap spaces. For the quarter, large-cap growth stocks returned +4.64%, while small-value stocks returned +1.38%.

All sectors of the S&P 500 except Energy had positive returns for the quarter. The Financials sector led the gains, returning +8.0%, followed by Materials (+6.3%) and Information Technology (+6.1%). Among lagging sectors, Energy returned -2.8%, followed by Health Care (+1.4%).

Below are the stock market style box returns for the quarter and the fiscal year.

	June 2019 Quarter				Fiscal Year Ended June 30, 2019
	Value	All	Growth		Value	All	Growth
Large	3.84%	4.25%	4.64%	Large	8.46%	10.02%	11.56%
Mid	3.19%	4.13%	5.40%	Mid	3.68%	7.83%	13.94%
Small	1.38%	2.10%	2.75%	Small	-6.24%	-3.31%	-0.49%

Celebrating the First 25 Years of the Bridgeway Funds

By Tammira Philippe, President and CEO

What were you doing in August 1994? In August of that year, I was working as an intern at Andersen Consulting in Houston before the start of my senior year at Texas A&M University, where I would complete my undergraduate degree in Computer Science. At the same time, in the same city, and totally unknown to me, a visionary named John Montgomery had recently founded this great company called Bridgeway Capital Management — and was about to launch Bridgeway’s first mutual fund.

I couldn’t have predicted that our paths would cross in 2005, and today I’m thrilled to be working alongside John as President and CEO of a firm that’s grown to a team of 37 committed Partners, stewarding almost $8 billion for our clients.

I’ve been here for half of Bridgeway’s first 25 years, which means I’ve witnessed a large part of our changes first-hand. But it’s what has not changed about Bridgeway that has me even more excited for the next 25 years — and beyond.

From the beginning, we wanted Bridgeway to be a different kind of investment manager and mutual fund company — one focused on a purpose that would support and enhance every aspect of our firm. That mission has endured. People traditionally evaluate asset managers like Bridgeway by looking at the “4 Ps” — People, Process, Philosophy, and Performance. We believe it’s vital to consider a fifth “P” — Purpose, which in our experience over the last 25 years, is the source of excellence in the four other “Ps” that most people evaluate. Let’s examine Purpose, People, Philosophy, Process, and Performance further and look at what started 25 years ago, what’s evolved, and what we expect to endure.

2	Annual Report | June 30, 2019

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Purpose

John founded Bridgeway to do more than just design excellent investment strategies. The firm’s purpose — then and now — was to create positive change for our clients, our Partners and the world at large. We manage our mutual funds and investment strategies to help our clients achieve their most important goals. We’ve created a company culture that helps our Partners make the best use of their unique talents. And we give back to the communities that sustain us, through volunteering and donations from the Bridgeway Foundation.

We define our mission and purpose in a simple but powerful way. Our vision is: “A world without genocide. Partnering to create an extraordinary future for our clients, community and world.”

People

One of John’s dreams for Bridgeway was that it would not be only his dream. He envisioned a Bridgeway family sharing his vision and shaping the company as much or more than he would. Since 1993, he has invited others like you and me into this family, helping make Bridgeway a shared dream among clients, colleagues, and community.

We have built an incredible team to fulfill our commitment to clients like you. And we rely on our culture and processes to guide us as we continue striving toward our vision. Our diverse group of Partners come to Bridgeway for different reasons, but they all cite the importance of our purpose in their decisions to join and stay with our team. The average tenure at Bridgeway of our investment and risk professionals is more than a decade, and we intend to foster that stability and longevity to maintain an enduring culture in the years to come. One way that we do that is through our focus on servant leadership — a deep investment in ongoing professional development to “serve first” and improve our capabilities that keeps our team engaged and committed.

Philosophy, Process and Performance

From the beginning, Bridgeway’s steadfast commitment to our investment philosophy has driven both our process and our performance. The core of that philosophy — first articulated 25 years ago and maintained today — is that investment factors shape returns, and that data, evidence, and logic should guide investment decisions.

How we communicate and implement that philosophy has evolved since 1994 as the financial industry itself has evolved. Just consider the changes we’ve seen in the availability of data on factors such as small size and momentum, the rise of electronic trading, and the emergence of new investment vehicles like ETFs and funds-of-funds. We’ve also expanded our outreach by developing strong relationships with like-minded financial advisors and consultants who serve retirement plans. But in all these conversations, our focus remains solely on caring for each client.

That commitment to stewardship has been in place since the beginning and will endure. I like to define stewardship as having the passion and discipline to care for an asset for the benefit of others. For Bridgeway, that means we strive to put your needs first and ask, “What is in the best long-term interest of our clients?” in every decision we make.

Another enduring feature is Bridgeway’s commitment to donate 50% of profits to support transformative change in communities. Nearly 15 years ago, John wrote a letter in Bridgeway’s semi-annual report that described the most important change he wants to help achieve: fostering world peace and stopping genocide. We’ve never wavered from that goal. You can turn to page 4 of this report to read how Shannon Sedgwick Davis, President and CEO of the Bridgeway Foundation, has chronicled our efforts to achieve this vision in her new book, To Stop a Warlord.

We are immensely proud of what we’ve achieved in the past 25 years, but a core practice from Bridgeway’s servant leadership development is to express gratitude and appreciation regularly. Whether you’ve been with us for one year or 25, we recognize the commitment you have made by investing with Bridgeway, and we appreciate the trust you have placed in us. In the next 25 years, Bridgeway will remain true to our vision while we raise our profile, diversify our client base, and broaden our capabilities.

www.bridgeway.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

We aspire to build an extraordinary future together as we honor the achievements of the past 25 years. Please celebrate this milestone with us by telling someone close to you how much you appreciate something special they have done for you — whether in the last 25 minutes, 25 hours or even 25 years.

Thank you!

The Worst Thing of the Fiscal Year

Our annual report is not just a place to highlight our achievements from the past 12 months (or the past 25 years, in this case). It is also an opportunity to acknowledge and review the challenges that our company and our shareholders experienced. For that reason, we have made it a tradition to include a discussion of the “worst thing” of the previous fiscal year.

The worst thing in Fiscal Year 2019 was the poor performance of our Select strategies during the fourth quarter of 2018. Many shareholders probably remember that turbulent quarter, when concerns about slowing economic growth and rising trade tensions drove down major stock indices and contributed to stocks recording their first calendar-year decline in nine years. Amid this volatility, all our Select strategies had negative absolute returns for the quarter. And three of these select strategies — Aggressive Investors 1, Small-Cap Value and Small-Cap Growth — underperformed their respective benchmarks.

The fourth quarter of 2018 was an extreme “risk-off” environment, in which investors widely sold off stocks they perceived to be risky. Unfortunately, many of these stocks are the types that we target in our investment models, including smaller stocks and higher beta and higher momentum stocks. Riskier stocks weren’t the only types that suffered, though. The fourth quarter of 2018 was also a high correlation quarter — when stocks of all sizes and styles move in tandem. That fact meant our Funds’ diversifying model exposures largely failed to cushion declines elsewhere in the portfolios. For details on how these conditions affected specific Funds, please review the December 31, 2018 shareholder letters and the explanation of fiscal year performance in this report.

We understand how difficult it is to experience a poor quarter like we did in the fourth quarter of 2018 — and how difficult it is to remain patient while waiting for Fund performance to recover. Small-Cap Growth and Small-Cap Value continued to lag their benchmarks in the second half of the 2019 fiscal year. And while strong, positive market performance over the past two quarters is helping Aggressive Investors 1 to catch up, the Fund still ended the fiscal year trailing the S&P 500 Index significantly.

Yet we encourage our shareholders to maintain a long-term perspective. As data-driven, statistical investors, Bridgeway believes that the historical premiums offered by investment factors such as small size and valuation, will continue to hold true in the future — even as we experience shorter periods of underperformance.

Our research-driven approach to designing investment strategies also means we continue to investigate ways to mitigate the effects of high-correlation markets, as we discussed in comments about the Aggressive Investors 1 Fund in our 2018 semi-annual report. We are committed to transparency with our shareholders, and we will update you on the outcomes of this research.

Inspiring Action to Create a Better World: Shannon Sedgwick Davis’ new book, To Stop a Warlord

Ten years ago, Shannon Sedgwick-Davis presented a major concern to the board of the Bridgeway Foundation, the charitable organization created and funded by Bridgeway Capital Management. Her appeal: The Foundation needed to do more to live up to its mission of stopping genocide.

As CEO of the Bridgeway Foundation, Shannon had been working in areas of Central Africa being terrorized by warlord Joseph Kony and his Lord’s Resistance Army (LRA). Amid mounting violence and the abduction of thousands of children to serve as LRA soldiers, she realized it was not enough to help communities recover from LRA attacks. The Bridgeway Foundation had to work to prevent these atrocities from continuing.

This insight sparked a multi-year campaign to help end the conflict in Central Africa — work that’s recounted in her new book, To Stop a Warlord: My Story of Grace, Justice, and the Fight for Peace.

4	Annual Report | June 30, 2019

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Published this spring, To Stop a Warlord describes the unique collaboration between the Bridgeway Foundation and Central African people and organizations desiring change for their region. It is a story of innovative solutions, including the development of an early-warning radio network to alert villages of LRA activity and the creation of a program to train Ugandan soldiers to track and rescue LRA hostages. It is likewise a story of restorative justice, reflected in the efforts of LRA victims and former LRA soldiers to reconcile and move forward, together, for a safer future.

While the book celebrates many achievements — among them, a 90% reduction of LRA violence and the defection of more than 700 LRA soldiers — it also acknowledges the work that remains. As Tammira Philippe notes in her piece on Bridgeway’s 25th anniversary, our mission statement is, “A world without genocide. Partnering to create an extraordinary future for our clients, community, and world.” Yet, we know that this mission remains merely a goal until people act, which is why we work continually to effect transformative change in ways big and small.

To Stop a Warlord provides examples of what action looks like, especially in the face of problems that seem unsolvable. The Bridgeway Foundation’s work in Central Africa could only happen through the dedication and commitment of hundreds of individuals — and each person’s contribution was essential. We hope you take a few moments to read Shannon’s book, feel our appreciation for what you helped make happen, and come away inspired in your service to others — finding your own ways to make a difference in the world.

www.bridgeway.com	5

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned +4.13%, slightly underperforming our primary market benchmark, the S&P 500 Index (+4.30%), and our peer benchmark, the Lipper Capital Appreciation Funds Index (+4.35%), but outperforming the Russell 2000 Index (+2.10%). It was a poor quarter on a relative basis.

For the fiscal year, our Fund returned -6.67%, underperforming our primary market benchmark, the S&P 500 Index (+10.42%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+6.87%), and the Russell 2000 Index (-3.31%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	4.13%	-6.67%	4.21%	11.36%	5.67%	12.00%
S&P 500 Index	4.30%	10.42%	10.71%	14.70%	8.75%	9.84%
Russell 2000 Index	2.10%	-3.31%	7.06%	13.45%	8.15%	9.19%
Lipper Capital Appreciation Funds Index	4.35%	6.87%	8.56%	12.76%	8.46%	8.63%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

6	Annual Report | June 30, 2019

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2019

Detailed Explanation of Quarterly Performance

The Fund’s company financial health models underperformed the benchmark and detracted from relative results, as higher quality and stronger fundamentals stocks were not rewarded by the market during the quarter. However, outperformance by the Fund’s diversifying price momentum and value metrics models helped offset much of that negative impact, though not enough to outpace the benchmark overall. By design, the Fund tends to invest in higher beta and higher volatility stocks, and these holdings detracted from relative performance. The Fund’s investments in smaller stocks also reduced relative returns as smaller stocks underperformed larger stocks during the quarter.

From a sector perspective, the Fund’s allocation effect was slightly positive, with all sector positionings except an underweighting in Communication Services making small positive contributions to relative results. In contrast, the Fund’s stock selection effect was slightly negative. Holdings in the Energy, Information Technology, and Materials sectors detracted the most from relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund significantly trailed the S&P 500 Index during the fiscal year. Most of this underperformance occurred during the first half of the 12-month period, when market conditions — including a high-correlation, risk-off second fiscal quarter — created significant headwinds for the Fund.

The Fund’s company financial health and value metrics models underperformed the benchmark and detracted from relative results. Strong outperformance by the Fund’s price momentum model category did not offset this negative impact. The Fund’s investments in higher volatility stocks detracted significantly from relative results, while the Fund’s investments in smaller stocks and its overweighting in deeper value stocks hurt to a lesser degree.

From a sector perspective, the Fund’s allocation effect was slightly negative, with an underweighting in the Health Care sector and an overweighting in the Materials sector detracting somewhat from relative results. The Fund’s stock selection effect was significantly negative, largely driven by poor performance from holdings in the Information Technology, Consumer Discretionary, Industrials, Energy, and Health Care sectors.

www.bridgeway.com	7

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	HCA Healthcare, Inc.	Health Care	2.5%
2	Applied Materials, Inc.	Information Technology	2.5%
3	Church & Dwight Co., Inc.	Consumer Staples	2.4%
4	Cadence Design Systems, Inc.	Information Technology	2.3%
5	Merck & Co., Inc.	Health Care	2.3%
6	Micron Technology, Inc.	Information Technology	2.1%
7	Xilinx, Inc.	Information Technology	2.0%
8	Ensign Group, Inc. (The)	Health Care	2.0%
9	Lululemon Athletica, Inc.	Consumer Discretionary	1.9%
10	Credit Acceptance Corp.	Financials	1.8%

	Total		21.8%

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	5.9%	10.2%	-4.3%
Consumer Discretionary	14.5%	10.2%	4.3%
Consumer Staples	4.5%	7.3%	-2.8%
Energy	3.6%	5.0%	-1.4%
Financials	16.7%	13.1%	3.6%
Health Care	9.2%	14.2%	-5.0%
Industrials	14.2%	9.4%	4.8%
Information Technology	22.4%	21.5%	0.9%
Materials	5.8%	2.8%	3.0%
Real Estate	2.2%	3.1%	-0.9%
Utilities	0.0%	3.3%	-3.3%
Cash & Other Assets	1.0%	-0.1%	1.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

8	Annual Report | June 30, 2019

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	9

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.00%
Communication Services - 5.87%
Altice USA, Inc., Class A*	88,300	$2,150,105
AMC Networks, Inc., Class A*	30,000	1,634,700
Charter Communications, Inc., Class A*	7,000	2,766,260
DISH Network Corp., Class A*	45,200	1,736,132
United States Cellular Corp.*	33,300	1,487,511
WideOpenWest, Inc.*	120,000	871,200

		10,645,908

Consumer Discretionary - 14.48%
Abercrombie & Fitch Co., Class A	89,300	1,432,372
Chipotle Mexican Grill, Inc.*	2,700	1,978,776
Core-Mark Holding Co., Inc.	50,000	1,986,000
Fiat Chrysler Automobiles NV	215,000	2,971,300
Fossil Group, Inc.*	50,000	575,000
K12, Inc.*	53,700	1,633,017
Lear Corp.	12,300	1,713,021
Lululemon Athletica, Inc.*	19,300	3,478,053
RH*	17,600	2,034,560
SeaWorld Entertainment, Inc.*	74,500	2,309,500
Sonic Automotive, Inc., Class A	58,000	1,354,300
Starbucks Corp.	28,000	2,347,240
TopBuild Corp.*	22,700	1,878,652
Vista Outdoor, Inc.*	65,000	577,200

		26,268,991

Consumer Staples - 4.51%
Church & Dwight Co., Inc.	60,300	4,405,518
Coca-Cola Consolidated, Inc.	6,000	1,795,500
Ingles Markets, Inc., Class A	24,700	768,911
Tyson Foods, Inc., Class A	15,000	1,211,100

		8,181,029

Energy - 3.65%
CONSOL Energy, Inc.*	37,000	984,570
Continental Resources, Inc.*	42,000	1,767,780
Halliburton Co.	60,000	1,364,400
ProPetro Holding Corp.*	90,000	1,863,000
Renewable Energy Group, Inc.*	40,000	634,400

		6,614,150

Industry Company	Shares	Value

Financials - 16.72%
Aflac, Inc.	41,800	$2,291,058
Ameriprise Financial, Inc.	15,500	2,249,980
Bank of Montreal	12,000	905,400
Canadian Imperial Bank of Commerce+	21,000	1,649,760
Charles Schwab Corp. (The)	40,500	1,627,695
Credit Acceptance Corp.*	6,900	3,338,427
Enova International, Inc.*	61,000	1,406,050
Erie Indemnity Co., Class A	12,200	3,102,216
MarketAxess Holdings, Inc.	6,700	2,153,514
Progressive Corp. (The)	32,000	2,557,760
Prudential Financial, Inc.	22,000	2,222,000
Santander Consumer USA Holdings, Inc.	105,000	2,515,800
Synchrony Financial	27,200	943,024
TD Ameritrade Holding Corp.	33,500	1,672,320
Unum Group	50,500	1,694,275

		30,329,279

Health Care - 9.21%
AmerisourceBergen Corp.	20,900	1,781,934
Endo International PLC*	142,800	588,336
Ensign Group, Inc. (The)	62,000	3,529,040
HCA Healthcare, Inc.	33,800	4,568,746
Incyte Corp.*	25,000	2,124,000
Merck & Co., Inc.	49,000	4,108,650

		16,700,706

Industrials - 14.22%
Allison Transmission Holdings, Inc.	36,600	1,696,410
ArcBest Corp.	38,000	1,068,180
BMC Stock Holdings, Inc.*	72,000	1,526,400
Caterpillar, Inc.	15,000	2,044,350
CNH Industrial NV	175,000	1,799,000
CoStar Group, Inc.*	3,300	1,828,398
CSX Corp.	26,500	2,050,305
Insperity, Inc.	25,900	3,163,426
Matson, Inc.	26,300	1,021,755
NOW, Inc.*	135,500	1,999,980
Spirit AeroSystems Holdings, Inc., Class A	24,400	1,985,428
United Airlines Holdings, Inc.*	20,400	1,786,020
United Rentals, Inc.*	21,500	2,851,545
Wabash National Corp.	60,000	976,200

		25,797,397

10	Annual Report | June 30, 2019

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company		Shares	Value

Common Stocks (continued)
Information Technology - 22.35%
Alliance Data Systems Corp.		11,300	$1,583,469
Apple, Inc.		16,000	3,166,720
Applied Materials, Inc.		99,900	4,486,509
Cadence Design Systems, Inc.*		58,400	4,135,304
EPAM Systems, Inc.*		10,300	1,782,930
Intuit, Inc.		7,400	1,933,842
Lam Research Corp.		9,700	1,822,048
Micron Technology, Inc.*		100,000	3,859,000
OSI Systems, Inc.*		21,500	2,421,545
RingCentral, Inc., Class A*		14,600	1,677,832
Seagate Technology PLC		39,900	1,880,088
ServiceNow, Inc.*		6,600	1,812,162
Unisys Corp.*		96,000	933,120
VeriSign, Inc.*		10,500	2,196,180
Western Digital Corp.		27,000	1,283,850
Xilinx, Inc.		30,500	3,596,560
Zendesk, Inc.*		22,000	1,958,660

			40,529,819
Materials - 5.77%
Ecolab, Inc.		9,400	1,855,936
Freeport-McMoRan, Inc.		164,800	1,913,328
Packaging Corp. of America		20,900	1,992,188
SunCoke Energy, Inc.*		201,300	1,787,544
Teck Resources, Ltd., Class B		95,000	2,190,700
Verso Corp., Class A*		38,000	723,900

			10,463,596
Real Estate - 2.22%
American Tower Corp.		11,000	2,248,950
Lamar Advertising Co., Class A		22,000	1,775,620

			4,024,570

TOTAL COMMON STOCKS - 99.00%			179,555,445

(Cost $170,835,476)

Rate^		Shares	Value
MONEY MARKET FUND - 1.02%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	1,854,453	1,854,453

TOTAL MONEY MARKET FUND - 1.02%			1,854,453

(Cost $1,854,453)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.90%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	1,631,234	$1,631,234

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.90%			1,631,234

(Cost $1,631,234)
TOTAL INVESTMENTS - 100.92%			$183,041,132
(Cost $174,321,163)
Liabilities in Excess of Other Assets - (0.92%)			(1,674,552)

NET ASSETS - 100.00%			$181,366,580

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2019.
^	Rate disclosed as of June 30, 2019.
+	This security or a portion of the security is out on loan as of June 30, 2019. Total loaned securities had a value of $1,612,837 as of June 30, 2019.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$179,555,445	$—	$—	$179,555,445
Money Market Fund	—	1,854,453	—	1,854,453
Investments Purchased with Cash Proceeds from Securities Lending	—	1,631,234	—	1,631,234

TOTAL	$179,555,445	$3,485,687	$—	$183,041,132

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

www.bridgeway.com	11

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned -5.22%, lagging our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-4.00%), and our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+1.11%), as well as the Russell 2000 Index (+2.10%) and the Russell Microcap Index (+0.92%). It was a poor quarter.

For the fiscal year, our Fund returned -14.48%, performing in line with the CRSP Cap-Based Portfolio 10 Index (-14.49%), but underperforming the Lipper Micro-Cap Stock Funds Index (-7.23%), the Russell 2000 Index (-3.31%) and the Russell Microcap Index (-10.39%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	-5.22%	-14.48%	-2.71%	8.32%	5.18%	12.32%
CRSP Cap-Based Portfolio 10 Index	-4.00%	-14.49%	3.36%	12.24%	7.49%	11.24%
Russell 2000 Index	2.10%	-3.31%	7.06%	13.45%	8.15%	9.19%
Russell Microcap Index	0.92%	-10.39%	5.52%	12.54%	6.28%	N/A
Lipper Micro-Cap Stock Funds Index	1.11%	-7.23%	5.82%	12.65%	7.15%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 699 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

12	Annual Report | June 30, 2019

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2019

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s value metrics models lagged the benchmark and detracted from relative performance during the quarter. However, this negative impact was partially offset by outperformance from the Fund’s price momentum and company financial health model categories. The impact of the Fund’s tilt toward deeper value stocks across multiple valuation metrics was generally positive.

The Fund held approximately 18% of its assets, on average, outside of CRSP 10 during the quarter, including stocks that appreciated to CRSP 9. The Fund’s CRSP 9 holdings underperformed the benchmark and detracted from relative results. Interestingly, the Fund’s overweighting of CRSP 10’s smallest stocks also detracted from returns.

From a sector perspective, the Fund’s allocation effect was positive. An underweighting in the Energy sector and an overweighting in the Information Technology sector made the largest positive contributions to relative returns. However, the Fund’s stock selection effect was negative, largely driven by poor performance from holdings in the Health Care and Information Technology sectors.

www.bridgeway.com	13

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	93.5 Years
1 (ultra-large)	4.21%	10.52%	11.17%	14.47%	9.44%
2	4.85%	11.33%	9.83%	15.44%	10.60%
3	4.51%	4.99%	9.61%	15.90%	11.06%
4	4.42%	7.21%	7.29%	14.83%	10.88%
5	2.17%	-0.17%	5.29%	13.91%	11.33%
6	0.77%	-4.65%	5.51%	13.98%	11.28%
7	2.82%	1.78%	8.72%	15.81%	11.57%
8	-0.36%	-8.65%	4.98%	13.33%	11.35%
9	-0.66%	-9.53%	6.08%	13.41%	11.40%
10 (ultra-small)	-4.00%	-14.49%	3.36%	12.24%	13.04%

[1]

Performance figures are as of the period ended June 30, 2019. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Fund’s company financial health models slightly lagged the benchmark during the fiscal year, but its value metrics and price momentum models outperformed and helped offset this negative impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics hurt relative performance.

The Fund held approximately 18% of its assets, on average, outside of CRSP 10 during the year, including stocks that appreciated to CRSP 9. The Fund’s CRSP 9 holdings underperformed the benchmark and detracted from relative performance. As with the quarter, the Fund’s overweighting of CRSP 10’s smallest stocks also detracted from returns.

From a sector perspective, the Fund’s allocation effect was positive, with an overweighting in the Information Technology sector and an underweighting in the Energy sector improving relative results the most. The Fund’s stock selection effect was flat overall. Strong performance from holdings in the Health Care and Communication Services sectors was offset by the negative impact from holdings in the Information Technology and Energy sectors.

Top Ten Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	Misonix, Inc.	Health Care	2.5%
2	Lifevantage Corp.	Consumer Staples	2.4%
3	Consumer Portfolio Services, Inc.	Financials	2.2%
4	RF Industries, Ltd.	Information Technology	2.2%
5	Genie Energy, Ltd., Class B	Utilities	2.0%
6	Capitala Finance Corp.	Financials	2.0%
7	Inseego Corp.	Information Technology	2.0%
8	Rocky Brands, Inc.	Consumer Discretionary	2.0%
9	Victory Capital Holdings, Inc., Class A	Financials	1.9%
10	Ocwen Financial Corp.	Financials	1.9%
	Total		21.1%

14	Annual Report | June 30, 2019

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.8%	6.5%	-1.7%
Consumer Discretionary	12.0%	9.7%	2.3%
Consumer Staples	3.9%	2.5%	1.4%
Energy	4.2%	8.1%	-3.9%
Financials	21.6%	24.5%	-2.9%
Health Care	22.4%	21.5%	0.9%
Industrials	10.1%	10.3%	-0.2%
Information Technology	15.3%	9.9%	5.4%
Materials	3.4%	3.6%	-0.2%
Real Estate	0.6%	1.9%	-1.3%
Utilities	2.0%	1.5%	0.5%
Liabilities in Excess of Other Assets	-0.3%	0.0%	-0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	15

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value
COMMON STOCKS - 100.28%
Communication Services - 4.83%
Alaska Communications Systems Group, Inc.*	381,200	$651,852
Cinedigm Corp., Class A*	32,000	43,200
Cumulus Media, Inc., Class A*+	25,700	476,735
DHI Group, Inc.*	157,900	563,703
IDT Corp., Class B*	25,000	236,750
Marchex, Inc., Class B*	71,000	333,700
Travelzoo*	82,300	1,270,712

		3,576,652
Consumer Discretionary - 11.96%
AMCON Distributing Co.	2,100	201,243
Bassett Furniture Industries, Inc.	8,700	132,675
Build-A-Bear Workshop, Inc.*+	71,500	399,685
Century Casinos, Inc.*	21,000	203,700
Charles & Colvard, Ltd.*	200,600	316,948
China XD Plastics Co., Ltd.*+	86,300	181,230
Comstock Holding Cos, Inc.*+	54,400	144,160
Delta Apparel, Inc.*	18,200	421,876
Destination Maternity Corp.*	31,900	42,108
Destination XL Group, Inc.*	17,400	30,624
Educational Development Corp.	62,000	433,380
J. Jill, Inc.+	231,800	461,282
Lakeland Industries, Inc.*	47,000	526,400
Lincoln Educational Services Corp.*+	49,564	114,493
Live Ventures, Inc.*+	7,302	50,749
ONE Group Hospitality, Inc. (The)*+	27,400	87,680
Rocky Brands, Inc.	53,700	1,464,936
RTW RetailWinds, Inc.*	174,400	296,480
Rubicon Project, Inc. (The)*	59,700	379,692
TravelCenters of America, LLC*	349,600	1,265,552
Tuesday Morning Corp.*+	513,400	867,646
Vince Holding Corp.*+	47,100	657,045
Vitamin Shoppe, Inc.*+	43,800	172,572

		8,852,156
Consumer Staples - 3.93%
Alico, Inc.	1,400	42,476
Lifevantage Corp.*	136,600	1,773,068
Mannatech, Inc.	13,809	234,615
Natural Alternatives International, Inc.*	26,300	306,658

Industry Company	Shares	Value

Consumer Staples (continued)
Natural Grocers by Vitamin Cottage, Inc.*	19,700	$197,985
Reliv International, Inc.*+	26,939	113,683
Village Super Market, Inc., Class A+	9,100	241,241

		2,909,726
Energy - 4.20%
Chaparral Energy, Inc., Class A*+	6,500	30,615
Earthstone Energy, Inc., Class A*	16,000	97,920
Enservco Corp.*	496,100	186,583
Lonestar Resources US, Inc., Class A*	196,700	450,443
Midstates Petroleum Co., Inc.*	48,100	283,309
Mitcham Industries, Inc.*	93,000	367,350
NACCO Industries, Inc., Class A	800	41,552
PrimeEnergy Resources Corp.*	300	39,939
SilverBow Resources, Inc.*	6,700	92,795
Superior Drilling Products, Inc.*	122,800	124,028
Teekay Tankers, Ltd., Class A*	299,300	383,104
TransAtlantic Petroleum, Ltd.*	482,400	347,376
VAALCO Energy, Inc.*	399,100	666,497

		3,111,511
Financials - 21.56%
1347 Property Insurance Holdings, Inc.*+	7,800	38,610
A-Mark Precious Metals, Inc.*+	65,900	859,995
AmeriServ Financial, Inc.	11,600	48,140
BCB Bancorp, Inc.	8,200	113,570
C&F Financial Corp.	13,652	745,536
Capitala Finance Corp.	157,500	1,488,375
Central Federal Corp.*	4,800	57,792
CM Finance, Inc.	92,800	706,208
Codorus Valley Bancorp, Inc.	2,672	61,456
Community West Bancshares	5,000	48,250
Consumer Portfolio Services, Inc.*	435,100	1,653,380
Elevate Credit, Inc.*	59,200	243,904
FedNat Holding Co.	87,300	1,245,771

16	Annual Report | June 30, 2019

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
First Business Financial Services, Inc.	2,500	$58,750
First Savings Financial Group, Inc.+	1,100	66,000
First United Corp.+	9,800	193,158
GAMCO Investors, Inc., Class A	1,900	36,423
Hallmark Financial Services, Inc.*	13,700	194,951
Horizon Technology Finance Corp.	51,300	605,340
Impac Mortgage Holdings, Inc.*+	68,381	211,981
Manning & Napier, Inc.	134,900	236,075
Marlin Business Services Corp.	3,200	79,776
Monroe Capital Corp.+	23,700	273,498
National Holdings Corp.*	80,400	217,884
Northeast Bank	41,200	1,136,296
Oaktree Strategic, Income Corp.	7,300	61,977
Ocwen Financial Corp.*	675,500	1,398,285
Orrstown Financial Services, Inc.	1,800	39,582
Portman Ridge Finance Corp.+	380,600	856,350
Provident Financial Holdings, Inc.	2,800	58,772
Pzena Investment Management, Inc., Class A	64,300	552,337
Sachem Capital Corp.+	45,200	240,012
SB Financial Group, Inc.+	17,422	286,766
Security National Financial Corp., Class A*	86,334	433,397
Victory Capital Holdings, Inc., Class A*	81,700	1,403,606

		15,952,203
Health Care - 22.38%
Allied Healthcare Products, Inc.*	66,481	123,655
Alphatec Holdings, Inc.*+	142,900	648,766
American Shared Hospital Services*	101,400	291,018
Applied Genetic Technologies Corp.*	42,600	161,454
Apyx Medical Corp.*	25,000	168,000
Aquinox Pharmaceuticals, Inc.*	17,800	42,008
Aravive, Inc.*	22,000	132,000

Industry Company	Shares	Value

Health Care (continued)
Bioanalytical Systems, Inc.*	121,110	$238,587
Castlight Health, Inc., Class B*	125,000	403,750
Celldex Therapeutics, Inc.*+	204,900	549,132
Cidara Therapeutics, Inc.*	24,400	40,992
Community Health Systems, Inc.*+	76,300	203,721
Computer Programs & Systems, Inc.	28,700	797,573
Conformis, Inc.*+	220,500	961,380
Cross Country Healthcare, Inc.*	141,500	1,327,270
Cumberland Pharmaceuticals, Inc.*	16,400	104,468
CynergisTek, Inc.*+	109,000	527,560
Daxor Corp.*+	4,400	34,980
Digirad Corp.	44,090	304,662
ElectroCore, Inc.*+	45,800	91,600
Electromed, Inc.*	207,638	1,131,627
Enzo Biochem, Inc.*	214,300	722,191
Harvard Bioscience, Inc.*	322,600	645,200
Infinity Pharmaceuticals, Inc.*	147,900	266,220
InfuSystem Holdings, Inc.*	273,798	1,177,331
IntriCon Corp.*	12,000	280,320
InVivo Therapeutics Holdings Corp.*	25,000	18,500
IRIDEX Corp.*+	20,900	95,095
IVERIC bio, Inc.*	35,900	46,670
Jounce Therapeutics, Inc.*	27,300	135,135
Kewaunee Scientific Corp.	16,100	308,154
Lannett Co., Inc.*+	67,600	409,656
Misonix, Inc.*	72,400	1,840,408
NantHealth, Inc.*+	60,900	32,021
Otonomy, Inc.*	43,300	119,075
Pro-Dex, Inc.*+	28,200	366,036
RadNet, Inc.*	15,000	206,850
RTI Surgical Holdings, Inc.*	224,890	955,782
SeaSpine Holdings Corp.*	33,900	449,175
SIGA Technologies, Inc.*	34,100	193,688
SunLink Health Systems, Inc.*	4,700	6,909

		16,558,619
Industrials - 10.12%
Acme United Corp.+	12,000	270,960
ARC Document Solutions, Inc.*	130,600	266,424
Avalon Holdings Corp., Class A*+	14,700	36,604

www.bridgeway.com	17

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
BG Staffing, Inc.	11,600	$219,008
Chicago Rivet & Machine Co.	1,900	54,131
Commercial Vehicle Group, Inc.*	91,000	729,820
Construction Partners, Inc., Class A*	4,300	64,586
Continental Materials Corp.*	4,150	66,400
DLH Holdings Corp.*	7,500	38,100
Eastern Co. (The)	2,400	67,248
Ecology and Environment, Inc., Class A	43,732	476,679
Fuel Tech, Inc.*	203,500	284,900
Houston Wire & Cable Co.*	7,400	38,776
Hudson Global, Inc.*	2,019	25,137
Jason Industries, Inc.*	234,900	152,685
LB Foster Co., Class A*	2,100	57,414
Limbach Holdings, Inc.*	22,500	204,750
LS Starrett Co. (The), Class A*	32,300	213,826
LSI Industries, Inc.	137,200	500,780
Miller Industries, Inc.	3,200	98,400
Orion Energy Systems, Inc.*	90,900	269,973
Preformed Line Products Co.	1,200	66,624
Quest Resource Holding Corp.*	22,000	60,940
Radiant Logistics, Inc.*	217,600	1,336,064
Sterling Construction Co., Inc.*	3,000	40,260
Sunworks, Inc.*	119,600	65,182
Tel-Instrument Electronics Corp.*	11,400	26,904
Transcat, Inc.*	19,300	493,887
Virco Manufacturing Corp.	17,600	82,192
Volt Information Sciences, Inc.*	87,600	393,324
Willis Lease Finance Corp.*	13,500	787,320

		7,489,298

Information Technology - 15.29%
AstroNova, Inc.	8,800	227,392
Aviat Networks, Inc.*	70,213	961,918
Blonder Tongue Laboratories, Inc.*	290,100	281,397
Computer Task Group, Inc.*	37,100	148,771
Digital Turbine, Inc.*+	90,000	450,000
Finjan Holdings, Inc.*	334,100	741,702
Inseego Corp.*+	309,300	1,481,547
inTEST Corp.*	220,100	1,058,681
Intevac, Inc.*	6,700	32,428
Luna Innovations, Inc.*	235,630	1,060,335

Industry Company		Shares	Value

Information Technology (continued)
NetSol Technologies, Inc.*+		47,600	$266,084
PCM, Inc.*		14,100	494,064
PC-Tel, Inc.		77,800	344,654
PRGX Global, Inc.*		20,000	134,400
RF Industries, Ltd.+		193,898	1,636,499
Richardson Electronics, Ltd.		12,600	70,560
Schmitt Industries, Inc.*+		70,802	164,969
Synacor, Inc.*		26,000	40,560
Taitron Components, Inc., Class A+		68,500	219,200
TESSCO Technologies, Inc.		44,500	794,770
TransAct Technologies, Inc.		62,800	707,128

			11,317,059

Materials - 3.42%
China Advanced Construction Materials Group, Inc./Cayman*+		15,700	56,363
Flexible Solutions International, Inc.+		37,200	167,772
Friedman Industries, Inc.		71,800	499,728
Gold Resource Corp.		115,300	389,714
Gulf Resources, Inc.*		536,800	526,064
Olympic Steel, Inc.		29,700	405,405
UFP Technologies, Inc.*		11,600	482,676

			2,527,722

Real Estate - 0.56%
BRT Apartments Corp.		8,900	125,757
Condor Hospitality Trust, Inc.+		4,800	43,536
Griffin Industrial Realty, Inc.		7,000	247,450

			416,743

Utilities - 2.03%
Genie Energy, Ltd., Class B		140,800	1,499,520

TOTAL COMMON STOCKS - 100.28%			74,211,209

(Cost $80,619,609)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	779	779

TOTAL MONEY MARKET FUND - 0.00%			779

(Cost $779)

18	Annual Report | June 30, 2019

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Rate^		Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.68%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	5,682,874	$5,682,874

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.68%			5,682,874

(Cost $5,682,874)

TOTAL INVESTMENTS - 107.96%			$79,894,862
(Cost $86,303,262)
Liabilities in Excess of Other Assets - (7.96%)			(5,889,450)

NET ASSETS - 100.00%			$74,005,412

*   Non-income producing security.

**  This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2019.

^  Rate disclosed as of June 30, 2019.

+   This security or a portion of the security is out on loan as of June 30, 2019. Total loaned securities had a value of $5,628,761 as of June 30, 2019.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$74,211,209	$—	$—	$74,211,209
Money Market Fund	—	779	—	779
Investments Purchased with Cash Proceeds from Securities Lending	—	5,682,874	—	5,682,874

TOTAL	$74,211,209	$5,683,653	$—	$79,894,862

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

www.bridgeway.com	19

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned -2.66%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-4.00%), but underperforming our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+1.11%), the Russell 2000 Index (+2.10%) and the Russell Microcap Index (+0.92%). Results in the quarter were mixed.

For the fiscal year, our Fund returned -16.98%, underperforming the CRSP Cap-Based Portfolio 10 Index (-14.49%) and the Lipper Micro-Cap Stock Funds Index (-7.23%), as well as the Russell 2000 Index (-3.31%) and the Russell Microcap Index (-10.39%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	-2.66%	-16.98%	3.27%	11.23%	5.82%	9.71%
CRSP Cap-Based Portfolio 10 Index	-4.00%	-14.49%	3.36%	12.24%	7.49%	10.06%
Russell 2000 Index	2.10%	-3.31%	7.06%	13.45%	8.15%	7.67%
Russell Microcap Index	0.92%	-10.39%	5.52%	12.54%	6.28%	N/A
Lipper Micro-Cap Stock Funds Index	1.11%	-7.23%	5.82%	12.65%	7.15%	7.74%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 699 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

20	Annual Report | June 30, 2019

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2019

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, helped performance against the benchmark during the quarter. The Fund held about 18% of its assets, on average, in stocks outside of CRSP 10. The Fund benefited slightly from holdings that had appreciated into CRSP 9, which outperformed the benchmark.

From a sector perspective, the Fund’s stock selection effect was positive, with holdings in the Consumer Discretionary, Health Care, and Energy sectors contributing the most to relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	93.5 Years
1 (ultra-large)	4.21%	10.52%	11.17%	14.47%	9.44%
2	4.85%	11.33%	9.83%	15.44%	10.60%
3	4.51%	4.99%	9.61%	15.90%	11.06%
4	4.42%	7.21%	7.29%	14.83%	10.88%
5	2.17%	-0.17%	5.29%	13.91%	11.33%
6	0.77%	-4.65%	5.51%	13.98%	11.28%
7	2.82%	1.78%	8.72%	15.81%	11.57%
8	-0.36%	-8.65%	4.98%	13.33%	11.35%
9	-0.66%	-9.53%	6.08%	13.41%	11.40%
10 (ultra-small)	-4.00%	-14.49%	3.36%	12.24%	13.04%

[1]

Performance figures are as of the period ended June 30, 2019. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	21

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

The Fund held about 20% of its assets, on average, in stocks outside of CRSP 10 during the fiscal year. These larger stocks underperformed the benchmark and hurt the Fund’s relative returns. However, the Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, helped returns relative to the benchmark.

From a sector perspective, the Fund’s stock selection effect was negative. Holdings in the Information Technology sector detracted the most from relative results. Holdings in the Financials and Energy sectors also hurt relative performance.

Top Ten Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	Pacific Biosciences of California, Inc.	Health Care	0.7%
2	Chiasma, Inc.	Health Care	0.6%
3	Mutualfirst Financial, Inc.	Financials	0.6%
4	Utah Medical Products, Inc.	Health Care	0.5%
5	CEL-SCI Corp.	Health Care	0.5%
6	Stratus Properties, Inc.	Real Estate	0.5%
7	Willis Lease Finance Corp.	Industrials	0.5%
8	Alphatec Holdings, Inc.	Health Care	0.5%
9	Synchronoss Technologies, Inc.	Information Technology	0.5%
10	Zynerba Pharmaceuticals, Inc.	Health Care	0.5%
	Total		5.4%

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.5%	6.5%	-2.0%
Consumer Discretionary	11.3%	9.7%	1.6%
Consumer Staples	2.1%	2.5%	-0.4%
Energy	8.2%	8.1%	0.1%
Financials	23.7%	24.5%	-0.8%
Health Care	20.5%	21.5%	-1.0%
Industrials	10.8%	10.3%	0.5%
Information Technology	10.5%	9.9%	0.6%
Materials	3.6%	3.6%	0.0%
Real Estate	1.8%	1.9%	-0.1%
Utilities	1.6%	1.5%	0.1%
Cash & Other Assets	1.4%	0.0%	1.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and

22	Annual Report | June 30, 2019

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	23

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

COMMON STOCKS - 98.56%
Communication Services - 4.45%
A.H. Belo Corp., Class A	90,883	$335,358
Alaska Communications Systems Group, Inc.*	279,500	477,945
Ballantyne Strong, Inc.*	92,020	297,225
Beasley Broadcast Group, Inc., Class A+	11,125	35,822
Chicken Soup For The Soul Entertainment, Inc.+	15,000	112,500
DHI Group, Inc.*	182,200	650,454
Emmis Communications Corp., Class A*	50,000	237,500
Entravision Communications Corp., Class A	165,000	514,800
EverQuote, Inc., Class A*	15,000	195,000
Fluent, Inc.*	100,000	538,000
Frontier Communications Corp.*+	445,000	778,750
Harte-Hanks, Inc.*	72,533	159,573
IDT Corp., Class B*	78,600	744,342
Lee Enterprises, Inc.*	232,700	521,248
Marchex, Inc., Class B*	192,400	904,280
McClatchy Co. (The), Class A*+	45,011	117,479
NII Holdings, Inc.*	228,500	386,165
Ooma, Inc.*	65,800	689,584
Saga Communications, Inc., Class A	13,016	406,620
Salem Media Group, Inc.	100,000	243,000
Spok Holdings, Inc.	60,000	902,400
Townsquare Media, Inc., Class A	78,500	422,330
Travelzoo*	45,000	694,800
Xcel Brands, Inc.*	91,000	131,950
Zedge, Inc., Class B*	16,855	27,811

		10,524,936

Consumer Discretionary - 11.33%
AMCON Distributing Co.	3,900	373,737
Ark Restaurants Corp.	17,900	366,055
Ascena Retail Group, Inc.*	150,000	91,500
Barnes & Noble Education, Inc.*	160,000	537,600
Bassett Furniture Industries, Inc.	37,044	564,921
Build-A-Bear Workshop, Inc.*	54,200	302,978
China XD Plastics Co., Ltd.*	56,000	117,600
Citi Trends, Inc.	40,800	596,496
Collectors Universe, Inc.	36,760	784,458
Container Store Group, Inc. (The)*+	78,300	573,156
CSS Industries, Inc.	37,000	180,560

Industry Company	Shares	Value

Consumer Discretionary (continued)
Culp, Inc.	40,000	$760,000
Del Frisco’s Restaurant Group, Inc.*+	70,000	557,200
Delta Apparel, Inc.*	32,988	764,662
Destination Maternity Corp.*	27,200	35,904
Destination XL Group, Inc.*+	202,222	355,911
Dixie Group, Inc. (The)*	93,200	54,056
Dover Motorsports, Inc.	123,396	256,664
Educational Development Corp.	41,400	289,386
Emerson Radio Corp.*	187,100	192,713
Escalade, Inc.	33,780	387,457
Famous Dave’s of America, Inc.*+	54,838	241,836
Flexsteel Industries, Inc.	27,000	460,620
Fred’s, Inc., Class A*+	115,000	56,534
Gaia, Inc.*+	48,400	366,872
GNC Holdings, Inc., Class A*+	200,000	300,000
Habit Restaurants, Inc. (The), Class A*	30,500	319,945
Hamilton Beach Brands Holding Co., Class A	32,000	609,600
Horizon Global Corp.*+	115,000	412,850
J Alexander’s Holdings, Inc.*	83,800	941,074
J. Jill, Inc.+	75,000	149,250
JAKKS Pacific, Inc.*	143,600	100,520
Kandi Technologies Group, Inc.*+	70,100	345,593
Lakeland Industries, Inc.*	31,557	353,438
Leaf Group, Ltd.*	80,000	592,800
Libbey, Inc.*+	125,000	232,500
Lifetime Brands, Inc.	66,500	629,090
Lincoln Educational Services Corp.*	229,405	529,926
Liquidity Services, Inc.*	82,000	499,380
Luby’s, Inc.*	145,500	157,140
New Home Co., Inc. (The)*+	68,400	263,340
P&F Industries, Inc., Class A	10,500	87,360
Peak Resorts, Inc.	71,000	337,250
Potbelly Corp.*	97,000	493,730
Red Lion Hotels Corp.*	74,900	532,539
Rocky Brands, Inc.	34,600	943,888
RTW RetailWinds, Inc.*	224,400	381,480
Shiloh Industries, Inc.*	74,500	362,815
SORL Auto Parts, Inc.*+	106,058	368,021
Sportsman’s Warehouse Holdings, Inc.*	164,015	619,977
Stage Stores, Inc.+	100,000	77,000
Stein Mart, Inc.*+	160,800	138,288
Strattec Security Corp.	16,700	402,470

24	Annual Report | June 30, 2019

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Superior Group of Cos, Inc.	45,500	$779,415
Superior Industries
International, Inc.	25,000	86,500
Sypris Solutions, Inc.*	84,404	65,413
Tandy Leather Factory, Inc.*	72,000	396,000
Town Sports International Holdings, Inc.*	90,000	195,300
Trans World Entertainment Corp.*	148,403	37,101
TravelCenters of America, LLC*	166,500	602,730
Tuesday Morning Corp.*	164,100	277,329
Turtle Beach Corp.*+	66,854	772,832
Unique Fabricating, Inc.+	50,000	135,500
Universal Technical Institute, Inc.*	102,100	350,203
UQM Technologies, Inc.*	94,000	155,100
US Auto Parts Network, Inc.*	169,438	211,798
Vince Holding Corp.*	39,600	552,420
Vitamin Shoppe, Inc.*+	159,500	628,430
VOXX International Corp.*	94,500	393,120
Weyco Group, Inc.	5,000	133,550
YogaWorks, Inc.*	14,130	8,478
ZAGG, Inc.*	79,900	556,104

		26,787,463

Consumer Staples - 2.05%
Alico, Inc.	16,200	491,508
Bridgford Foods Corp.*+	1,300	38,688
Castle Brands, Inc.*	213,987	99,269
Lifeway Foods, Inc.*	55,152	200,753
Mannatech, Inc.	13,600	231,064
Natural Alternatives International, Inc.*	40,310	470,015
Natural Grocers by Vitamin Cottage, Inc.*	69,400	697,470
Oil-Dri Corp. of America	25,700	874,828
Reed’s, Inc.*	103,700	391,986
Rocky Mountain Chocolate Factory, Inc.	30,000	252,000
Seneca Foods Corp., Class A*	26,500	737,495
United-Guardian, Inc.	19,000	357,200

		4,842,276

Energy - 8.17%
Adams Resources & Energy, Inc.	24,300	833,004
Aspen Aerogels, Inc.*	117,100	834,923
Barnwell Industries, Inc.*	54,320	61,382
CARBO Ceramics, Inc.*+	65,000	87,750

Industry Company	Shares	Value

Energy (continued)
Chaparral Energy, Inc., Class A*+	89,700	$422,487
Clean Energy Fuels Corp.*	180,000	480,600
Contango Oil & Gas Co.*+	208,730	363,190
Dawson Geophysical Co.*	49,745	124,362
Earthstone Energy, Inc., Class A*	64,302	393,528
Era Group, Inc.*	97,350	811,899
Evolution Petroleum Corp.	130,123	930,379
Geospace Technologies Corp.*	55,663	841,068
Goodrich Petroleum Corp.*	50,000	649,500
Gulf Island Fabrication, Inc.*	63,400	450,140
Hornbeck Offshore Services, Inc.*	215,000	268,750
Independence Contract Drilling, Inc.*	284,100	448,878
ION Geophysical Corp.*	127,816	1,028,919
Key Energy Services, Inc.*+	54,000	121,500
Lonestar Resources US, Inc., Class A*	141,400	323,806
Mexco Energy Corp.*+	12,000	47,400
Midstates Petroleum Co., Inc.*	125,000	736,250
Mitcham Industries, Inc.*	119,545	472,203
NACCO Industries, Inc., Class A	20,000	1,038,800
Natural Gas Services Group, Inc.*	34,376	567,204
NCS Multistage Holdings, Inc.*	199,200	707,160
New Concept Energy, Inc.*+	8,400	15,456
Nuverra Environmental Solutions, Inc.*+	2,689	11,052
Overseas Shipholding Group, Inc., Class A*	464,700	873,636
Panhandle Oil and Gas, Inc., Class A	35,594	464,146
PEDEVCO Corp.*+	40,000	83,200
Pioneer Energy Services Corp.*	395,000	99,896
Quintana Energy Services, Inc.*+	183,514	295,458
Ranger Energy Services, Inc.*+	40,600	326,830
REX American Resources Corp.*	6,249	455,552
RigNet, Inc.*	71,309	718,795
SEACOR Marine Holdings, Inc.*	45,440	679,782
SilverBow Resources, Inc.*	21,148	292,900
Smart Sand, Inc.*+	155,000	378,200

www.bridgeway.com	25

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Superior Drilling Products, Inc.*	166,100	$167,761
Tengasco, Inc.*	25,000	20,875
Uranium Energy Corp.*	720,000	986,400
VAALCO Energy, Inc.*	237,100	395,957

		19,310,978

Financials - 23.73%
1347 Property Insurance Holdings, Inc.*	38,400	190,080
1st Constitution Bancorp	18,733	345,998
A-Mark Precious Metals, Inc.*+	60,200	785,610
American River Bankshares	56,000	686,560
AmeriServ Financial, Inc.	135,671	563,035
Ashford, Inc.*+	5,200	165,308
Asta Funding, Inc.*	68,400	481,536
Atlantic American Corp.	74,856	178,157
Atlanticus Holdings Corp.*	60,812	246,289
Auburn National Bancorporation, Inc.+	2,974	99,629
Bank of Commerce Holdings	60,341	645,045
Bank of Princeton (The)	13,910	417,300
Bank7 Corp.*	24,010	443,945
BankFinancial Corp.	47,000	657,530
Bankwell Financial Group, Inc.	26,937	773,092
Baycom Corp.*	35,000	766,500
BCB Bancorp, Inc.	60,712	840,861
C&F Financial Corp.	14,200	775,462
Capitala Finance Corp.	62,880	594,216
CB Financial Services, Inc.+	13,700	325,375
Chemung Financial Corp.	14,998	725,003
Citizens Community Bancorp, Inc.	35,600	385,904
Citizens First Corp.	2,633	67,615
Citizens Holding Co.	20,670	426,422
CM Finance, Inc.	46,800	356,148
Codorus Valley Bancorp, Inc.	29,464	677,672
Cohen & Co., Inc.+	3,000	13,800
Colony Bankcorp, Inc.+	36,568	619,828
Community West Bancshares	38,357	370,145
Conifer Holdings, Inc.*+	19,000	75,810
Consumer Portfolio Services, Inc.*	138,100	524,780
Eagle Bancorp Montana, Inc.	22,021	365,549
Elevate Credit, Inc.*	143,600	591,632

Industry Company	Shares	Value

Financials (continued)
Entegra Financial Corp.*	200	$6,024
ESSA Bancorp, Inc.	59,000	899,750
Evans Bancorp, Inc.	24,701	931,969
FedNat Holding Co.	20,412	291,279
Fidelity D&D Bancorp, Inc.	1,000	67,200
First Bancorp, Inc.+	17,753	476,668
First Bank	62,863	738,012
First Business Financial Services, Inc.	22,308	524,238
First Financial Northwest, Inc.	47,000	665,050
First Guaranty Bancshares, Inc.	5,614	117,052
First Internet Bancorp	33,000	710,820
First Northwest Bancorp	42,500	690,625
First United Corp.+	24,192	476,824
GAIN Capital Holdings, Inc.+	86,800	358,484
GAMCO Investors, Inc., Class A	10,000	191,700
Guaranty Federal Bancshares, Inc.+	20,856	484,902
Hallmark Financial Services, Inc.*	45,700	650,311
Hawthorn Bancshares, Inc.+	28,121	753,643
HMN Financial, Inc.*	25,000	525,000
HopFed Bancorp, Inc.	32,988	625,782
Horizon Technology Finance Corp.	53,600	632,480
Impac Mortgage Holdings, Inc.*	16,600	51,460
Investar Holding Corp.	21,000	500,850
JMP GROUP, LLC+	51,851	203,256
Lake Shore Bancorp, Inc.	22,150	331,142
Landmark Bancorp, Inc.	15,175	363,441
Level One Bancorp, Inc.	25,000	624,750
Malvern Bancorp, Inc.*	23,300	512,833
Manning & Napier, Inc.	50,000	87,500
Marlin Business Services Corp.	43,300	1,079,469
Medallion Financial Corp.*+	78,744	530,735
Medley Management, Inc., Class A+	10,000	24,600
Meridian Corp.*	24,000	405,600
Mid Penn Bancorp, Inc.	18,348	457,783
MidSouth Bancorp, Inc.+	36,750	435,488
Monroe Capital Corp.+	61,403	708,591
MSB Financial Corp./MD	25,000	382,750
MutualFirst Financial, Inc.	38,911	1,324,530
Northeast Bank	35,300	973,574
Northrim BanCorp, Inc.	26,750	953,905

26	Annual Report | June 30, 2019

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Norwood Financial Corp.	18,112	$630,479
Oaktree Strategic, Income Corp.	30,103	255,574
Ocwen Financial Corp.*	225,000	465,750
Ohio Valley Banc Corp.	19,500	752,115
OP Bancorp	41,851	453,665
Pacific Mercantile Bancorp*	83,319	687,382
Patriot National Bancorp, Inc.	16,500	246,345
PCB Bancorp	9,900	168,696
PDL Community Bancorp*	23,000	328,670
Penns Woods Bancorp, Inc.+	16,400	742,100
Peoples Bancorp of North Carolina, Inc.	24,830	746,142
Portman Ridge Finance Corp.	201,300	452,925
Premier Financial Bancorp, Inc.	60,275	904,125
Provident Financial Holdings, Inc.	38,617	810,571
Prudential Bancorp, Inc.	7,034	133,083
Pzena Investment Management, Inc., Class A	52,800	453,552
Regional Management Corp.*	20,000	527,400
Riverview Bancorp, Inc.	91,226	779,070
Safeguard Scientifics, Inc.*	35,000	422,450
SB One Bancorp	35,000	782,250
Security National Financial Corp., Class A*	58,480	293,570
Select Bancorp, Inc.*	54,676	625,493
Shore Bancshares, Inc.	38,700	632,358
Silvercrest Asset Management Group, Inc., Class A	50,002	701,528
Southern First Bancshares, Inc.*	21,215	830,779
Southern Missouri Bancorp, Inc.	12,000	417,960
Spirit of Texas Bancshares, Inc.*	30,989	697,252
Summit State Bank	17,200	189,200
Territorial Bancorp, Inc.	27,000	834,300
Timberland Bancorp, Inc.	24,222	723,753
Two River Bancorp	31,968	459,060
Union Bankshares, Inc./Morrisville VT	7,419	274,577
United Bancshares, Inc.+	15,200	306,584
United Security Bancshares	55,400	631,006
Unity Bancorp, Inc.	46,500	1,055,550

Industry Company	Shares	Value

Financials (continued)
Western New England Bancorp, Inc.	78,362	$731,901

		56,099,121

Health Care - 20.55%
AcelRx Pharmaceuticals, Inc.*+	308,150	779,619
Aclaris Therapeutics, Inc.*	80,000	175,200
Adamas Pharmaceuticals, Inc.*+	101,500	629,300
Aduro Biotech, Inc.*	300,000	462,000
Aeglea BioTherapeutics, Inc.*	75,000	513,750
AgeX Therapeutics, Inc.*	23,499	86,241
Alimera Sciences, Inc.*+	460,000	409,400
Allena Pharmaceuticals, Inc.*+	48,000	195,360
Alphatec Holdings, Inc.*+	249,000	1,130,460
Alpine Immune Sciences, Inc.*	200	842
Apollo Endosurgery, Inc.*	80,000	260,000
Applied Genetic Technologies Corp.*	36,400	137,956
Aptevo Therapeutics, Inc.*	83,802	74,290
Apyx Medical Corp.*	109,970	738,998
Aquestive Therapeutics, Inc.*+	60,000	252,000
Aquinox Pharmaceuticals, Inc.*	80,000	188,800
Aratana Therapeutics, Inc.*	46,983	242,432
Ardelyx, Inc.*	226,100	608,209
Bellicum Pharmaceuticals, Inc.*+	71,700	121,890
BioScrip, Inc.*	368,700	958,620
BioTime, Inc.*	507,661	558,427
Calithera Biosciences, Inc.*	132,600	517,140
Capital Senior Living Corp.*	33,336	167,680
Castlight Health, Inc., Class B*	57,400	185,402
Catabasis Pharmaceuticals, Inc.*+	20,900	168,663
Cellular Biomedicine Group, Inc.*	30,800	509,124
CEL-SCI Corp.*+	152,000	1,273,760
Chiasma, Inc.*	187,600	1,401,372
Chimerix, Inc.*	150,000	648,000
Cidara Therapeutics, Inc.*	69,982	117,570
Clearside Biomedical, Inc.*+	90,000	87,462
Conatus Pharmaceuticals, Inc.*+	60,000	15,606
Conformis, Inc.*	250,000	1,090,000

www.bridgeway.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Constellation Pharmaceuticals, Inc.*+	27,500	$337,700
Corindus Vascular Robotics, Inc.*+	38,000	113,240
CorMedix, Inc.*+	66,000	592,020
Corvus Pharmaceuticals, Inc.*	100	374
Cross Country Healthcare, Inc.*	100,000	938,000
Cumberland Pharmaceuticals, Inc.*	135,100	860,587
Curis, Inc.*	100,000	186,000
CynergisTek, Inc.*	55,000	266,200
Dova Pharmaceuticals, Inc.*+	70,156	989,200
Eiger BioPharmaceuticals, Inc.*	71,000	752,600
ElectroCore, Inc.*+	36,200	72,400
Electromed, Inc.*	45,000	245,250
Endologix, Inc.*	10,000	72,400
Enzo Biochem, Inc.*	170,000	572,900
EyePoint Pharmaceuticals, Inc.*	330,000	541,200
Fulgent Genetics, Inc.*+	78,100	521,708
Gemphire Therapeutics, Inc.*+	25,000	20,250
Genesis Healthcare, Inc.*	405,400	502,696
Geron Corp.*+	250,000	352,500
Harvard Bioscience, Inc.*	166,717	333,434
Infinity Pharmaceuticals, Inc.*	240,000	432,000
InfuSystem Holdings, Inc.*	59,900	257,570
IntriCon Corp.*	21,500	502,240
IRIDEX Corp.*	50,400	229,320
Jounce Therapeutics, Inc.*	95,000	470,250
Kala Pharmaceuticals, Inc.*+	134,400	857,472
KemPharm, Inc.*+	130,200	227,850
Kewaunee Scientific Corp.	11,600	222,024
Kodiak Sciences, Inc.*	12,500	146,250
Lannett Co., Inc.*+	85,000	515,100
Leap Therapeutics, Inc.*+	36,300	64,977
Magenta Therapeutics, Inc.*+	55,287	815,483
Marinus Pharmaceuticals, Inc.*+	181,500	753,225
Matinas BioPharma Holdings, Inc.*	340,000	291,244
Menlo Therapeutics, Inc.*	112,300	672,677
Mereo BioPharma Group PLC, ADR*+	15,961	38,306
Merrimack Pharmaceuticals, Inc.*	55,000	332,750
Mersana Therapeutics, Inc.*	49,800	201,690

Industry Company	Shares	Value

Health Care (continued)
Micron Solutions, Inc.*+	20,000	$49,000
Millendo Therapeutics, Inc.*	6,666	77,059
Minerva Neurosciences, Inc.*	50,000	281,500
Misonix, Inc.*	14,700	373,674
Myomo, Inc.*	50,000	35,000
Neon Therapeutics, Inc.*+	132,400	627,576
Neos Therapeutics, Inc.*+	125,000	161,250
Novan, Inc.*+	60,000	162,000
Nuvectra Corp.*	35,100	117,585
Oncocyte Corp.*	115,000	286,350
Organovo Holdings, Inc.*	348,600	182,318
Otonomy, Inc.*	88,000	242,000
Owens & Minor, Inc.	100,000	320,000
Pacific Biosciences of California, Inc.*	275,200	1,664,960
Palatin Technologies, Inc.*	696,000	807,360
Paratek Pharmaceuticals, Inc.*+	95,000	379,050
Pfenex, Inc.*	94,500	636,930
Protagonist Therapeutics, Inc.*	88,344	1,069,846
Protalix BioTherapeutics, Inc.*	171,672	80,514
Quorum Health Corp.*	51,400	71,446
resTORbio, Inc.*+	95,000	969,000
Rexahn Pharmaceuticals, Inc.*+	8,275	42,699
Rockwell Medical, Inc.*+	25,600	77,056
Savara, Inc.*	40,000	94,800
scPharmaceuticals, Inc.*+	50,000	159,500
SCYNEXIS, Inc.*	150,000	196,500
SeaSpine Holdings Corp.*	58,613	776,622
Selecta Biosciences, Inc.*	68,100	121,899
Seres Therapeutics, Inc.*+	145,500	468,510
Sesen Bio, Inc.*+	200,000	300,000
Sierra Oncology, Inc.*	363,700	203,672
Spero Therapeutics, Inc.*	46,379	533,822
Surface Oncology, Inc.*	4,200	11,844
Sutro Biopharma, Inc.*	48,800	555,344
Syndax Pharmaceuticals, Inc.*	35,000	325,850
Synlogic, Inc.*	93,000	846,300
Syros Pharmaceuticals, Inc.*+	10,000	92,600
T2 Biosystems, Inc.*+	125,000	210,000
Tocagen, Inc.*	85,034	568,027
Tracon Pharmaceuticals, Inc.*	60,000	40,800
Trevena, Inc.*	150,000	154,500
Utah Medical Products, Inc.	13,800	1,320,660
Verastem, Inc.*+	229,000	345,790

28	Annual Report | June 30, 2019

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
VIVUS, Inc.*+	64,600	$ 246,772
VolitionRX, Ltd.*+	195,000	612,300
vTv Therapeutics, Inc., Class A*+	68,800	98,384
XOMA Corp.*+	21,700	322,462
Xtant Medical Holdings, Inc.*+	50,000	150,000
Zynerba Pharmaceuticals, Inc.*+	80,500	1,090,775

		48,568,566

Industrials - 10.85%
Acacia Research Corp.*	211,800	626,928
Acme United Corp.	6,335	143,044
AeroCentury Corp.*+	10,900	79,270
Alpha Pro Tech, Ltd.*+	151,200	515,592
American Superconductor Corp.*+	45,100	418,528
AMREP Corp.*	30,100	206,486
ARC Document Solutions, Inc.*	164,000	334,560
Arotech Corp.*	121,367	241,520
Avalon Holdings Corp., Class A*	12,675	31,562
BG Staffing, Inc.	37,500	708,000
BlueLinx Holdings, Inc.*+	35,600	705,236
CECO Environmental Corp.*	69,710	668,519
Charah Solutions, Inc.*	61,900	340,450
Chicago Rivet & Machine Co.	10,000	284,900
Commercial Vehicle Group, Inc.*	100,100	802,802
CompX International, Inc.	3,200	54,080
CPI Aerostructures, Inc.*	39,700	333,877
CRA International, Inc.	13,500	517,455
Eastern Co. (The)	21,200	594,024
Ecology and Environment, Inc., Class A	13,000	141,700
Espey Manufacturing & Electronics Corp.+	10,700	264,825
ExOne Co. (The)*+	48,300	450,156
Fuel Tech, Inc.*	49,228	68,919
Gencor Industries, Inc.*	44,450	577,850
Goldfield Corp. (The)*	108,080	248,584
GP Strategies Corp.*	40,000	603,200
Graham Corp.	35,900	725,539
Highpower International, Inc.*+	50,000	212,000
Hill International, Inc.*	249,751	674,328
Houston Wire & Cable Co.*	57,100	299,204
Hudson Global, Inc.*	10,942	136,228

Industry Company	Shares	Value

Industrials (continued)
Hurco Cos., Inc.	23,734	$ 843,981
InnerWorkings, Inc.*	123,808	472,947
Innovative Solutions & Support, Inc.*	80,400	410,040
LB Foster Co., Class A*	32,600	891,284
LiqTech International, Inc.*+	6,249	61,928
LSI Industries, Inc.	88,000	321,200
Mastech Digital, Inc.*	18,500	87,875
Miller Industries, Inc.	13,800	424,350
NL Industries, Inc.*	48,100	175,565
Northwest Pipe Co.*	21,200	546,536
PAM Transportation Services, Inc.*	13,108	812,696
Patriot Transportation Holding, Inc.*	30,871	523,881
Performant Financial Corp.*	305,000	320,250
Perma-Pipe International Holdings, Inc.*	66,100	601,510
PICO Holdings, Inc.*	85,000	987,700
Radiant Logistics, Inc.*	112,300	689,522
RCM Technologies, Inc.*	180,710	722,840
Servotronics, Inc.	15,653	150,269
SIFCO Industries, Inc.*	16,024	46,309
Transcat, Inc.*	24,800	634,632
Twin Disc, Inc.*	49,600	748,960
Ultralife Corp.*	52,400	416,580
USA Truck, Inc.*	14,600	147,606
Virco Manufacturing Corp.	16,800	78,456
Volt Information Sciences, Inc.*	150,000	673,500
Willis Lease Finance Corp.*	20,420	1,190,894
YRC Worldwide, Inc.*	165,000	664,950

		25,655,627
Information Technology - 10.47%
Aerohive Networks, Inc.*	110,000	487,300
Alithya Group, Inc., Class A*	51,650	135,323
ALJ Regional Holdings, Inc.*	78,000	120,900
Amtech Systems, Inc.*	46,500	255,750
AstroNova, Inc.	32,800	847,552
Aviat Networks, Inc.*	22,086	302,578
Aware, Inc.*	79,579	264,202
AXT, Inc.*	208,006	823,704
Bel Fuse, Inc., Class B	25,000	429,250
BK Technologies Corp.	163,744	704,099
Blonder Tongue Laboratories, Inc.*	20,000	19,400
BSQUARE Corp.*	59,500	69,020
CBAK Energy Technology, Inc.*	55,000	51,425
Clearfield, Inc.*	41,600	551,200

www.bridgeway.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Communications Systems, Inc.	25,000	$ 75,250
Computer Task Group, Inc.*	69,800	279,898
CSP, Inc.	38,700	590,175
CyberOptics Corp.*	17,550	284,836
EMCORE Corp.*	49,702	163,520
Everspin Technologies, Inc.*+	41,400	269,928
Frequency Electronics, Inc.*	16,000	182,240
GlobalSCAPE, Inc.	91,180	931,860
GSE Systems, Inc.*	140,125	327,892
GSI Technology, Inc.*	111,417	954,844
ID Systems, Inc.*	33,000	194,040
IEC Electronics Corp.*	43,450	272,866
Information Services Group, Inc.*	171,000	540,360
Innodata, Inc.*	165,955	149,359
Inseego Corp.*+	21,900	104,901
Intellicheck, Inc.*+	49,700	287,763
Intelligent Systems Corp.*+	35,362	1,018,072
inTEST Corp.*	55,600	267,436
Intevac, Inc.*	65,000	314,600
Issuer Direct Corp.+	25,000	280,000
Key Tronic Corp.*	57,100	284,358
KVH Industries, Inc.*	75,510	820,794
MagnaChip Semiconductor Corp.*+	50,000	517,500
Majesco*	6,000	55,860
Marin Software, Inc.*	44,614	109,750
MicroVision, Inc.*	100,000	80,520
Net 1 UEPS Technologies, Inc.*	152,000	608,000
Network-1 Technologies, Inc.	115,000	287,500
Optical Cable Corp.*	20,100	82,812
PCM, Inc.*	22,700	795,408
PC-Tel, Inc.	78,100	345,983
Perceptron, Inc.*	41,500	184,675
Pixelworks, Inc.*	213,900	631,005
PRGX Global, Inc.*	79,216	532,332
QAD, Inc., Class B	6,250	184,375
QuickLogic Corp.*	130,000	74,815
RealNetworks, Inc.*	152,200	289,180
RF Industries, Ltd.	14,100	119,004
Richardson Electronics, Ltd.	99,011	554,462
Seachange International, Inc.*	43,700	62,491
SMTC Corp.*+	102,434	395,395
StarTek, Inc.*+	113,800	929,746
Steel Connect, Inc.*	249,500	454,090

Industry Company	Shares	Value

Information Technology (continued)
Synacor, Inc.*	242,400	$ 378,144
Synchronoss Technologies, Inc.*	140,900	1,114,519
Telaria, Inc.*	111,900	841,488
TESSCO Technologies, Inc.	42,800	764,408
TransAct Technologies, Inc.	30,000	337,800
Trio-Tech International*+	26,800	77,184
Wayside Technology Group, Inc.	10,298	116,264
Wireless Telecom Group, Inc.*	113,100	178,698

		24,760,103
Materials - 3.62%
Advanced Emissions Solutions, Inc.+	77,075	974,228
AgroFresh Solutions, Inc.*	157,200	237,372
Ampco-Pittsburgh Corp.*	50,000	201,500
Amyris, Inc.*+	165,000	587,400
Core Molding Technologies, Inc.*	45,100	336,897
Flexible Solutions International, Inc.+	45,707	206,138
Flotek Industries, Inc.*+	150,000	496,500
Friedman Industries, Inc.	57,000	396,720
Gold Resource Corp.	203,100	686,478
Gulf Resources, Inc.*	362,900	355,642
Intrepid Potash, Inc.*	105,000	352,800
LSB Industries, Inc.*	107,500	419,250
Northern Technologies International Corp.	13,950	341,078
Olympic Steel, Inc.	48,300	659,295
Paramount Gold Nevada Corp.*	40,000	31,220
Ramaco Resources, Inc.*+	150,800	802,256
Synalloy Corp.	43,500	679,470
Trecora Resources*	30,000	287,100
Universal Stainless & Alloy Products, Inc.*+	30,858	493,728

		8,545,072
Real Estate - 1.77%
American Realty Investors, Inc.*	11,113	151,581
Consolidated-Tomoka Land Co.	15,449	922,305
Griffin Industrial Realty, Inc.	17,905	632,942
Maui Land & Pineapple Co., Inc.*	80,700	830,403
Stratus Properties, Inc.*	37,150	1,204,774

30	Annual Report | June 30, 2019

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company		Shares	Value

Common Stocks (continued)
Real Estate (continued)
Transcontinental Realty Investors, Inc.*+		3,097	$ 79,376
Trinity Place Holdings, Inc.*		91,100	359,845

			4,181,226
Utilities - 1.57%
Cadiz, Inc.*+		71,700	806,625
Genie Energy, Ltd., Class B		98,667	1,050,804
Global Water Resources, Inc.		86,400	902,016
RGC Resources, Inc.		15,259	465,705
Spark Energy, Inc., Class A+		43,000	481,170

			3,706,320

TOTAL COMMON STOCKS - 98.56%			232,981,688

(Cost $208,743,902)

EXCHANGE TRADED FUND - 0.26%
iShares Micro-Cap ETF+		6,525	608,065

TOTAL EXCHANGE TRADED FUND -0.26%			608,065

(Cost $163,006)

RIGHTS - 0.00%
OncoMed Pharmaceuticals, Inc., CVR*Δ		125,000	—
OncoMed Pharmaceuticals, Inc., CVR*Δ		75,000	—

TOTAL RIGHTS - 0.00%			—

(Cost $35,063)

WARRANTS - 0.00%
SAExploration Series A, expire 07/27/21*Δ		848	—
SAExploration Series B, expire 07/27/21*Δ		848	—

TOTAL WARRANTS - 0.00%			—

(Cost $ — )

Rate^		Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	288	288

TOTAL MONEY MARKET FUND - 0.00%			288

(Cost $288)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.38%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	24,535,439	$24,535,439

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -10.38%			24,535,439

(Cost $24,535,439)

TOTAL INVESTMENTS - 109.20%			$258,125,480
(Cost $233,477,698)
Liabilities in Excess of Other Assets - (9.20%)			(21,754,261)

NET ASSETS - 100.00%			$236,371,219

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2019.
^	Rate disclosed as of June 30, 2019.
Δ	Security was fair valued using significant unobservable inputs (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2019. Total loaned securities had a value of $24,435,122, which included loaned securities with value of $854,698 that have been sold and are pending settlement as of June 30, 2019. The total market value of loaned securities excluding these pending sales is $23,580,424.

ADR - American Depositary Receipt

CVR - Contingent Value Rights

LLC - Limited Liability Company

PLC - Public Limited Company

www.bridgeway.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$232,981,688	$—	$—	$232,981,688
Exchange Traded Fund	608,065	—	—	608,065
Rights	—	—	0	0
Warrants	—	—	0	0
Money Market Fund	—	288	—	288
Investments Purchased with Cash Proceeds from Securities Lending	—	24,535,439	—	24,535,439

TOTAL	$233,589,753	$24,535,727	$0	$258,125,480

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Rights	Warrants	Total
Balance as of 06/30/2018	$—	$0	$0
Purchases/Issuances	35,063	—	35,063
Sales/Expirations	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	(35,063)	—	(35,063)
Transfers in	—	—	—
Transfers out	—	—	—

Balance as of 06/30/2019	$0	$0	$0

Net Change in Unrealized Appreciation (Depreciation) from Investments Held as of 06/30/2019	$(35,063)	$—	$(35,063)

See Notes to Financial Statements.

32	Annual Report | June 30, 2019

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned +0.92%, underperforming our primary market benchmark, the Russell 2000 Growth Index (+2.75%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+5.18%). It was a poor quarter on a relative basis.

For the fiscal year, our Fund returned -10.81%, lagging both the Russell 2000 Growth Index (-0.49%) and the Lipper Small-Cap Growth Funds Index (+6.95%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	0.92%	-10.81%	7.81%	12.50%	6.40%	6.66%
Russell 2000 Growth Index	2.75%	-0.49%	8.63%	14.41%	8.90%	9.15%
Lipper Small-Cap Growth Funds Index	5.18%	6.95%	10.33%	14.69%	8.71%	8.75%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	33

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2019

Detailed Explanation of Quarterly Performance

The Fund’s diversifying value metrics models significantly underperformed the benchmark and detracted from relative results during the quarter, while its core company financial health models slightly lagged the benchmark. However, the Fund’s diversifying price momentum models outperformed the benchmark, helping offset some of this negative impact. The Fund’s tilt toward smaller companies in the small-cap growth universe also detracted from relative performance. The impact of the Fund’s greater-than-benchmark core exposure (as measured by multiple value metrics) was mixed during the quarter.

From a sector perspective, the Fund’s allocation effect was negative. Overweightings in the Energy and Communication Services sectors particularly hurt relative results. The Fund’s stock selection effect was significantly negative. Holdings in the Information Technology, Health Care, and Industrials sectors detracted the most from relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund’s diversifying value metrics models and primary company financial health models significantly lagged the benchmark during the 12-month period and detracted from relative results. However, the Fund’s diversifying price momentum models improved relative performance and partially offset some of these losses. The Fund’s tilts toward smaller companies in the small-cap growth universe and to core stocks across multiple value metrics also detracted from relative performance.

From a sector perspective, the Fund’s allocation effect was negative. Overweightings in the Energy and Industrials sectors and an underweighting in the Real Estate sector detracted the most from relative results. The Fund’s stock selection effect was significantly negative, with holdings in the Information Technology, Health Care, Financials, and Industrials sectors weighing heavily on relative returns.

34	Annual Report | June 30, 2019

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	TTEC Holdings, Inc.	Information Technology	1.9%
2	Avid Technology, Inc.	Information Technology	1.9%
3	Innoviva, Inc.	Health Care	1.8%
4	Haemonetics Corp.	Health Care	1.7%
5	Kronos Worldwide, Inc.	Materials	1.7%
6	Boot Barn Holdings, Inc.	Consumer Discretionary	1.7%
7	ProPetro Holding Corp.	Energy	1.7%
8	Emergent BioSolutions, Inc.	Health Care	1.6%
9	Insperity, Inc.	Industrials	1.6%
10	AMN Healthcare Services, Inc.	Health Care	1.6%
	Total		17.2%

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Communication Services	4.5%	3.1%	1.4%
Consumer Discretionary	14.3%	14.6%	-0.3%
Consumer Staples	3.8%	2.9%	0.9%
Energy	5.2%	1.7%	3.5%
Financials	9.7%	7.1%	2.6%
Health Care	23.0%	26.5%	-3.5%
Industrials	17.9%	18.5%	-0.6%
Information Technology	15.2%	18.5%	-3.3%
Materials	5.8%	3.4%	2.4%
Real Estate	0.9%	3.2%	-2.3%
Utilities	0.0%	0.5%	-0.5%
Liabilities in Excess of Other Assets	-0.3%	0.0%	-0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	35

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

36	Annual Report | June 30, 2019

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

COMMON STOCKS - 100.31%
Communication Services - 4.46%
Entravision Communications Corp., Class A	154,700	$ 482,664
Liberty Media Corp.-Liberty Braves, Class C*	5,300	148,241
Nexstar Media Group, Inc., Class A	5,700	575,700
TechTarget, Inc.*	31,600	671,500

		1,878,105

Consumer Discretionary - 14.32%
America’s Car-Mart, Inc.*	5,400	464,832
Asbury Automotive Group, Inc.*	7,800	657,852
Bloomin’ Brands, Inc.	27,200	514,352
Boot Barn Holdings, Inc.*	20,100	716,364
Cheesecake Factory, Inc. (The)	7,400	323,528
Children’s Place, Inc. (The)+	4,900	467,362
Crocs, Inc.*	25,300	499,675
Dave & Buster’s Entertainment, Inc.	11,900	481,593
LCI Industries	2,900	261,000
LGI Homes, Inc.*	8,600	614,298
M/I Homes, Inc.*	4,000	114,160
Penn National Gaming, Inc.*	2,478	47,726
RH*	5,400	624,240
Stamps.com, Inc.*	2,900	131,283
Tailored Brands, Inc.+	18,900	109,053

		6,027,318

Consumer Staples - 3.83%
Chefs’ Warehouse, Inc. (The)*	13,000	455,910
Coca-Cola Consolidated, Inc.	2,000	598,500
Medifast, Inc.	3,500	449,050
Performance Food Group Co.*	2,700	108,081

		1,611,541

Energy - 5.17%
Carrizo Oil & Gas, Inc.*	17,200	172,344
CONSOL Energy, Inc.*	10,200	271,422
DMC Global, Inc.	6,600	418,110
Par Pacific Holdings, Inc.*	15,300	313,956
ProPetro Holding Corp.*	34,000	703,800
Rosehill Resources, Inc.*	79,600	294,520

		2,174,152

Financials - 9.68%
Diamond Hill Investment Group, Inc.	1,000	141,720

Industry Company	Shares	Value

Financials (continued)
Enova International, Inc.*	27,800	$ 640,790
FedNat Holding Co.	9,900	141,273
FirstCash, Inc.	6,600	660,132
Green Dot Corp., Class A*	2,600	127,140
Moelis & Co., Class A	7,100	248,145
Primerica, Inc.	2,100	251,895
Seacoast Banking Corp of Florida*	23,500	597,840
Universal Insurance Holdings, Inc.	22,300	622,170
Walker & Dunlop, Inc.	12,100	643,841

		4,074,946
Health Care - 23.03%
AMN Healthcare Services, Inc.*	12,500	678,125
AtriCure, Inc.*	11,400	340,176
Axogen, Inc.*	3,800	75,240
BioSpecifics Technologies Corp.*	9,500	567,245
BioTelemetry, Inc.*	9,900	476,685
Cutera, Inc.*	6,600	137,148
Emergent BioSolutions, Inc.*	14,500	700,495
Ensign Group, Inc. (The)	11,400	648,888
Genesis Healthcare, Inc.*	479,600	594,704
Haemonetics Corp.*	6,100	734,074
Innoviva, Inc.*	50,600	736,736
IntriCon Corp.*	4,800	112,128
Jounce Therapeutics, Inc.*	121,300	600,435
Ligand Pharmaceuticals, Inc.*	5,300	604,995
Providence Service Corp. (The)*	9,900	567,666
RTI Surgical Holdings, Inc.*	34,500	146,625
Sientra, Inc.*	29,500	181,720
Simulations Plus, Inc.	4,800	137,088
Tactile Systems Technology, Inc.*	8,100	461,052
Vericel Corp.*	30,000	566,700
Vocera Communications, Inc.*	19,600	625,632

		9,693,557
Industrials - 17.88%
Allegiant Travel Co.	2,100	301,350
ArcBest Corp.	11,000	309,210
Atkore International Group, Inc.*	6,100	157,807
Avis Budget Group, Inc.*	18,100	636,396
Brink’s Co. (The)	3,200	259,776
Comfort Systems USA, Inc.	11,500	586,385
Covanta Holding Corp.	7,500	134,325

www.bridgeway.com	37

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Forward Air Corp.	4,200	$ 248,430
General Finance Corp.*	12,200	102,114
Harsco Corp.*	23,500	644,840
Herc Holdings, Inc.*	3,200	146,656
Insperity, Inc.	5,600	683,984
Kadant, Inc.	6,600	599,346
Lindsay Corp.	2,200	180,862
MasTec, Inc.*	3,700	190,661
Meritor, Inc.*	18,600	451,050
Miller Industries, Inc.	9,600	295,200
PAM Transportation Services, Inc.*	6,800	421,600
Patrick Industries, Inc.*	5,000	245,950
Systemax, Inc.	9,900	219,384
Tennant Co.	7,400	452,880
Willis Lease Finance Corp.*	4,400	256,608

		7,524,814

Information Technology - 15.25%
ACI Worldwide, Inc.*	18,100	621,554
Alarm.com Holdings, Inc.*	8,200	438,700
Avid Technology, Inc.*	85,700	781,584
Bottomline Technologies, Inc.*	13,400	592,816
Calix, Inc.*	17,100	112,176
Cirrus Logic, Inc.*	10,000	437,000
Extreme Networks, Inc.*	55,600	359,732
InterDigital, Inc.	9,700	624,680
Limelight Networks, Inc.*	204,800	552,960
QAD, Inc., Class A	12,400	498,604
TTEC Holdings, Inc.	17,200	801,348
Unisys Corp.*	61,400	596,808

		6,417,962

Materials - 5.77%
Forterra, Inc.*+	123,500	613,795
Kronos Worldwide, Inc.	47,000	720,040
Ryerson Holding Corp.*	67,800	564,774
Verso Corp., Class A*	27,700	527,685

		2,426,294

Real Estate - 0.92%
HFF, Inc., Class A	8,500	386,580

TOTAL COMMON STOCKS - 100.31%		42,215,269

(Cost $39,873,431)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.92%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	1,228,325	$1,228,325

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.92%			1,228,325

(Cost $ 1,228,325)

TOTAL INVESTMENTS - 103.23%			$43,443,594
(Cost $ 41,101,756)
Liabilities in Excess of Other Assets - (3.23%)			(1,358,348)

NET ASSETS - 100.00%			$42,085,246

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2019.
^	Rate disclosed as of June 30, 2019.
+	This security or a portion of the security is out on loan as of June 30, 2019. Total loaned securities had a value of $1,190,210 as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$42,215,269	$—	$—	$42,215,269
Investments Purchased with Cash Proceeds from Securities Lending	—	1,228,325	—	1,228,325

TOTAL	$42,215,269	$1,228,325	$—	$43,443,594

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

38	Annual Report | June 30, 2019

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned -2.50%, underperforming our primary market benchmark, the Russell 2000 Value Index (+1.38%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+0.83%). It was a poor quarter.

For the fiscal year, our Fund returned -17.12%, lagging the Russell 2000 Value Index (-6.24%) and the Lipper Small-Cap Value Funds Index (-7.41%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	-2.50%	-17.12%	2.17%	10.76%	6.59%	6.61%
Russell 2000 Value Index	1.38%	-6.24%	5.39%	12.40%	7.28%	7.98%
Lipper Small-Cap Value Funds Index	0.83%	-7.41%	3.97%	11.71%	7.26%	7.99%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	39

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2019

Detailed Explanation of Quarterly Performance

The Fund’s primary value metrics models and diversifying price momentum models lagged the benchmark and detracted from relative results during the quarter. The Fund’s company financial health models outperformed, however, helping offset some of this negative impact. The Fund’s tilt toward deeper value stocks weighed on relative results during a quarter in which value underperformed growth in the small-cap universe. Likewise, the Fund’s tilt toward smaller companies also detracted from results, as the benchmark’s largest companies generally outperformed its smaller companies.

From a sector perspective, the Fund’s allocation effect was flat during the quarter. However, the Fund’s stock selection effect was significantly negative. Holdings in the Consumer Discretionary, Financials, and Energy sectors detracted the most from relative results.

Detailed Explanation of Fiscal Year Performance

Our primary value metrics models and diversifying price momentum models lagged the benchmark significantly and detracted from relative results. However, the Fund’s diversifying company financial health models outperformed the benchmark. The Fund’s tilt toward deeper value stocks weighed on relative results for the 12-month period, as did our tilt toward smaller companies in the small-cap value universe.

From a sector perspective, the Fund’s allocation effect was negative. Underweightings in the Utilities and Information Technology sectors and an overweighting in the Health Care sector detracted the most from relative results. The Fund’s stock selection effect was significantly negative, largely driven by poor performance from holdings in the Consumer Discretionary, Financials, and Real Estate sectors. Holdings in the Information Technology and Energy sectors also detracted significantly from relative results.

40	Annual Report | June 30, 2019

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	ArQule, Inc.	Health Care	2.2%
2	OFG Bancorp	Financials	1.7%
3	Harmonic, Inc.	Information Technology	1.6%
4	Callon Petroleum Co.	Energy	1.5%
5	SkyWest, Inc.	Industrials	1.5%
6	Argo Group International Holdings, Ltd.	Financials	1.5%
7	FTS International, Inc.	Energy	1.5%
8	Arch Coal, Inc., Class A	Energy	1.5%
9	Walker & Dunlop, Inc.	Financials	1.5%
10	Oppenheimer Holdings, Inc., Class A	Financials	1.5%
	Total		16.0%

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.2%	2.9%	0.3%
Consumer Discretionary	10.4%	8.5%	1.9%
Consumer Staples	2.1%	2.4%	-0.3%
Energy	7.8%	5.1%	2.7%
Financials	26.1%	29.4%	-3.3%
Health Care	6.9%	4.1%	2.8%
Industrials	15.3%	11.6%	3.7%
Information Technology	9.5%	11.9%	-2.4%
Materials	5.4%	4.2%	1.2%
Real Estate	9.6%	12.3%	-2.7%
Utilities	3.6%	7.6%	-4.0%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	41

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

42	Annual Report | June 30, 2019

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.97%
Communication Services - 3.23%
Entravision Communications Corp., Class A	184,100	$574,392
Gannett Co., Inc.	31,300	255,408
Marcus Corp. (The)	19,500	642,720
NII Holdings, Inc.*	77,000	130,130

		1,602,650

Consumer Discretionary - 10.41%
American Axle & Manufacturing Holdings, Inc.*	35,900	458,084
Barnes & Noble Education, Inc.*	67,900	228,144
Caleres, Inc.	11,900	237,048
Chico’s FAS, Inc.	153,000	515,610
Fossil Group, Inc.*	34,200	393,300
GameStop Corp., Class A	40,700	222,629
Hibbett Sports, Inc.*	35,600	647,920
J. Jill, Inc.+	58,600	116,614
K12, Inc.*	5,700	173,337
KB Home	26,800	689,564
Meritage Homes Corp.*	2,500	128,350
Office Depot, Inc.	154,300	317,858
Shoe Carnival, Inc.+	21,100	582,360
Tower International, Inc.	23,500	458,250

		5,169,068

Consumer Staples - 2.13%
Darling Ingredients, Inc.*	32,700	650,403
Ingles Markets, Inc., Class A	9,100	283,283
Tootsie Roll Industries, Inc.	3,400	125,562

		1,059,248

Energy - 7.78%
Arch Coal, Inc., Class A	7,900	744,259
California Resources Corp.*+	26,200	515,616
Callon Petroleum Co.*	115,400	760,486
Denbury Resources, Inc.*	112,200	139,128
FTS International, Inc.*	133,800	746,604
Renewable Energy Group, Inc.*	30,800	488,488
World Fuel Services Corp.	13,000	467,480

		3,862,061

Financials - 26.08%
Argo Group International Holdings, Ltd.	10,135	750,497
Arlington Asset Investment Corp., Class A+	93,100	640,528
Bancorp, Inc. (The)*	66,600	594,072

Industry Company	Shares	Value

Financials (continued)
Banner Corp.	11,700	$633,555
Essent Group, Ltd.*	14,100	662,559
FedNat Holding Co.	16,900	241,163
First BanCorp Puerto Rico	46,800	516,672
GAIN Capital Holdings, Inc.+	93,000	384,090
GAMCO Investors, Inc., Class A	23,000	440,910
HomeStreet, Inc.*	8,100	240,084
Independence Holding Co.	18,900	731,808
James River Group Holdings, Ltd.	14,600	684,740
MidSouth Bancorp, Inc.	14,200	168,270
Mr Cooper Group, Inc.*	2,978	23,854
National General Holdings Corp.	29,400	674,436
National Western Life Group, Inc., Class A	2,600	668,200
Ocwen Financial Corp.*	225,100	465,957
OFG Bancorp	35,200	836,704
Oppenheimer Holdings, Inc., Class A	27,050	736,301
Piper Jaffray Cos	9,600	712,992
Provident Financial Services, Inc.	11,800	286,150
Republic First Bancorp, Inc.*	40,600	199,346
Towne Bank	10,600	289,168
TriCo Bancshares	3,200	120,960
Walker & Dunlop, Inc.	13,900	739,619
Waterstone Financial, Inc.	8,300	141,598
Western New England Bancorp, Inc.	39,000	364,260

		12,948,493

Health Care - 6.90%
Akorn, Inc.*	120,200	619,030
AMAG Pharmaceuticals, Inc.*	59,900	598,401
ArQule, Inc.*	99,600	1,096,596
Castlight Health, Inc., Class B*	47,200	152,456
Lannett Co., Inc.*+	29,700	179,982
Meridian Bioscience, Inc.	34,000	403,920
National Research Corp.	3,500	201,565
RTI Surgical Holdings, Inc.*	40,700	172,975

		3,424,925

Industrials - 15.27%
Aircastle, Ltd.	27,100	576,146
Apogee Enterprises, Inc.	4,100	178,104
Echo Global Logistics, Inc.*	6,000	125,220

www.bridgeway.com	43

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Foundation Building Materials, Inc.*	37,400	$664,972
GATX Corp.	9,100	721,539
Hawaiian Holdings, Inc.	13,400	367,562
InnerWorkings, Inc.*	94,300	360,226
Kimball International, Inc., Class B	42,100	733,803
Mistras Group, Inc.*	51,100	734,307
Quad/Graphics, Inc.+	56,000	442,960
Radiant Logistics, Inc.*	101,900	625,666
SkyWest, Inc.	12,500	758,375
Titan Machinery, Inc.*	24,500	504,210
TriMas Corp.*	6,200	192,014
Triton International, Ltd./Bermuda	10,000	327,600
TrueBlue, Inc.*	12,100	266,926

		7,579,630

Information Technology - 9.53%
Amkor Technology, Inc.*	81,300	606,498
Cardtronics PLC, Class A*	7,000	191,240
Control4 Corp.*	25,700	610,375
Hackett Group, Inc. (The)	12,000	201,480
Harmonic, Inc.*	141,100	783,105
Information Services Group, Inc.*	7,500	23,700
Perficient, Inc.*	8,000	274,560
Sanmina Corp.*	17,400	526,872
Tech Data Corp.*	7,000	732,200
TTM Technologies, Inc.*	36,100	368,220
Verint Systems, Inc.*	7,700	414,106

		4,732,356

Materials - 5.43%
Gold Resource Corp.	170,000	574,600
Innospec, Inc.	4,800	437,952
SunCoke Energy, Inc.*	74,700	663,336
Verso Corp., Class A*	18,400	350,520
Warrior Met Coal, Inc.	25,700	671,284

		2,697,692

Real Estate - 9.57%
Cousins Properties, Inc.	6,475	234,201
Industrial Logistics Properties Trust	19,597	408,009
Monmouth Real Estate Investment Corp.	53,800	728,990

Industry Company		Shares	Value

Real Estate (continued)
National Health Investors, Inc.		8,400	$655,452
National Storage Affiliates Trust		8,500	245,990
Piedmont Office Realty Trust, Inc., Class A		16,100	320,873
PS Business Parks, Inc.		4,100	690,973
STAG Industrial, Inc.		11,800	356,832
Washington Prime Group, Inc.+		103,700	396,134
Whitestone REIT		56,500	716,985

			4,754,439

Utilities - 3.64%
Atlantic Power Corp.*		298,000	721,160
California Water Service Group		8,800	445,544
MGE Energy, Inc.		2,000	146,160
Portland General Electric Co.		4,000	216,680
Southwest Gas Holdings, Inc.		1,700	152,354
TerraForm Power, Inc., Class A		8,700	124,410

			1,806,308

TOTAL COMMON STOCKS - 99.97%			49,636,870

(Cost $51,457,382)

Rate^		Shares	Value

MONEY MARKET FUND - 0.10%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	52,931	52,931

TOTAL MONEY MARKET FUND - 0.10%			52,931

(Cost $52,931)

44	Annual Report | June 30, 2019

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.33%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	3,141,308	$3,141,308

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.33%			3,141,308

(Cost $ 3,141,308)

TOTAL INVESTMENTS - 106.40%			$52,831,109
(Cost $ 54,651,621)
Liabilities in Excess of Other Assets - (6.40%)			(3,179,348)

NET ASSETS - 100.00%			$49,651,761

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2019.
^	Rate disclosed as of June 30, 2019.
+	This security or a portion of the security is out on loan as of June 30, 2019. Total loaned securities had a value of $3,076,362 as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$49,636,870	$—	$—	$49,636,870
Money Market Fund	—	52,931	—	52,931
Investments Purchased with Cash Proceeds from Securities Lending	—	3,141,308	—	3,141,308

TOTAL	$49,636,870	$3,194,239	$—	$52,831,109

See Notes to Financial Statements.

www.bridgeway.com	45

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Blue Chip Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned +5.19%, outperforming our primary market benchmark, the S&P 500 Index (+4.30%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+4.06), and the Russell Top 50 Mega Cap Index (+4.22). It was a good quarter.

For the fiscal year, our Fund returned +16.26%, outperforming the S&P 500 Index (+10.42%), the Lipper Large-Cap Core Funds Index (+9.08%), and the Russell Top 50 Mega Cap Index (+12.25%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip Fund	5.19%	16.26%	10.91%	14.14%	8.32%	7.56%
S&P 500 Index	4.30%	10.42%	10.71%	14.70%	8.75%	7.27%
Russell Top 50 Mega Cap Index	4.22%	12.25%	11.54%	13.98%	8.14%	6.41%
Lipper Large-Cap Core Funds Index	4.06%	9.08%	9.37%	13.28%	7.89%	6.41%
Bridgeway Ultra-Large 35 Index	5.19%	16.47%	11.13%	14.39%	8.52%	7.72%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index composed of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Effective May 31, 2019, the name of the Blue Chip 35 Index Fund was changed to Blue Chip Fund. Effective July 31, 2019, the Fund’s principal strategies were modified, as indicated in the Supplement dated May 31, 2019 to the Prospectus dated October 31, 2018.

46	Annual Report | June 30, 2019

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2019

Detailed Explanation of Quarterly Performance

The Fund’s mega-cap design boosted relative results by overweighting the benchmark’s largest stocks — which delivered the best returns during the quarter — while also avoiding the benchmark’s poor-performing smallest stocks. Investing in ultra-large stocks had another positive impact by creating an overweighting in lower-volatility stocks that outperformed during the quarter. The Fund’s roughly equal-weight design also improved relative performance.

From a sector perspective, the Fund’s allocation effect was positive, with an underweighting in the Financials sector contributing the most to relative results. The Fund’s stock selection effect was also positive. The Fund benefited from strong performance in the Information Technology, Consumer Staples, Consumer Discretionary, and Communication Services sectors, which more than offset poor returns from holdings in the Industrials sector.

Detailed Explanation of Fiscal Year Performance

The Fund’s mega-cap design helped relative results during the fiscal year, as larger stocks outperformed smaller ones. Investing in ultra-large stocks also helped relative performance by creating an underweighting in higher-volatility stocks that performed poorly during the 12-month period.

Disciplined rebalancing to maintain the Fund’s roughly equal-weight portfolio helped relative performance, as it requires the Fund to trim positions in holdings that have recently risen, while adding to names that have underperformed. This practice created an underweighting in poor-performing higher-momentum stocks.

From a sector perspective, the Fund’s allocation effect was slightly positive. Overweightings in the Information Technology and Consumer Staples sectors and underweighting in the Materials sector made the largest positive contributions to relative results. The Fund’s stock selection effect was significantly positive, largely driven by strong performance from holdings in the Communication Services, Health Care, and Information Technology sectors.

Note: The number of stocks was increased due to recomposition near the end of the fiscal year. Specifically, five were added (The Boeing Company, Citigroup Inc., Facebook, Inc., the Home Depot, Inc., and UnitedHealth Group Incorporated), and five were deleted (CVS Health Corp., ConocoPhillips, General Electric Company, Gilead Sciences, Inc., and Schlumberger Limited).

www.bridgeway.com	47

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods. The table is intended to provide a frame of reference for size.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	93.5 Years
1 (ultra-large)	4.21%	10.52%	11.17%	14.47%	9.44%
2	4.85%	11.33%	9.83%	15.44%	10.60%
3	4.51%	4.99%	9.61%	15.90%	11.06%
4	4.42%	7.21%	7.29%	14.83%	10.88%
5	2.17%	-0.17%	5.29%	13.91%	11.33%
6	0.77%	-4.65%	5.51%	13.98%	11.28%
7	2.82%	1.78%	8.72%	15.81%	11.57%
8	-0.36%	-8.65%	4.98%	13.33%	11.35%
9	-0.66%	-9.53%	6.08%	13.41%	11.40%
10 (ultra-small)	-4.00%	-14.49%	3.36%	12.24%	13.04%

[1]

Performance figures are as of the period ended June 30, 2019. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

48	Annual Report | June 30, 2019

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip Fund stocks for the fiscal year June 30, 2019:

Rank	Company	Industry	% Contribution to Return
1	Microsoft Corp.	Information Technology	1.4%
2	Visa, Inc., Class A	Information Technology	1.2%
3	Procter & Gamble Co. (The)	Consumer Staples	1.2%
4	Merck & Co., Inc.	Health Care	1.0%
5	QUALCOMM, Inc.	Information Technology	1.0%
6	Walt Disney Co. (The)	Communication Services	0.8%
7	McDonald’s Corp.	Consumer Discretionary	0.8%
8	Oracle Corp.	Information Technology	0.8%
9	Comcast Corp., Class A	Communication Services	0.8%
10	Walmart, Inc.	Consumer Staples	0.8%
11	Cisco Systems, Inc.	Information Technology	0.7%
12	Facebook, Inc., Class A	Communication Services	0.6%
13	CVS Health Corp.	Health Care	0.6%
14	PepsiCo, Inc.	Consumer Staples	0.6%
15	Pfizer, Inc.	Health Care	0.6%
16	Coca-Cola Co. (The)	Consumer Staples	0.5%
17	Amazon.com, Inc.	Consumer Discretionary	0.5%
18	Verizon Communications, Inc.	Communication Services	0.5%
19	Johnson & Johnson	Health Care	0.4%
20	JPMorgan Chase & Co.	Financials	0.4%
21	Berkshire Hathaway, Inc., Class B	Financials	0.3%
22	Apple, Inc.	Information Technology	0.3%
23	ConocoPhillips	Energy	0.3%
24	Bank of America Corp.	Financials	0.3%
25	Gilead Sciences, Inc.	Health Care	0.3%
26	AT&T, Inc.	Communication Services	0.3%
27	United Technologies Corp.	Industrials	0.2%
28	International Business Machines Corp.	Information Technology	0.2%
29	Citigroup, Inc.	Financials	0.1%
30	Home Depot, Inc. (The)	Consumer Discretionary	0.1%
31	United Parcel Service, Inc., Class B	Industrials	0.1%
32	Intel Corp.	Information Technology	0.1%
33	Boeing Co. (The)	Industrials	0.1%
34	Chevron Corp.	Energy	0.0%
35	Alphabet, Inc., Class C	Communication Services	0.0%
36	Alphabet, Inc., Class A	Communication Services	0.0%
37	Exxon Mobil Corp.	Energy	-0.1%
38	3M Co.	Industrials	-0.2%
39	Schlumberger, Ltd.	Energy	-0.2%
40	UnitedHealth Group, Inc.	Health Care	-0.2%
41	Wells Fargo & Co.	Financials	-0.3%
42	General Electric Co.	Industrials	-0.4%

www.bridgeway.com	49

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	16.8%	10.2%	6.6%
Consumer Discretionary	8.8%	10.2%	-1.4%
Consumer Staples	10.7%	7.3%	3.4%
Energy	4.8%	5.0%	-0.2%
Financials	14.8%	13.1%	1.7%
Health Care	10.2%	14.2%	-4.0%
Industrials	9.8%	9.4%	0.4%
Information Technology	24.1%	21.5%	2.6%
Materials	0.0%	2.8%	-2.8%
Real Estate	0.0%	3.1%	-3.1%
Utilities	0.0%	3.3%	-3.3%
Cash & Other Assets	0.0%	-0.1%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

50	Annual Report | June 30, 2019

Blue Chip Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value
COMMON STOCKS - 100.02%
Communication Services - 16.79%
Alphabet, Inc., Class A*	8,730	$ 9,452,844
Alphabet, Inc., Class C*	8,709	9,413,645
AT&T, Inc.	371,505	12,449,133
Comcast Corp., Class A	283,250	11,975,810
Facebook, Inc., Class A*	89,800	17,331,400
Verizon Communications, Inc.	211,539	12,085,223
Walt Disney Co. (The)	86,450	12,071,878

		84,779,933

Consumer Discretionary - 8.81%
Amazon.com, Inc.*	10,550	19,977,796
Home Depot, Inc. (The)	59,100	12,291,027
McDonald’s Corp.	58,800	12,210,408

		44,479,231

Consumer Staples - 10.67%
Coca-Cola Co. (The)	233,914	11,910,901
PepsiCo, Inc.	90,475	11,863,987
Procter & Gamble Co. (The)	163,906	17,972,293
Walmart, Inc.	109,769	12,128,377

		53,875,558

Energy - 4.84%
Chevron Corp.	97,895	12,182,054
Exxon Mobil Corp.	160,187	12,275,130

		24,457,184

Financials - 14.84%
Bank of America Corp.	656,108	19,027,132
Berkshire Hathaway, Inc., Class B*	58,150	12,395,835
Citigroup, Inc.	181,900	12,738,457
JPMorgan Chase & Co.	164,295	18,368,181
Wells Fargo & Co.	262,459	12,419,560

		74,949,165

Health Care - 10.22%
Johnson & Johnson	83,952	11,692,835
Merck & Co., Inc.	191,935	16,093,750
Pfizer, Inc.	276,674	11,985,518
UnitedHealth Group, Inc.	48,500	11,834,485

		51,606,588

Industrials - 9.78%
3M Co.	71,100	12,324,474
Boeing Co. (The)	32,950	11,994,129
United Parcel Service, Inc., Class B	124,663	12,873,948
United Technologies Corp.	93,810	12,214,062

		49,406,613

Industry Company	Shares	Value

Information Technology - 24.07%
Apple, Inc.	97,600	$19,316,992
Cisco Systems, Inc.	215,908	11,816,645
Intel Corp.	258,493	12,374,060
International Business Machines Corp.	87,117	12,013,434
Microsoft Corp.	149,745	20,059,840
Oracle Corp.	216,013	12,306,261
QUALCOMM, Inc.	175,900	13,380,713
Visa, Inc., Class A	116,850	20,279,317

		121,547,262

TOTAL COMMON STOCKS - 100.02%		505,101,534

(Cost $242,487,136)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.07%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	371,501	371,501

TOTAL MONEY MARKET FUND - 0.07%			371,501

(Cost $371,501)

TOTAL INVESTMENTS - 100.09%			$505,473,035
(Cost $242,858,637)
Liabilities in Excess of Other Assets - (0.09%)			(444,463)

NET ASSETS - 100.00%			$505,028,572

*	Non-income producing security.
^	Rate disclosed as of June 30, 2019.

Summary of inputs used to value the Fund’s investments as of

06/30/2019 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$505,101,534	$—	$—	$505,101,534
Money Market Fund	—	371,501	—	371,501

TOTAL	$505,101,534	$371,501	$—	$505,473,035

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

www.bridgeway.com	51

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned +1.90%, lagging our primary market benchmark, the S&P 500 Index (+4.30%), and our peer benchmark, the Lipper Balanced Funds Index (+3.39%). The Fund performed in line with its design during the quarter.

For the fiscal year, our Fund returned +1.74%, trailing the S&P 500 Index (+10.42%) and the Lipper Balanced Funds Index (+6.79%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	1.90%	1.74%	3.06%	5.11%	3.81%	3.97%
S&P 500 Index	4.30%	10.42%	10.71%	14.70%	8.75%	7.12%
Lipper Balanced Funds Index	3.39%	6.79%	5.79%	9.09%	6.27%	5.64%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

52	Annual Report | June 30, 2019

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to June 30, 2019

Detailed Explanation of Quarterly Performance

The Fund met its objective of capturing at least 40% of the S&P 500 Index’s return during the quarter. The Fund’s annualized standard deviation of 5.35% during the quarter was 54% lower than the S&P 500’s annualized standard deviation of 11.59% during the same period.

The portfolio’s equities component added the most to performance, contributing approximately +2.3% to the Fund’s return. The portfolio’s fixed income component also added modestly to performance, contributing +0.3% to the Fund’s return. However, the portfolio’s futures component detracted from performance, contributing approximately -0.8% to the Fund’s return. The performance of the portfolio’s options component was essentially flat during the quarter.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund fell short of its goal of capturing at least 40% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 7.06%, which was 55% lower than the S&P 500’s annualized standard deviation of 15.62% during the 12-month period.

The portfolio’s options and futures components detracted the most from performance, contributing approximately -1.3% and -1.2% to the Fund’s return, respectively. This performance was in line with expectations during a fiscal year characterized by a rising equity market. In contrast, the portfolio’s equities component helped results, contributing +3.2% to the Fund’s return. The portfolio’s fixed income component also helped performance, contributing approximately +0.9% to the Fund’s return.

The Fund has continued to perform as designed, particularly over longer time horizons. For the past 10 years and since inception, the Fund has captured roughly 35% and 56%, respectively, of the S&P 500 Index’s return. The Fund’s annualized standard deviation has been 55% lower than the index’s for the last 10 years and since inception.

www.bridgeway.com	53

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Equity Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	Micron Technology, Inc.	Information Technology	2.3%
2	Amazon.com, Inc.	Consumer Discretionary	1.9%
3	Berkshire Hathaway, Inc., Class B	Financials	1.4%
4	ConocoPhillips	Energy	1.3%
5	Microsoft Corp.	Information Technology	1.2%
6	Apple, Inc.	Information Technology	1.2%
7	Charles Schwab Corp. (The)	Financials	1.1%
8	Xilinx, Inc.	Information Technology	1.1%
9	HCA Healthcare, Inc.	Health Care	1.1%
10	Prudential Financial, Inc.	Financials	1.0%
	Total		13.6%

Industry Sector Representation as of June 30, 2019

Asset Type	% of Net Assets
Common Stock	60.8%
Communication Services	4.8%
Consumer Discretionary	6.1%
Consumer Staples	3.8%
Energy	4.1%
Financials	11.4%
Health Care	8.4%
Industrials	4.9%
Information Technology	12.9%
Materials	1.5%
Real Estate	1.3%
Utilities	1.6%
U.S. Government Obligations	29.3%
Call Options Written	-1.2%
Put Options Written	-0.5%
Money Market Fund	5.9%
Cash & Other Assets	5.7%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

54	Annual Report | June 30, 2019

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	55

Managed Volatility Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

COMMON STOCKS - 60.78%
Communication Services - 4.76%
Alphabet, Inc., Class A*	260	$ 281,528
Alphabet, Inc., Class C*	260	281,037
AT&T, Inc.#	4,540	152,135
CenturyLink, Inc.	1,200	14,112
Comcast Corp., Class A#	1,700	71,876
Discovery, Inc., Class C*#	1,514	43,073
Electronic Arts, Inc.*#	500	50,630
Facebook, Inc., Class A*#	1,300	250,900
Fox Corp., Class A	266	9,746
Omnicom Group, Inc.#	600	49,170
Verizon Communications, Inc.	1,600	91,408
Walt Disney Co. (The)#	1,165	162,681

		1,458,296

Consumer Discretionary - 6.11%
Amazon.com, Inc.*	300	568,089
AutoZone, Inc.*#	200	219,894
Carnival Corp.#	300	13,965
Delphi Technologies PLC	166	3,320
Dollar General Corp.	500	67,580
eBay, Inc.#	700	27,650
Ford Motor Co.#	2,900	29,667
Genuine Parts Co.#	2,000	207,160
Hasbro, Inc.#	700	73,976
Kohl’s Corp.#	5,000	237,750
Macy’s, Inc.#	1,000	21,460
McDonald’s Corp.#	500	103,830
NIKE, Inc., Class B#	1,100	92,345
Ross Stores, Inc.#	500	49,560
Starbucks Corp.#	400	33,532
Target Corp.	500	43,305
Wynn Resorts, Ltd.	200	24,798
Yum China Holdings, Inc.	500	23,100
Yum! Brands, Inc.	300	33,201

		1,874,182

Consumer Staples - 3.80%
Archer-Daniels-Midland Co.#	700	28,560
Bunge, Ltd.#	1,500	83,565
Campbell Soup Co.#	1,900	76,133
Coca-Cola Co. (The)	900	45,828
Colgate-Palmolive Co.	400	28,668
Constellation Brands, Inc., Class A	500	98,470
Costco Wholesale Corp.	500	132,130
General Mills, Inc.#	1,600	84,032
JM Smucker Co. (The)	400	46,076
Kimberly-Clark Corp.#	800	106,624
Kroger Co. (The)#	800	17,368

Industry Company	Shares	Value

Consumer Staples (continued)
Mondelez International, Inc., Class A	1,700	$91,630
PepsiCo, Inc.#	900	118,017
Procter & Gamble Co. (The)#	800	87,720
Walmart, Inc.#	1,100	121,539

		1,166,360

Energy - 4.15%
Anadarko Petroleum Corp.#	700	49,392
Chevron Corp.#	1,278	159,034
ConocoPhillips#	6,287	383,507
Continental Resources, Inc.*#	1,000	42,090
EOG Resources, Inc.#	500	46,580
Exxon Mobil Corp.#	2,000	153,260
Halliburton Co.#	10,700	243,318
Kinder Morgan, Inc.	500	10,440
Marathon Petroleum Corp.#	1,700	94,996
Phillips 66	593	55,469
Valero Energy Corp.	400	34,244

		1,272,330

Financials - 11.38%
Allstate Corp. (The)	300	30,507
American Express Co.#	600	74,064
Aon PLC#	500	96,490
Athene Holding, Ltd., Class A*#	5,700	245,442
Bank of America Corp.#	1,600	46,400
BB&T Corp.#	300	14,739
Berkshire Hathaway, Inc., Class B*#	2,000	426,340
BlackRock, Inc.	300	140,790
Capital One Financial Corp.#	700	63,518
Charles Schwab Corp. (The)#	8,800	353,672
Chubb, Ltd.	461	67,901
Citigroup, Inc.#	1,910	133,757
Comerica, Inc.	300	21,792
Goldman Sachs Group, Inc. (The)	500	102,300
Huntington Bancshares, Inc.	3,200	44,224
JPMorgan Chase & Co.#	700	78,260
KeyCorp.	3,300	58,575
Marsh & McLennan Cos., Inc.	700	69,825
MetLife, Inc.#	6,000	298,020
Morgan Stanley#	1,200	52,572

56	Annual Report | June 30, 2019

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
PNC Financial Services Group, Inc. (The)	500	$ 68,640
Progressive Corp. (The)#	1,220	97,515
Prudential Financial, Inc.#	3,200	323,200
S&P Global, Inc.	500	113,895
State Street Corp.#	300	16,818
TD Ameritrade Holding Corp.#	3,500	174,720
U.S. Bancorp	1,900	99,560
Wells Fargo & Co.#	3,671	173,712

		3,487,248

Health Care - 8.41%
Abbott Laboratories#	1,400	117,740
AbbVie, Inc.#	1,600	116,352
Allergan PLC	300	50,229
Amgen, Inc.#	500	92,140
Anthem, Inc.	300	84,663
Baxter International, Inc.#	600	49,140
Becton Dickinson & Co.	473	119,201
Biogen, Inc.*	400	93,548
Bristol-Myers Squibb Co.#	1,479	67,073
Celgene Corp.*#	1,100	101,684
Cigna Corp.	299	47,107
CVS Health Corp.#	700	38,143
Danaher Corp.	500	71,460
DaVita, Inc.*#	1,100	61,886
Eli Lilly & Co.#	2,500	276,975
Gilead Sciences, Inc.	400	27,024
HCA Healthcare, Inc.#	2,500	337,925
Ionis Pharmaceuticals, Inc.*#	800	51,416
Johnson & Johnson	1,000	139,280
Merck & Co., Inc.#	2,200	184,470
Pfizer, Inc.#	2,500	108,300
Stryker Corp.	360	74,009
Thermo Fisher Scientific, Inc.	500	146,840
UnitedHealth Group, Inc.	500	122,005

		2,578,610

Industrials - 4.88%
3M Co.	500	86,670
Boeing Co. (The)	300	109,203
Deere & Co.	400	66,284
Delta Air Lines, Inc.#	2,000	113,500
Emerson Electric Co.#	1,000	66,720
FedEx Corp.#	600	98,514
General Electric Co.	900	9,450
HD Supply Holdings, Inc.*#	1,500	60,420
Honeywell International, Inc.#	800	139,672
Ingersoll-Rand PLC	200	25,334

Industry Company	Shares	Value

Industrials (continued)
Johnson Controls International PLC	454	$18,755
Lockheed Martin Corp.	270	98,156
Northrop Grumman Corp.#	700	226,177
Raytheon Co.	300	52,164
Resideo Technologies, Inc.*	133	2,915
Southwest Airlines Co.#	1,400	71,092
Union Pacific Corp.	500	84,555
United Technologies Corp.#	840	109,368
Wabtec Corp.	4	287
Waste Management, Inc.	500	57,685

		1,496,921
Information Technology - 12.86%
Adobe, Inc.*#	800	235,720
Apple, Inc.#	1,800	356,256
Applied Materials, Inc.#	1,100	49,401
Cisco Systems, Inc.#	4,300	235,339
Citrix Systems, Inc.#	500	49,070
Cognizant Technology Solutions Corp., Class A#	700	44,373
Dell Technologies, Inc., Class C*	143	7,264
DXC Technology Co.	171	9,431
Hewlett Packard Enterprise Co.	4,200	62,790
HP, Inc.	2,000	41,580
Intel Corp.#	2,300	110,101
International Business Machines Corp.#	900	124,110
Intuit, Inc.	400	104,532
Juniper Networks, Inc.#	2,700	71,901
LogMeIn, Inc.	189	13,926
Mastercard, Inc., Class A#	800	211,624
Micro Focus International PLC, ADR	162	4,243
Micron Technology, Inc.*#	18,200	702,338
Microsoft Corp.#	2,800	375,088
NetApp, Inc.	400	24,680
Oracle Corp.#	860	48,994
PayPal Holdings, Inc.*#	1,100	125,906
QUALCOMM, Inc.#	1,200	91,284
salesforce.com, Inc.*#	1,300	197,249
Texas Instruments, Inc.#	670	76,889
Visa, Inc., Class A#	1,300	225,615
Xilinx, Inc.#	2,900	341,968

		3,941,672
Materials - 1.51%
AdvanSix, Inc.*	48	1,173
Corteva, Inc.*#	833	24,632
Dow, Inc.#	833	41,075

www.bridgeway.com	57

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
DuPont de Nemours, Inc.#	833	$ 62,533
Ecolab, Inc.	100	19,744
International Paper Co.#	600	25,992
Linde PLC	600	120,480
Sherwin-Williams Co. (The)	200	91,658
Steel Dynamics, Inc.#	2,500	75,500

		462,787
Real Estate - 1.34%
American Tower Corp.#	800	163,560
Crown Castle International Corp.	500	65,175
Public Storage	500	119,085
Simon Property Group, Inc.#	400	63,904

		411,724
Utilities - 1.58%
AES Corp.	4,300	72,068
American Electric Power Co., Inc.#	800	70,408
Dominion Energy, Inc.#	720	55,670
Duke Energy Corp.	783	69,092
Exelon Corp.	700	33,558
NextEra Energy, Inc.	300	61,458
Public Service Enterprise Group, Inc.	900	52,938
Sempra Energy	500	68,720

		483,912

TOTAL COMMON STOCKS - 60.78%		18,634,042

(Cost $12,063,422)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 29.26%
U.S. Treasury Bills - 29.26%
07/11/2019	2.338%(a)	$2,000,000	$1,998,929
08/29/2019	2.324%(a)	3,000,000	2,989,675
09/19/2019	2.182%(a)	2,000,000	1,990,766
09/26/2019	2.051%(a)	2,000,000	1,989,971

			8,969,341

TOTAL U.S. GOVERNMENT OBLIGATIONS -29.26%			8,969,341

(Cost $8,967,601)

	Rate^	Shares	Value

MONEY MARKET FUND - 5.86%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	1,797,624	1,797,624

TOTAL MONEY MARKET FUND – 5.86%			1,797,624

(Cost $1,797,624)

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN - 95.90%			$29,401,007

(Cost $22,828,647)

WRITTEN OPTIONS - (1.66%)
TOTAL WRITTEN OPTIONS - (1.66%)			$(510,915)

(Premiums Received $(426,413))

TOTAL INVESTMENTS - 94.24%			$28,890,092

(Cost $22,402,234)
Other Assets in Excess of Liabilities - 5.76%			1,766,898

NET ASSETS - 100.00%			$30,656,990

*	Non-income producing security.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of June 30, 2019.
(a)	Rate represents the effective yield at purchase.

PLC - Public Limited Company

ADR - American Depositary Receipt

58	Annual Report | June 30, 2019

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (0.49%)

American Tower Corp.	10	$(204,450)	$210.00	08/02/19	$(8,400)
Ameriprise Financial, Inc.	21	(304,836)	145.00	09/20/19	(14,700)
AutoZone, Inc.	3	(329,841)	1,080.00	09/20/19	(11,187)
Cadence Design Systems, Inc.	50	(354,050)	65.00	08/16/19	(6,550)
Cadence Design Systems, Inc.	5	(35,405)	70.00	08/16/19	(1,515)
Capital One Financial Corp.	35	(317,590)	87.50	09/20/19	(9,450)
Caterpillar, Inc.	20	(272,580)	125.00	09/20/19	(5,640)
Chipotle Mexican Grill, Inc.	5	(366,440)	700.00	09/20/19	(15,200)
CME Group, Inc.	6	(116,466)	185.00	09/20/19	(2,250)
EOG Resources, Inc.	35	(326,060)	90.00	07/19/19	(5,600)
Fair Isaac Corp.	5	(157,010)	270.00	07/19/19	(425)
Fidelity National Information Services, Inc.	5	(61,340)	120.00	10/18/19	(2,325)
Ford Motor Co.	70	(71,610)	10.00	09/20/19	(3,080)
Hershey Co. (The)	21	(281,463)	135.00	09/20/19	(12,600)
Intercontinental Exchange, Inc.	25	(214,850)	85.00	09/20/19	(6,125)
Ionis Pharmaceuticals, Inc.	2	(12,854)	80.00	07/19/19	(3,340)
Match Group, Inc.	25	(168,175)	65.00	09/20/19	(11,500)
McDonald’s Corp.	15	(311,490)	200.00	09/20/19	(5,475)
Morgan Stanley	25	(109,525)	42.00	08/02/19	(1,825)
Procter & Gamble Co. (The)	25	(274,125)	105.00	09/20/19	(5,875)
PulteGroup, Inc.	60	(189,720)	32.00	08/02/19	(8,220)
Shopify, Inc.	5	(150,075)	210.00	07/19/19	(175)
Starbucks Corp.	30	(251,490)	80.00	08/02/19	(3,750)
Synchrony Financial	5	(17,335)	33.00	09/20/19	(500)
Teck Resources, Ltd.	60	(138,360)	20.00	08/16/19	(1,800)
Veeva Systems, Inc.	3	(48,633)	165.00	09/20/19	(3,840)

Total Exchange Traded Put Options Written (Premiums received $(164,315))					$(151,347)

EXCHANGE TRADED CALL OPTIONS WRITTEN - (1.17%)

Abbott Laboratories	4	$(33,640)	$85.00	09/20/19	$(956)
AbbVie, Inc.	5	(36,360)	80.00	09/20/19	(490)
Adobe, Inc.	3	(88,395)	290.00	09/20/19	(5,415)
American Electric Power Co., Inc.	3	(26,403)	92.50	09/20/19	(285)
American Express Co.	3	(37,032)	115.00	07/19/19	(2,640)
American Tower Corp.	3	(61,335)	200.00	07/19/19	(1,860)
Amgen, Inc.	2	(36,856)	170.00	07/19/19	(3,118)
Anadarko Petroleum Corp.	3	(21,168)	72.50	08/16/19	(207)
Aon PLC	3	(57,894)	180.00	07/19/19	(4,260)
Apple, Inc.	6	(118,752)	185.00	08/16/19	(9,990)
Applied Materials, Inc.	4	(17,964)	40.00	07/19/19	(2,060)
Archer-Daniels-Midland Co.	3	(12,240)	41.00	09/20/19	(456)
AT&T, Inc.	14	(46,914)	33.00	09/20/19	(1,750)
Athene Holding, Ltd., Class A	57	(245,442)	45.00	08/16/19	(4,845)
Bank of America Corp.	5	(14,500)	29.00	09/20/19	(685)
Baxter International, Inc.	3	(24,570)	77.50	08/16/19	(1,755)
BB&T Corp.	3	(14,739)	50.00	09/20/19	(420)

www.bridgeway.com	59

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Berkshire Hathaway, Inc., Class B	15	$(319,755)	$210.00	08/16/19	$(10,125)
Bristol-Myers Squibb Co.	5	(22,675)	46.00	09/20/19	(820)
Bunge, Ltd.	15	(83,565)	52.50	07/19/19	(5,700)
Campbell Soup Co.	5	(20,035)	42.00	08/16/19	(275)
Capital One Financial Corp.	3	(27,222)	92.50	09/20/19	(990)
Carnival Corp.	3	(13,965)	55.00	07/19/19	(12)
Celgene Corp.	3	(27,732)	95.00	07/19/19	(90)
Charles Schwab Corp. (The)	70	(281,330)	41.00	09/20/19	(12,600)
Charles Schwab Corp. (The)	6	(24,114)	42.00	09/20/19	(960)
Chevron Corp.	5	(62,220)	125.00	07/19/19	(875)
Cisco Systems, Inc.	13	(71,149)	55.00	07/19/19	(1,183)
Citigroup, Inc.	6	(42,018)	70.00	09/20/19	(1,860)
Citrix Systems, Inc.	3	(29,442)	97.50	07/19/19	(735)
Cognizant Technology Solutions Corp., Class A	3	(19,017)	72.50	07/19/19	(15)
Comcast Corp., Class A	5	(21,140)	42.50	09/20/19	(700)
ConocoPhillips	50	(305,000)	60.00	08/16/19	(14,200)
ConocoPhillips	4	(24,400)	61.00	08/02/19	(856)
Continental Resources, Inc.	10	(42,090)	42.50	07/19/19	(1,450)
Corteva, Inc.	3	(8,871)	30.00	09/20/19	(435)
CVS Health Corp.	3	(16,347)	56.00	08/02/19	(291)
DaVita, Inc.	4	(22,504)	55.00	07/19/19	(920)
Delta Air Lines, Inc.	20	(113,500)	57.50	08/16/19	(3,520)
Discovery, Inc., Class C	5	(14,225)	30.00	09/20/19	(520)
Dominion Energy, Inc.	3	(23,196)	77.50	08/16/19	(768)
Dow, Inc.	3	(14,793)	52.50	09/20/19	(300)
DuPont de Nemours, Inc.	3	(22,521)	75.00	09/20/19	(1,155)
eBay, Inc.	3	(11,850)	38.00	07/19/19	(609)
Electronic Arts, Inc.	3	(30,378)	100.00	07/19/19	(1,185)
Eli Lilly & Co.	25	(276,975)	120.00	08/16/19	(2,050)
Emerson Electric Co.	3	(20,016)	65.00	09/20/19	(1,140)
Exxon Mobil Corp.	7	(53,641)	77.50	07/19/19	(574)
Facebook, Inc., Class A	5	(96,500)	175.00	09/20/19	(11,385)
FedEx Corp.	3	(49,257)	175.00	07/19/19	(225)
General Mills, Inc.	5	(26,260)	52.50	07/19/19	(390)
Genuine Parts Co.	20	(207,160)	105.00	08/16/19	(4,140)
Halliburton Co.	100	(227,400)	22.50	08/16/19	(16,000)
Halliburton Co.	3	(6,822)	25.00	09/20/19	(213)
Hasbro, Inc.	3	(31,704)	110.00	08/16/19	(1,140)
HCA Healthcare, Inc.	25	(337,925)	135.00	09/20/19	(18,250)
HD Supply Holdings, Inc.	15	(60,420)	40.00	09/20/19	(3,225)
Honeywell International, Inc.	3	(52,377)	180.00	09/20/19	(1,050)
Intel Corp.	7	(33,509)	45.00	08/16/19	(2,730)
International Business Machines Corp.	3	(41,370)	135.00	08/16/19	(2,022)
International Paper Co.	3	(12,996)	45.00	07/19/19	(138)
Ionis Pharmaceuticals, Inc.	6	(38,562)	65.00	08/16/19	(2,640)
JPMorgan Chase & Co.	3	(33,540)	110.00	07/19/19	(900)
Juniper Networks, Inc.	8	(21,304)	28.00	07/19/19	(168)
Kimberly-Clark Corp.	3	(39,984)	125.00	07/19/19	(2,850)
Kohl’s Corp.	30	(142,650)	60.00	07/19/19	(120)

60	Annual Report | June 30, 2019

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Kohl’s Corp.	20	$(95,100)	$65.00	07/19/19	$(60)
Kroger Co. (The)	3	(6,513)	26.00	07/19/19	(3)
Macy’s, Inc.	10	(21,460)	22.00	08/16/19	(1,060)
Marathon Petroleum Corp.	5	(27,940)	50.00	07/26/19	(3,100)
Mastercard, Inc., Class A	3	(79,359)	240.00	07/19/19	(6,930)
Merck & Co., Inc.	7	(58,695)	80.00	07/19/19	(3,010)
MetLife, Inc.	60	(298,020)	45.00	07/19/19	(28,800)
Micron Technology, Inc.	143	(551,837)	36.00	07/19/19	(46,475)
Micron Technology, Inc.	12	(46,308)	35.00	09/20/19	(6,660)
Microsoft Corp.	9	(120,564)	130.00	08/16/19	(6,435)
Morgan Stanley	7	(30,667)	45.00	08/02/19	(791)
NIKE, Inc., Class B	5	(41,975)	85.00	07/19/19	(615)
Northrop Grumman Corp.	3	(96,933)	315.00	08/02/19	(4,980)
Omnicom Group, Inc.	3	(24,585)	85.00	07/19/19	(330)
Oracle Corp.	3	(17,091)	55.00	09/20/19	(1,002)
PayPal Holdings, Inc.	3	(34,338)	115.00	07/19/19	(801)
PepsiCo, Inc.	3	(39,339)	130.00	07/19/19	(900)
Pfizer, Inc.	8	(34,656)	42.00	07/19/19	(1,288)
Progressive Corp. (The)	4	(31,972)	80.00	08/16/19	(1,080)
Prudential Financial, Inc.	32	(323,200)	100.00	09/20/19	(14,944)
QUALCOMM, Inc.	4	(30,428)	80.00	07/19/19	(340)
Ross Stores, Inc.	3	(29,736)	100.00	08/16/19	(744)
salesforce.com, Inc.	4	(60,692)	160.00	08/16/19	(1,096)
Simon Property Group, Inc.	3	(47,928)	180.00	07/19/19	(21)
Southwest Airlines Co.	4	(20,312)	55.00	09/20/19	(400)
State Street Corp.	3	(16,818)	65.00	08/16/19	(69)
Steel Dynamics, Inc.	25	(75,500)	30.00	08/16/19	(4,250)
TD Ameritrade Holding Corp.	35	(174,720)	55.00	08/16/19	(1,050)
Texas Instruments, Inc.	3	(34,428)	114.00	08/02/19	(1,560)
United Technologies Corp.	3	(39,060)	130.00	08/02/19	(1,140)
Visa, Inc., Class A	4	(69,420)	165.00	07/19/19	(3,380)
Walmart, Inc.	3	(33,147)	100.00	07/19/19	(3,225)
Walt Disney Co. (The)	3	(41,892)	145.00	09/20/19	(1,095)
Wells Fargo & Co.	12	(56,784)	50.00	07/19/19	(312)
Xilinx, Inc.	29	(341,968)	105.00	07/19/19	(35,931)

Total Exchange Traded Call Options Written (Premiums received $(262,098))					$(359,568)

www.bridgeway.com	61

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$18,634,042	$—	$—	$18,634,042
U.S. Government Obligations	—	8,969,341	—	8,969,341
Money Market Fund	—	1,797,624	—	1,797,624

TOTAL	$18,634,042	$10,766,965	$—	$29,401,007

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Options Written	$(442,924)	$(67,991)	$—	$(510,915)

TOTAL	$(442,924)	$(67,991)	$—	$(510,915)

See Notes to Financial Statements.

62	Annual Report | June 30, 2019

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	63

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019

ASSETS	Aggressive Investors 1	Ultra-Small Company
Investments at value	$183,041,132	$79,894,862
Cash	-	-
Receivables:
Portfolio securities sold	-	22,622
Fund shares sold	1,356	100
Dividends and interest	161,406	51,399
Receivable from investment adviser	-	-
Deposits with brokers	-	-
Prepaid expenses	27,511	9,895

Total assets	183,231,405	79,978,878

LIABILITIES
Payables:
Portfolio securities purchased	-	-
Fund shares redeemed	146,023	-
Due to custodian	-	-
Loan payable	-	192,000
Payable upon return of securities loaned	1,631,234	5,682,874
Accrued Liabilities:
Investment adviser fees	1,111	53,405
Administration fees	4,211	1,718
Directors’ fees	496	220
Other	81,750	43,249
Put options written at value	-	-
Call options written at value	-	-

Total liabilities	1,864,825	5,973,466

NET ASSETS	$181,366,580	$74,005,412

NET ASSETS REPRESENT
Paid-in capital	$184,476,526	$80,105,809
Distributable earnings(a)	(3,109,946)	(6,100,397)

NET ASSETS	$181,366,580	$74,005,412

Shares of common stock outstanding of $.001 par value(b)	2,924,803	3,062,542

Net asset value, offering price and redemption price per share	$62.01	$24.16

Total investments at cost	$174,321,163	$86,303,262
Premiums received on put options written	$-	$-
Premiums received on call options written	$-	$-

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(c)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

64	Annual Report | June 30, 2019

Ultra-Small Company Market	Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility
$258,125,480	$43,443,594	$52,831,109	$505,473,035	$29,401,007
-	-	4,830	-	-

4,273,937	124,807	-	222,847	714,757
43,865	3,560	1,082	168,744	-
228,192	7,657	44,246	230,738	15,853
-	-	-	88,980	-
-	-	-	-	1,080,131
31,882	10,062	10,655	60,181	16,224

262,703,356	43,589,680	52,891,922	506,244,525	31,227,972

1,350,534	-	-	684,675	-
177,719	21,556	39,202	389,422	15,179
-	8,913	-	-	-
31,000	193,000	-	-	-
24,535,439	1,228,325	3,141,308	-	-
102,958	12,486	15,078	-	5,399
5,736	977	1,152	13,536	728
815	125	152	1,466	81
127,936	39,052	43,269	126,854	38,680
-	-	-	-	151,347
-	-	-	-	359,568

26,332,137	1,504,434	3,240,161	1,215,953	570,982

$236,371,219	$42,085,246	$49,651,761	$505,028,572	$30,656,990

$211,764,622	$41,511,133	$54,584,090	$198,013,094	$24,408,985
24,606,597	574,113	(4,932,329)	307,015,478	6,248,005

$236,371,219	$42,085,246	$49,651,761	$505,028,572	$30,656,990

20,837,015	1,733,014	2,452,760	33,702,074	2,037,365
$ 11.34(c)	$24.28	$20.24	$14.99	$15.05

$233,477,698	$41,101,756	$54,651,621	$242,858,637	$22,828,647

$ -	$-	$-	$-	$164,315

$ -	$-	$-	$-	$262,098

www.bridgeway.com	65

STATEMENTS OF OPERATIONS

Year Ended June 30, 2019

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$3,610,710	$1,503,521	$ 3,005,938
Less: foreign taxes withheld	(47,234)	-	(514)
Interest	18,900	11,533	15,854
Securities lending	41,025	384,395	1,989,069

Total Investment Income	3,623,401	1,899,449	5,010,347

EXPENSES
Investment advisory fees - Base fees	1,745,086	771,146	1,578,055
Investment advisory fees - Performance adjustment	(1,610,301)	-	-
Administration fees	51,176	22,601	83,067
Accounting fees	73,421	64,168	113,612
Transfer agent fees	125,932	59,714	103,235
Audit fees	23,033	14,904	29,930
Legal fees	28,032	12,512	46,750
Custody fees	6,698	10,972	21,562
Blue sky fees	25,340	10,896	24,900
Directors’ and officers’ fees	20,775	8,867	32,586
Shareholder servicing fees	110,110	23,700	280,390
Reports to shareholders	28,874	19,832	44,040
Miscellaneous expenses	43,583	19,709	62,797

Total Expenses	671,759	1,039,021	2,420,924

Less investment advisory fees waived	-	-	(53,790)

Net Expenses	671,759	1,039,021	2,367,134

NET INVESTMENT INCOME (LOSS)	2,951,642	860,428	2,643,213

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(11,831,532)	(160,937)	10,012,500
Written options	-	-	-
Futures contracts	-	-	-
Foreign Currency	5,660	-	-

Net Realized Gain (Loss)	(11,825,872)	(160,937)	10,012,500

Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,208,119)	(14,307,616)	(79,246,838)
Written options	-	-	-

Net Change in Unrealized Appreciation (Depreciation)	(8,208,119)	(14,307,616)	(79,246,838)

Net Realized and Unrealized Gain (Loss) on Investments	(20,033,991)	(14,468,553)	(69,234,338)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,082,349)	$(13,608,125)	$(66,591,125)

See Notes to Financial Statements.

66	Annual Report | June 30, 2019

Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility

$ 358,293	$1,663,227	$13,966,039	$381,186
-	(1,178)	-	(212)
4,823	9,924	1,989	252,989
47,103	46,068	-	87

410,219	1,718,041	13,968,028	634,050

292,125	354,149	459,860	190,274
4,352	(26,263)	-	-
12,848	15,562	152,366	8,413
55,716	58,293	121,138	64,987
58,803	64,567	68,477	36,898
12,296	12,904	42,319	16,167
7,189	8,727	158,046	4,545
5,613	5,087	11,791	5,551
22,940	22,568	37,016	22,667
5,041	6,079	62,626	3,179
30,953	33,467	77,658	20,190
19,253	20,275	121,547	16,583
11,683	15,120	109,943	4,557

538,812	590,535	1,422,787	394,011

(80,851)	(35,202)	(560,438)	(95,984)

457,961	555,333	862,349	298,027

(47,742)	1,162,708	13,105,679	336,023

(218,258)	(3,088,648)	68,602,183	96,532
-	-	-	891,998
-	-	-	(419,975)
-	-	-	-

(218,258)	(3,088,648)	68,602,183	568,555

(5,797,297)	(9,795,116)	1,846,454	(273,838)
-	-	-	(90,015)

(5,797,297)	(9,795,116)	1,846,454	(363,853)

(6,015,555)	(12,883,764)	70,448,637	204,702

$(6,063,297)	$(11,721,056)	$83,554,316	$540,725

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30,		Year Ended June 30,
	2019	2018	2019	2018

OPERATIONS
Net investment income (loss)	$2,951,642	$732,685	$860,428	$(135,877)
Net realized gain (loss) on investments	(11,825,872)	12,329,001	(160,937)	9,407,702
Net change in unrealized appreciation (depreciation) on investments	(8,208,119)	12,741,483	(14,307,616)	(881,449)
Net increase (decrease) in net assets resulting from operations	(17,082,349)	25,803,169	(13,608,125)	8,390,376

DISTRIBUTIONS:
From net investment income and net realized gains(a)	(17,842,416)	-	(8,976,806)	(1,914,548)
Net decrease in net assets from distributions(b)	(17,842,416)	-	(8,976,806)	(1,914,548)

SHARE TRANSACTIONS:
Proceeds from sale of shares	2,826,662	5,854,674	1,238,828	1,024,003
Reinvestment of distributions	17,139,212	-	8,375,017	1,769,198
Cost of shares redeemed	(31,236,846)	(28,168,849)	(9,777,274)	(13,499,110)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(11,270,972)	(22,314,175)	(163,429)	(10,705,909)
Net increase (decrease) in net assets	(46,195,737)	3,488,994	(22,748,360)	(4,230,081)

NET ASSETS:
Beginning of year	227,562,317	224,073,323	96,753,772	100,983,853
End of year(c)	$181,366,580	$227,562,317	$74,005,412	$96,753,772

SHARES ISSUED & REDEEMED
Issued	46,127	79,909	47,786	33,925
Distributions reinvested	322,773	-	369,758	59,509
Redeemed	(517,228)	(383,079)	(366,637)	(443,586)
Net increase (decrease)	(148,328)	(303,170)	50,907	(350,152)
Outstanding at beginning of year	3,073,131	3,376,301	3,011,635	3,361,787
Outstanding at end of year	2,924,803	3,073,131	3,062,542	3,011,635

(a)

For the year ended June 30, 2018, the distributions to shareholders from net investment income were $0, $1,299,999, $449,185, $98,928, and $547,906, and net realized gains were $0, $614,549, $43,056,482, $0, and $0 for Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds, respectively.

(b)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
(c)

The balance as of June 30, 2018, includes $603,857, $(6,026), $1,740,562, $173,020, and $464,975 of undistributed net investment income (loss) for Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, and Small-Cap Value, respectively.

See Notes to Financial Statements.

68	Annual Report | June 30, 2019

Ultra-Small Company Market		Small-Cap Growth		Small-Cap Value
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2019	2018	2019	2018	2019	2018

$2,643,213	$1,891,928	$(47,742)	$173,023	$1,162,708	$464,982
10,012,500	42,623,829	(218,258)	7,272,557	(3,088,648)	10,753,725

(79,246,838)	23,216,969	(5,797,297)	2,400,796	(9,795,116)	429,349

(66,591,125)	67,732,726	(6,063,297)	9,846,376	(11,721,056)	11,648,056

(37,857,578)	(43,505,667)	(4,528,900)	(98,928)	(9,164,909)	(547,906)

(37,857,578)	(43,505,667)	(4,528,900)	(98,928)	(9,164,909)	(547,906)

36,606,492	29,455,134	3,609,014	6,059,966	4,577,457	4,835,839
36,666,837	41,869,482	4,410,107	95,874	8,787,349	525,341
(110,698,074)	(69,611,584)	(10,814,122)	(6,974,363)	(12,143,617)	(9,125,499)
100,303	14,360	-	-	-	-

(37,324,442)	1,727,392	(2,795,001)	(818,523)	1,221,189	(3,764,319)

(141,773,145)	25,954,451	(13,387,198)	8,928,925	(19,664,776)	7,335,831

378,144,364	352,189,913	55,472,444	46,543,519	69,316,537	61,980,706

$236,371,219	$378,144,364	$42,085,246	$55,472,444	$49,651,761	$69,316,537

2,955,119	1,963,750	126,783	216,113	172,771	170,722
3,508,788	3,025,252	194,879	3,546	453,658	20,268
(9,539,072)	(4,661,379)	(417,997)	(257,898)	(515,773)	(346,128)

(3,075,165)	327,623	(96,335)	(38,239)	110,656	(155,138)
23,912,180	23,584,557	1,829,349	1,867,588	2,342,104	2,497,242

20,837,015	23,912,180	1,733,014	1,829,349	2,452,760	2,342,104

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STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip		Managed Volatility
	Year Ended June 30,		Year Ended June 30,
	2019	2018	2019	2018

OPERATIONS
Net investment income	$13,105,679	$12,438,959	$336,023	$215,935
Net realized gain on investments	68,602,183	37,821,971	568,555	1,879,183
Net change in unrealized appreciation (depreciation) on investments	1,846,454	14,695,536	(363,853)	197,322
Net increase in net assets resulting from operations	83,554,316	64,956,466	540,725	2,292,440

DISTRIBUTIONS:
From net investment income and net realized gains(a)	(64,810,534)	(27,402,645)	(1,895,822)	(194,557)
Net decrease in net assets from distributions(b)	(64,810,534)	(27,402,645)	(1,895,822)	(194,557)

SHARE TRANSACTIONS:
Proceeds from sale of shares	77,791,859	98,026,171	3,893,273	3,971,588
Reinvestment of distributions	59,566,051	25,719,282	1,794,927	181,357
Cost of shares redeemed	(218,586,219)	(144,688,020)	(6,492,503)	(9,957,718)
Net decrease in net assets resulting from share transactions	(81,228,309)	(20,942,567)	(804,303)	(5,804,773)
Net increase (decrease) in net assets	(62,484,527)	16,611,254	(2,159,400)	(3,706,890)
NET ASSETS:
Beginning of year	567,513,099	550,901,845	32,816,390	36,523,280
End of year(c)	$505,028,572	$567,513,099	$30,656,990	$32,816,390

SHARES ISSUED & REDEEMED
Issued	5,333,074	6,741,303	258,675	256,503
Distributions reinvested	4,639,100	1,779,881	126,493	11,807
Redeemed	(15,099,653)	(9,878,238)	(431,848)	(653,621)
Net decrease	(5,127,479)	(1,357,054)	(46,680)	(385,311)
Outstanding at beginning of year	38,829,553	40,186,607	2,084,045	2,469,356
Outstanding at end of year	33,702,074	38,829,553	2,037,365	2,084,045

(a)

For the year ended June 30, 2018, the distributions to shareholders from net investment income were $11,665,340 and $194,557, and net realized gains were $15,737,305 and $0 for Blue Chip and Managed Volatility Funds, respectively.

(b)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
(c)	The balance as of June 30, 2018, includes $4,947,291 and $201,988 of undistributed net investment income for Blue Chip and Managed Volatility, respectively.

See Notes to Financial Statements.

70	Annual Report | June 30, 2019

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$74.05	$66.37	$54.75	$59.15	$56.69

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.98	0.23	(0.14)	0.31	0.02
Net Realized and Unrealized Gain (Loss)	(6.93)	7.45	12.12	(4.69)	2.56

Total from Investment Operations	(5.95)	7.68	11.98	(4.38)	2.58

Less Distributions to Shareholders from:
Net Investment Income	(1.21)	-	(0.36)	(0.02)	(0.12)
Net Realized Gain	(4.88)	-	-	-	-

Total Distributions	(6.09)	-	(0.36)	(0.02)	(0.12)

Net Asset Value, End of Year	$62.01	$74.05	$66.37(b)	$54.75	$59.15

Total Return	(6.67%)	11.57%(b)	21.90%(b)	(7.40%)	4.57%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$181,367	$227,562	$224,073	$207,229	$248,046
Expenses Before Waivers and Reimbursements	0.35%(c)	0.96%	1.66%	0.63%(c)	1.32%
Expenses After Waivers and Reimbursements	0.35%	0.96%	1.66%	0.63%	1.32%
Net Investment Income (Loss) After Waivers and Reimbursements	1.52%	0.31%	(0.23%)	0.58%	0.04%
Portfolio Turnover Rate	102%	105%	153%	124%	107%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)

For the year ended June 30, 2019 and June 30, 2016 the expense ratios were significantly lower than in other years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$32.13	$30.04	$25.99	$30.37	$41.83

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.28	(0.04)	0.32	0.28	0.24
Net Realized and Unrealized Gain (Loss)	(5.14)	2.73	4.06	(4.39)	(3.53)

Total from Investment Operations	(4.86)	2.69	4.38	(4.11)	(3.29)

Less Distributions to Shareholders from:
Net Investment Income	(0.01)	(0.41)	(0.33)	(0.27)	(0.30)
Net Realized Gain	(3.10)	(0.19)	-	-	(7.87)

Total Distributions	(3.11)	(0.60)	(0.33)	(0.27)	(8.17)

Net Asset Value, End of Year	$24.16	$32.13	$30.04	$25.99	$30.37

Total Return	(14.48)%	9.13%	16.88%	(13.53)%	(7.60)%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$74,005	$96,754	$100,984	$101,451	$127,717
Expenses Before Waivers and Reimbursements	1.21%	1.18%	1.18%	1.17%	1.11%
Expenses After Waivers and Reimbursements	1.21%	1.18%	1.18%	1.17%	1.11%
Net Investment Income (Loss) After Waivers and Reimbursements	1.00%	(0.14%)	1.14%	1.05%	0.68%
Portfolio Turnover Rate	93%	89%	113%	101%	90%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.

See Notes to Financial Statements.

72	Annual Report | June 30, 2019

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$15.81	$14.93	$12.77	$16.18	$17.46

Income from Investment Operations:
Net Investment Income(a)	0.11	0.08	0.17	0.12	0.12
Net Realized and Unrealized Gain (Loss)	(2.93)	2.76	3.18	(1.87)	0.38

Total from Investment Operations	(2.82)	2.84	3.35	(1.75)	0.50

Less Distributions to Shareholders from:
Net Investment Income	(0.08)	(0.02)	(0.15)	(0.13)	(0.14)
Net Realized Gain	(1.57)	(1.94)	(1.04)	(1.53)	(1.64)

Total Distributions	(1.65)	(1.96)	(1.19)	(1.66)	(1.78)

Paid-in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Year	$11.34	$15.81	$14.93	$12.77	$16.18

Total Return	(16.98%)(c)	20.86%(c)	26.61%(c)	(10.83%)(c)	3.72%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$236,371	$378,144	$352,190	$331,535	$402,853
Expenses Before Waivers and Reimbursements	0.77%	0.75%	0.76%	0.75%	0.73%
Expenses After Waivers and Reimbursements	0.75%	0.75%	0.75%	0.75%	0.73%
Net Investment Income After Waivers and Reimbursements	0.84%	0.52%	1.21%	0.91%	0.74%
Portfolio Turnover Rate	38%	35%	31%	41%	32%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$30.32	$24.92	$20.33	$21.17	$18.68

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.03)	0.09	0.06	0.07	(0.01)
Net Realized and Unrealized Gain (Loss)	(3.43)	5.36	4.60	(0.91)	2.51

Total from Investment Operations	(3.46)	5.45	4.66	(0.84)	2.50

Less Distributions to Shareholders from:
Net Investment Income	(0.10)	(0.05)	(0.07)	-	(0.01)
Net Realized Gain	(2.48)	-	-	-	-

Total Distributions	(2.58)	(0.05)	(0.07)	-	(0.01)

Net Asset Value, End of Year	$24.28	$30.32	$24.92	$20.33	$21.17

Total Return(b)	(10.81%)	21.91%	22.97%	(3.97%)	13.41%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$42,085	$55,472	$46,544	$36,394	$36,801
Expenses Before Waivers and Reimbursements	1.11%	1.08%	1.16%	1.20%	1.08%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.10%)	0.35%	0.24%	0.36%	(0.07%)
Portfolio Turnover Rate	102%	122%	136%	137%	123%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

74	Annual Report | June 30, 2019

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$29.60	$24.82	$20.87	$22.40	$23.06

Income from Investment Operations:
Net Investment Income(a)	0.47	0.20	0.22	0.29	0.29
Net Realized and Unrealized Gain (Loss)	(5.72)	4.81	3.97	(1.43)	(0.78)

Total from Investment Operations	(5.25)	5.01	4.19	(1.14)	(0.49)

Less Distributions to Shareholders from:
Net Investment Income	(0.74)	(0.23)	(0.24)	(0.39)	(0.17)
Net Realized Gain	(3.37)	-	-	-	-

Total Distributions	(4.11)	(0.23)	(0.24)	(0.39)	(0.17)

Net Asset Value, End of Year	$20.24	$29.60	$24.82	$20.87	$22.40

Total Return(b)	(17.12%)	20.32%	20.08%	(5.02%)	(2.10%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$49,652	$69,317	$61,981	$58,741	$73,241
Expenses Before Waivers and Reimbursements	1.00%	0.94%	0.98%	1.03%	0.98%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	1.97%	0.74%	0.95%	1.41%	1.30%
Portfolio Turnover Rate	84%	78%	77%	62%	74%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP

	Year Ended June 30

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$14.62	$13.71	$12.28	$11.81	$11.39

Income from Investment Operations:
Net Investment Income(a)	0.34	0.31	0.30	0.28	0.26
Net Realized and Unrealized Gain	1.75	1.33	1.44	0.49	0.39

Total from Investment Operations	2.09	1.64	1.74	0.77	0.65

Less Distributions to Shareholders from:
Net Investment Income	(0.31)	(0.31)	(0.31)	(0.30)	(0.23)
Net Realized Gain	(1.41)	(0.42)	-	-	-

Total Distributions	(1.72)	(0.73)	(0.31)	(0.30)	(0.23)

Net Asset Value, End of Year	$14.99	$14.62	$13.71	$12.28	$11.81

Total Return(b)	16.26%	11.98%	14.33%	6.60%	5.77%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$505,029	$567,513	$550,902	$571,644	$600,823
Expenses Before Waivers and Reimbursements	0.25%	0.22%	0.25%	0.25%	0.23%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.28%	2.17%	2.30%	2.42%	2.19%
Portfolio Turnover Rate	20%	14%	17%	23%	19%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

76	Annual Report | June 30, 2019

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$15.75	$14.79	$14.20	$14.05	$13.94

Income from Investment Operations:
Net Investment Income(a)	0.16	0.10	0.06	0.04	0.00(b)
Net Realized and Unrealized Gain	0.06	0.95	0.59	0.11	0.13

Total from Investment Operations	0.22	1.05	0.65	0.15	0.13

Less Distributions to Shareholders from:
Net Investment Income	(0.31)	(0.09)	(0.06)	0.00(b)	(0.02)
Net Realized Gain	(0.61)	-	-	-	-

Total Distributions	(0.92)	(0.09)	(0.06)	0.00(b)	(0.02)

Net Asset Value, End of Year	$15.05	$15.75	$14.79	$14.20	$14.05

Total Return(c)	1.74%	7.11%	4.59%	1.10%	0.92%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$30,657	$32,816	$36,523	$57,586	$59,008
Expenses Before Waivers and Reimbursements	1.24%	1.20%	1.12%	1.06%	1.04%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	1.06%	0.64%	0.42%	0.31%	0.03%
Portfolio Turnover Rate	69%	50%	50%	54%	38%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of June 30, 2019. Effective May 31, 2019, the name of the Blue Chip 35 Index Fund was changed to Blue Chip Fund. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2019, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

New Accounting Pronouncements The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended June 30, 2019.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system,

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the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

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The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2019 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. During the year ended June 30, 2019 the Blue Chip Fund did not have any securities lending transactions.

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The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2019:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$1,612,837	-	$ 1,612,837	-	$1,612,837	-

Ultra-Small Company
Securities lending	$5,628,761	-	$ 5,628,761	-	$5,628,761	-

Ultra-Small Company Market
Securities lending	$24,435,122	-	$24,435,122	-	$24,435,122	-

Small-Cap Growth
Securities lending	$1,190,210	-	$ 1,190,210	-	$1,190,210	-

Small-Cap Value
Securities lending	$3,076,362	-	$ 3,076,362	-	$3,076,362	-

[1]	Securities loaned with a value of $854,698 in Ultra-Small Company Market have been sold and are pending settlement on July 2, 2019.
[2]

Collateral with a value of $1,631,234, $5,682,874, $24,535,439, $1,228,325, and $3,141,308 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, and Small-Cap Value, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2019 the collateral consisted of an institutional government money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

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Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2019 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Put Options	-	$151,347	Put options written at value
Written Call Options	-	359,568	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$ 891,998		Realized Gain (Loss) on Written Options
Change in Unrealized Appreciation
		$(90,015)	(Depreciation) on Written Options

Futures Contracts	$(419,975)	-	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of June 30, 2019, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2019, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date,

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or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of June 30, 2019 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2019.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2019. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ended 06/30/19

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	53,790
Small-Cap Growth	0.94%	80,851
Small-Cap Value	0.94%	35,202
Blue Chip	0.15%	560,438
Managed Volatility	0.94%	95,984

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2019 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$-	$ 3,704,500
Ultra-Small Company	9,770,464	12,704,573
Ultra-Small Company Market	15,027,353	14,699,486
Small-Cap Growth	3,367,169	1,325,439
Small-Cap Value	2,245,286	2,518,884

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an

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aggregate annual fee of $775,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Effective November 8, 2018, Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are paid $11,000 per meeting for meeting fees. Prior to November 8, 2018, Independent Directors were paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair, and $9,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2019 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$197,087,267	$ -	$224,294,128
Ultra-Small Company	-	79,287,762	-	86,764,882
Ultra-Small Company Market	-	118,475,864	-	192,799,394
Small-Cap Growth	-	49,154,028	-	55,888,010
Small-Cap Value	-	49,105,436	-	53,701,075
Blue Chip	-	114,928,340	-	247,411,136
Managed Volatility	-	13,720,215	-	14,642,430

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

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Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2019, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 20,035,434	$7,665,317	$ 57,196,891
Gross depreciation (excess of tax cost over value)	(11,315,465)	(14,211,476)	(32,679,978)

Net unrealized appreciation (depreciation)	$ 8,719,969	$(6,546,159)	$ 24,516,913

Cost of investments for income tax purposes	$174,321,163	$86,441,021	$233,608,567

	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$5,440,564	$4,910,867
Gross depreciation (excess of tax cost over value)	(3,142,203)	(6,754,548)

Net unrealized (depreciation)	$2,298,361	$(1,843,681)

Cost of investments for income tax purposes	$41,145,233	$54,674,790

	Blue Chip	Managed Volatility
Gross appreciation (excess of value over tax cost)	$263,752,599	$6,999,281
Gross depreciation (excess of tax cost over value)	(4,364,235)	(529,008)

Net unrealized appreciation	$259,388,364	$6,470,273

Cost of investments for income tax purposes	$246,084,671	$22,419,819

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2019 and June 30, 2018, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Distributions paid from:
Ordinary Income	$3,559,542	$ -	$31,355	$1,299,999
Long-Term Capital Gain	14,282,874	-	8,945,451	614,549

Total	$17,842,416	$ -	$8,976,806	$1,914,548

	Ultra-Small Company Market		Small-Cap Growth
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Distributions paid from:
Ordinary Income	$1,740,331	$449,185	$173,020	$98,928
Long-Term Capital Gain	36,117,247	43,056,482	4,355,880	-

Total	$37,857,578	$43,505,667	$4,528,900	$98,928

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June 30, 2019

	Small-Cap Value		Blue Chip
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Distributions paid from:
Ordinary Income	$1,650,853	$547,906	$11,830,171	$11,665,340
Long-Term Capital Gain	7,514,056	-	52,980,363	15,737,305

Total	$9,164,909	$547,906	$64,810,534	$27,402,645

	Managed Volatility
	Year Ended June 30, 2019	Year Ended June 30, 2018

Distributions paid from:
Ordinary Income	$ 630,480	$194,557
Long-Term Capital Gain	1,265,342	-

Total	$1,895,822	$194,557

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2019, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total
Aggressive Investors 1	42,262	-	42,262
Small-Cap Value	693,062	-	693,062

Components of Accumulated Earnings As of June 30, 2019, the components of accumulated earnings on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$-	$780,748	$2,465,910
Accumulated Net Realized Gain (Loss) on Investments*	(11,829,915)	(334,986)	(2,376,226)
Net Unrealized Appreciation of Investments	8,719,969	(6,546,159)	24,516,913

Total	$(3,109,946)	$(6,100,397)	$24,606,597

	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income	$-	$-
Accumulated Net Realized Gain (Loss) on Investments*	(1,724,248)	(3,088,648)
Net Unrealized Appreciation of Investments	2,298,361	(1,843,681)

Total	$574,113	$(4,932,329)

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	Blue Chip	Managed Volatility
Accumulated Net Investment Income	$5,174,345	$-
Accumulated Net Realized Gain (Loss) on Investments*	42,452,769	(222,268)
Net Unrealized Appreciation of Investments	259,388,364	6,470,273

Total	$307,015,478	$6,248,005

*

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2020. The Small-Cap Growth Fund has elected to defer qualified ordinary late year losses of ($43,278). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip and Managed Volatility Funds have no deferred qualified ordinary late-year losses. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value and Managed Volatility Funds have elected to defer late-year short term capital losses of ($10,983,638), ($334,986), ($2,376,226), ($1,680,970), ($2,422,773) and ($401,870). The Blue Chip Fund has no deferred late-year short term capital losses. The Aggressive Investors 1, Small-Cap Value and Managed Volatility Funds have elected to defer late-year long term capital gains/(losses) of ($804,015), $27,187 and $179,602. The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Blue Chip Funds have no deferred late-year long term capital losses.

For the fiscal year June 30, 2019, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$(14,282,874)	$67,893	$214,427
Distributable Earnings	14,282,874	(67,893)	(214,427)

	Increase (Decrease)
	Small-Cap Growth	Small-Cap Value
Paid-In Capital	$(2,198,309)	$(7,514,056)
Distributable Earnings	2,198,309	7,514,056

	Increase (Decrease)
	Blue Chip	Managed Volatility
Paid-In Capital	$6,068,315	$(189,367)
Distributable Earnings	(6,068,315)	189,367

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 12, 2019. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The

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commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2019, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	3.65%	$1,230,885	52	$6,494	$7,380,000
Ultra-Small Company	3.65%	435,659	82	3,620	1,413,000
Ultra-Small Company Market	3.62%	654,500	110	7,238	2,928,000
Small-Cap Growth	3.67%	264,644	45	1,215	1,440,000
Small-Cap Value	3.62%	297,433	30	897	943,000
Blue Chip	3.67%	778,934	183	14,551	9,083,000
Managed Volatility	3.65%	255,000	1	26	255,000

1 Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2019, Ultra-Small Company, Ultra-Small Company Market and Small-Cap Growth had loans outstanding in the amounts of $192,000, $31,000 and $193,000, respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Aggressive Investors 1 Fund, Ultra-Small Company Fund,

Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund,

Blue Chip Fund, and Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip Fund (formerly, Blue Chip 35 Index Fund), and Managed Volatility Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 26, 2019

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1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders, based upon each Fund’s income and distributions for the taxable year ended June 30, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2019. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there under.

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	94.08%	99.97%	80.92%
Qualified Dividend Income	96.39%	99.97%	80.14%
Qualified Interest Related Dividends	0.58%	0.60%	0.15%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Small-Cap Growth	Small-Cap Value
Corporate Dividends Received Deduction	100.00%	70.55%
Qualified Dividend Income	100.00%	77.89%
Qualified Interest Related Dividends	0.39%	0.98%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	0.00%

	Blue Chip	Managed Volatility
Corporate Dividends Received Deduction	100.00%	84.59%
Qualified Dividend Income	100.00%	86.00%
Qualified Interest Related Dividends	0.02%	39.56%
Qualified Short Term Capital Gain Dividends	0.00%	100.00%
U.S. Government Income	0.00%	26.30%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2019, the Funds paid distributions from ordinary income and long-term capital gain that included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Ordinary Income Distributions	$1,058,377	$31,355	$1,740,331
Equalization Debits Included in Ordinary Income Distributions	-	67,893	214,427
Long-Term Capital Gain Distributions	16,784,039	8,945,451	36,117,247
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	-

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	Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility
Ordinary Income Distributions	$ 173,035	$ 583,733	$11,830,171	$ 278,626
Equalization Debits Included in Ordinary Income Distributions	-	-	1,048,454	-
Long-Term Capital Gain Distributions	4,355,865	8,581,176	52,980,363	1,617,196
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	5,019,861	-

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2019 are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the Board of Directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each Fund’s Management Agreement, including the quality of services and support provided to each Fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each Fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain Funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 9, 2019, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the following funds of the Company: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund (now known as Blue Chip Fund) and Managed Volatility Fund (each a “Fund” and together, the “Funds”).

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and

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as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

●

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (hereinafter “Broadridge”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

●	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

●	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

●	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

●	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors met telephonically with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for all of the Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

●

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

●	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

●	the Adviser’s risk assessment and management process;

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●

the Adviser’s representation that it does not participate in any soft dollar arrangements and, although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment decision-making process; and

●	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent quarter, six-month, one-year, three-year, five-year, ten-year and fifteen-year periods ending December 31, 2018 (although certain Funds did not yet have a fifteen-year performance) as well as Fund performance compared with its benchmark for one-year, three-year, five-year, ten-year and since inception periods ending December 31, 2018 . The Board considered the Adviser’s representation that the differences in the performance of the similarly managed accounts (if any) and Fund performance were within ranges that the Adviser expects for the relevant accounts/Funds given, for example, differences in cash flows, investment restrictions, account size and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2018 provided by the Adviser and from Broadridge:

●

With regard to the Aggressive Investors 1 Fund, the Fund was in the fifth quintile relative to its Peer Group for the one-year, three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for the since inception period, but underperformed its benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund’s tilt toward smaller size, deeper value and more volatile stocks hurt relative returns for the one-year, three-year, five-year and ten-year periods. The Board also took into

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account that the Adviser continued to engage in research that has the potential to positively impact the Fund and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

●

With regard to the Ultra-Small Company Fund, the Fund had fourth quintile performance compared to its Peer Group for the one-year period, and was in the fifth quintile for the three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for one-year and since-inception periods, but underperformed its benchmark for the three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the variability in the Fund’s relative performance was partly explained by the market capitalization differences between the ultra-small cap focus of the Fund and that of the other small-cap funds in its Peer Group. The Board also took into account efforts to reduce transaction costs and that the Fund’s recent performance was generally in line with its design although out of favor in the current market environment, and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

●

With regard to the Ultra-Small Company Market Fund, the Fund ranked in the fifth quintile for the one-year and five-year periods, and the Fund ranked in the fourth quintile for the three-year and ten-year periods. The Fund underperformed its primary benchmark over the one-year, three-year, ten-year and since-inception periods, but outperformed over the five-year period. The Board considered the Adviser’s explanation that the variability in the Fund’s relative performance was largely explained by the market capitalization differences between the ultra-small cap focus of the Fund and that of the other small-cap funds in its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Small-Cap Growth Fund, the Fund ranked in the fifth quintile relative to its Peer Group for the one-year and ten-year periods, in the fourth quintile for the three-year period and in the second quintile for the five-year period. The Fund underperformed its primary benchmark over the one-year, three-year, ten-year and since-inception periods, but outperformed over the five-year period. The Board noted that the Adviser had implemented some refinements to its investment process in 2013 and took into account the subsequent impact these refinements had had on the Fund’s relative performance. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Small-Cap Value Fund, the Fund was in the second quintile for the one-year and three-year periods, in the fourth quintile for the five-year period, and in the third quintile for the ten-year period, as compared with its Peer Group. The Fund underperformed its primary benchmark over the one-year, three-year, five-year and since-inception periods, but outperformed over the ten-year period. The Board took into account the various design changes that had been implemented by the Adviser in the Fund in mid-2018, and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Blue Chip 35 Index Fund, the Fund had performance in the first quintile of its Peer Group for the one-year, three-year, and five-year periods, and in the second quintile for the ten-year period. The Fund outperformed its primary benchmark for all time periods, except the ten-year period. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Managed Volatility Fund, the Fund had performance in the second quintile of its Peer Group for the one-year period, in the fourth quintile of its Peer Group for the three and ten-year periods, and in the third quintile of its Peer Group for the five-year period. The Fund underperformed its primary benchmark for the three-year, five-year, ten-year and since-inception periods, but outperformed over the one-year period. The Board considered the Adviser’s explanation that the Fund is not designed to outperform the primary benchmark, but instead it is designed to capture market return while limiting volatility, which from inception to date the Fund has done. The Board also considered the Adviser’s statement that this performance is in line with the Fund’s design. Based on their review, the Directors

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concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate, given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

With respect to management fee differences between the Funds and other investment company clients of the Adviser, the Board considered that, unlike the Funds, the Adviser serves as a sub-adviser to the other investment company clients, which generally requires the Adviser to furnish fewer services than the services it provides to the Funds. The Board also considered the fees charged to other investment company clients of the Adviser, as well as the Adviser’s representation that for certain Funds, that the Adviser did not manage comparable investment companies.

With respect to management fee differences between the Funds and other non-investment company clients of the Adviser, the Board considered that: (i) the management fee charged to the Ultra-Small Company Market Fund is lower than that charged to comparable clients; (ii) the asset-based management fee charged to the Aggressive Investors 1 Fund is higher than that charged to comparable clients, while the Fund’s performance fee rate is significantly lower than the performance fee rate charged to comparable clients (and there are other differences in the performance fee calculations); and (iii) the Adviser had no advisory clients comparable to the other Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (excluding any performance fees and using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and any performance fees, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and performance fees, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses. In particular, the Board considered the following:

●

The Aggressive Investors 1 Fund’s contractual management fee was in the third quintile of its Peer Group (excluding the performance fee), and the Fund’s actual management fees and actual total expenses (factoring in the performance

96	Annual Report | June 30, 2019

OTHER INFORMATION (Unaudited) (continued)

June 30, 2019

fee) were in the second and third quintiles of its Peer Group, respectively. The Board also considered the impact of the Fund’s performance fee on the fee comparisons.

●

With respect to the Ultra-Small Company Fund, the Board considered that the Fund’s contractual management fees and actual total expense ratio were in the third and second quintiles of its Peer Group, respectively, and actual management fees were in the fourth quintile. The Board took into account that the Fund’s actual management fee, although in the fourth quintile, was only slightly above the median of its Peer Group.

●

With respect to the Ultra-Small Company Market Fund, the Blue Chip 35 Index Fund, the Small-Cap Growth Fund, the Managed Volatility Fund, and the Small-Cap Value Fund, the Board considered that each Fund was in the first quintile of its applicable Peer Group for the contractual management fee, actual management fee and total expense ratio. The Board also considered the impact of the performance fee arrangement on actual management fees for the Small-Cap Value and Small-Cap Growth Funds.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain asset percentage levels.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating some Funds at a loss but that the Adviser’s overall business is profitable. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from such breakpoints. With respect to Ultra-Small Company Market Fund and Managed Volatility Fund, the Board considered the Adviser’s representation that it believes that neither Fund will produce significant economies of scale because each Fund involves intensive and time-consuming portfolio and trading management. Finally, although the Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund and Managed Volatility Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to their respective Peer Groups and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2019

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not participate in any soft dollar arrangements and that, although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment decision-making process. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to the Adviser by virtue of its relationship with the Funds appeared to be reasonable.

*  *  *  *  *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

98	Annual Report | June 30, 2019

DISCLOSURE OF FUND EXPENSES

June 30, 2019 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2019 and held until June 30, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/19	Ending Account Value at 6/30/19	Expense Ratio	Expenses Paid During Period* 1/1/19 - 6/30/19

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,183.00	0.30%	$1.62
Hypothetical Fund Return	$1,000.00	$1,023.31	0.30%	$1.51

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,077.60	1.23%	$6.34
Hypothetical Fund Return	$1,000.00	$1,018.70	1.23%	$6.16

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,110.70	0.75%	$3.93
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%	$3.76

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,101.10	0.94%	$4.90
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,063.60	0.94%	$4.81
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Blue Chip Fund
Actual Fund Return	$1,000.00	$1,184.10	0.15%	$0.81
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

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DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2019 (Unaudited)

	Beginning Account Value at 1/1/19	Ending Account Value at 6/30/19	Expense Ratio	Expenses Paid During Period* 1/1/19 - 6/30/19

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,084.30	0.94%	$4.86
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

100	Annual Report | June 30, 2019

DIRECTORS & OFFICERS

June 30, 2019 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 64	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 56	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013.	Nine	Calvert Funds (38 Portfolios)

Evan Harrel Age 58	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012.	Nine	None

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DIRECTORS & OFFICERS (continued)

June 30, 2019 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 63	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Nine	None

102	Annual Report | June 30, 2019

DIRECTORS & OFFICERS (continued)

June 30, 2019 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 61	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 57	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 54	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 64	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 45	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, Inc., since March 2016; Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016.	N/A	None
*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

Bridgeway Funds Standardized Returns as of June 30, 2019 (Unaudited)

			Annualized
							Gross	Net
Fund[1]	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Expense Ratio[2]	Expense Ratio[2]
Omni Small-Cap Value	-3.04%	6.70%	-16.82%	2.68%	9.93%	8/31/2011	0.70%	0.60%
Omni Tax-Managed Small-Cap Value	-2.50%	6.18%	-16.49%	2.90%	7.82%	12/31/2010	0.70%	0.60%

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2019.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED)

June 30, 2019

Dear Fellow Shareholders,

At Bridgeway, we share a passion for applying logic, data and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique capabilities: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Market Review

Performance across domestic equity markets was positive for the quarter ended June 30, 2019. Broad market returns, as represented by the Russell 3000 Index, were +4.10%.

For the fiscal year ended June 30, 2019, broad market stocks returned +8.98%, as represented by the Russell 3000 Index. Growth stocks outperformed value stocks across size categories, while mid-cap stocks outpaced both large-cap and small-cap stocks. As result, mid-cap growth stocks, as represented by the Russell Midcap Growth Index, performed the best, returning +13.94%. Small-cap value stocks, as represented by the Russell 2000 Value Index, performed the worst, returning -6.24%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2019

	Quarter	Fiscal Year
Best Performing	+5.40% Russell Midcap Growth Index	+13.94% Russell Midcap Growth Index
	+4.64% Russell 1000 Growth Index	+11.56% Russell 1000 Growth Index
	+4.50% Russell 3000 Growth Index	+10.61% Russell 3000 Growth Index
	+3.84% Russell 1000 Value Index	+8.46% Russell 1000 Value Index
	+3.68% Russell 3000 Value Index	+7.34% Russell 3000 Value Index
	+3.19% Russell Midcap Value Index	+3.68% Russell Midcap Value Index
	+2.75% Russell 2000 Growth Index	-0.49% Russell 2000 Growth Index
Worst Performing	+1.38% Russell 2000 Value Index	-6.24% Russell 2000 Value Index

The Bridgeway Omni Funds are asset class exposure strategies that seek broad diversification and strive for risk premium exposure. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Annual Report | June 30, 2019

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned -3.04%, underperforming our primary market benchmark, the Russell 2000 Value Index (+1.38%).

For the fiscal year, our Fund returned -16.82%, underperforming the Russell 2000 Value Index (-6.24%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	-3.04%	-16.82%	2.68%	9.93%
Russell 2000 Value Index	1.38%	-6.24%	5.39%	10.73%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to June 30, 2019

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2019, we held 655 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward deeper value stocks across multiple value metrics was a leading detractor from relative performance during the quarter. The Fund’s tilt toward smaller stocks in the small-cap value universe also hurt relative results, as smaller stocks underperformed their larger counterparts.

From a sector perspective, the Fund’s allocation effect was negative. By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. Avoiding REITs did not meaningfully affect the Fund’s relative performance during the quarter, but a lack of exposure to the Utilities sector detracted from relative results.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward smaller stocks in the small-cap value universe was the leading detractor from relative results, as smaller stocks dramatically underperformed their larger counterparts during the fiscal year. Likewise, the Fund’s tilt toward deeper value stocks across multiple value metrics also hurt relative results.

From a sector perspective, the Fund’s allocation effect was negative. By design, the Fund does not hold REITs or Utilities stocks. Both positionings detracted from relative performance.

4	Annual Report | June 30, 2019

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	Iridium Communications, Inc.	Communication Services	0.9%
2	Insight Enterprises, Inc.	Information Technology	0.7%
3	Group 1 Automotive, Inc.	Consumer Discretionary	0.7%
4	Warrior Met Coal, Inc.	Materials	0.7%
5	Meritage Homes Corp.	Consumer Discretionary	0.6%
6	First BanCorp Puerto Rico	Financials	0.6%
7	Cooper Tire & Rubber Co.	Consumer Discretionary	0.6%
8	Helix Energy Solutions Group, Inc.	Energy	0.6%
9	American Axle & Manufacturing Holdings, Inc.	Consumer Discretionary	0.6%
10	Arch Coal, Inc., Class A	Energy	0.6%
	Total		6.6%

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	4.7%	2.9%	1.8%
Consumer Discretionary	15.3%	8.5%	6.8%
Consumer Staples	2.4%	2.4%	0.0%
Energy	13.6%	5.1%	8.5%
Financials	30.3%	29.4%	0.9%
Health Care	3.4%	4.1%	-0.7%
Industrials	16.2%	11.6%	4.6%
Information Technology	7.7%	11.9%	-4.2%
Materials	5.3%	4.2%	1.1%
Real Estate	0.3%	12.3%	-12.0%
Utilities	0.0%	7.6%	-7.6%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Annual Report | June 30, 2019

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.06%
Communication Services - 4.74%
A.H. Belo Corp., Class A	65,500	$241,695
Alaska Communications Systems Group, Inc.*	377,100	644,841
AMC Entertainment Holdings, Inc., Class A+	306,900	2,863,377
ATN International, Inc.	28,500	1,645,305
Cars.com, Inc.*	210,000	4,141,200
Consolidated Communications Holdings, Inc.	299,000	1,474,070
DHI Group, Inc.*	231,900	827,883
Emmis Communications Corp., Class A*	102,700	487,825
Entercom Communications Corp., Class A	554,795	3,217,811
Entravision Communications Corp., Class A	161,800	504,816
Eros International PLC*+	302,850	408,848
Gannett Co., Inc.	464,000	3,786,240
Gray Television, Inc.*	346,200	5,674,218
Iridium Communications, Inc.*	391,325	9,102,220
Marcus Corp. (The)	130,150	4,289,744
New Media Investment Group, Inc.	180,900	1,707,696
Saga Communications, Inc., Class A	8,761	273,694
Salem Media Group, Inc.	89,800	218,214
Scholastic Corp.	131,490	4,370,728
SPAR Group, Inc.*	46,500	29,760
Townsquare Media, Inc., Class A	120,000	645,600
Tribune Publishing Co.	15,000	119,550
Urban One, Inc.*	101,800	199,528

		46,874,863

Consumer Discretionary - 15.24%
Abercrombie & Fitch Co., Class A	210,000	3,368,400
AMCON Distributing Co.	1,350	129,370
American Axle & Manufacturing Holdings, Inc.*	452,200	5,770,072
American Outdoor Brands Corp.*	154,327	1,390,486
American Public Education, Inc.*	37,600	1,112,208
Ark Restaurants Corp.	12,600	257,670
Ascena Retail Group, Inc.*	982,500	599,325
Barnes & Noble Education, Inc.*	236,824	795,729
Barnes & Noble, Inc.	172,900	1,156,701
Bassett Furniture Industries, Inc.	77,400	1,180,350

Industry Company	Shares	Value

Consumer Discretionary (continued)
BBX Capital Corp.	351,039	$1,723,601
Beazer Homes USA, Inc.*	120,000	1,153,200
Big Lots, Inc.	125,000	3,576,250
Build-A-Bear Workshop, Inc.*	49,500	276,705
Caleres, Inc.	168,500	3,356,520
Canterbury Park Holding Corp.	3,900	48,126
Carriage Services, Inc.	40,000	760,400
Carrols Restaurant Group, Inc.*	120,000	1,083,600
Cato Corp. (The), Class A	65,000	800,800
Century Casinos, Inc.*	124,600	1,208,620
Chico’s FAS, Inc.	316,200	1,065,594
China Automotive Systems, Inc.*	77,500	178,250
China XD Plastics Co., Ltd.*	160,000	336,000
Citi Trends, Inc.	78,840	1,152,641
Conn’s, Inc.*	90,500	1,612,710
Container Store Group, Inc. (The)*	141,150	1,033,218
Cooper Tire & Rubber Co.	185,050	5,838,327
Cooper-Standard Holdings, Inc.*	51,000	2,336,820
Crown Crafts, Inc.	13,050	61,335
CSS Industries, Inc.	11,800	57,584
Del Taco Restaurants, Inc.*	182,300	2,337,086
Delta Apparel, Inc.*	29,900	693,082
Designer Brands, Inc., Class A	55,000	1,054,350
Destination Maternity Corp.*	9,800	12,936
Destination XL Group, Inc.*	139,800	246,048
Dillard’s, Inc., Class A+	68,000	4,235,040
El Pollo Loco Holdings, Inc.*	90,500	964,730
Escalade, Inc.	3,600	41,292
Ethan Allen Interiors, Inc.	82,500	1,737,450
Express, Inc.*	197,000	537,810
Fiesta Restaurant Group, Inc.*	60,000	788,400
Flanigan’s Enterprises, Inc.	2,500	57,450
Flexsteel Industries, Inc.	4,800	81,888
Fossil Group, Inc.*	195,000	2,242,500
Full House Resorts, Inc.*	71,000	132,770
GameStop Corp., Class A+	350,000	1,914,500
Genesco, Inc.*	73,500	3,108,315
G-III Apparel Group, Ltd.*	75,000	2,206,500
Golden Entertainment, Inc.*	25,000	350,000
Good Times Restaurants, Inc.*	106,000	186,560
Group 1 Automotive, Inc.	84,000	6,878,760
Haverty Furniture Cos., Inc.	98,400	1,675,752
Hibbett Sports, Inc.*	76,900	1,399,580

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Houghton Mifflin Harcourt Co.*	568,600	$3,275,136
International Speedway Corp., Class A	118,456	5,317,490
J Alexander’s Holdings, Inc.*	49,950	560,938
J. Jill, Inc.+	145,000	288,550
JAKKS Pacific, Inc.*	118,700	83,090
K12, Inc.*	121,217	3,686,209
KB Home	175,900	4,525,907
Lakeland Industries, Inc.*	30,050	336,560
Lands’ End, Inc.*	161,200	1,969,864
La-Z-Boy, Inc.	9,500	291,270
Libbey, Inc.*	30,000	55,800
Lifetime Brands, Inc.	24,400	230,824
Live Ventures, Inc.*+	3,200	22,240
Luby’s, Inc.*	75,800	81,864
MarineMax, Inc.*	87,000	1,430,280
MDC Holdings, Inc.	92,300	3,025,594
Meritage Homes Corp.*	123,442	6,337,512
Modine Manufacturing Co.*	187,900	2,688,849
Movado Group, Inc.	75,000	2,025,000
Nautilus, Inc.*	58,400	129,064
Office Depot, Inc.	2,035,000	4,192,100
P&F Industries, Inc., Class A	696	5,791
Party City Holdco, Inc.*	258,200	1,892,606
Peak Resorts, Inc.	114,000	541,500
Red Robin Gourmet Burgers, Inc.*	17,000	519,690
Rent-A-Center, Inc.*	65,500	1,744,265
Rocky Brands, Inc.	28,300	772,024
RTW RetailWinds, Inc.*	165,400	281,180
Sequential Brands Group, Inc.*	155,000	85,250
Shiloh Industries, Inc.*	71,500	348,205
Shoe Carnival, Inc.+	63,600	1,755,360
Signet Jewelers, Ltd.	105,000	1,877,400
Sonic Automotive, Inc., Class A	132,600	3,096,210
SORL Auto Parts, Inc.*+	129,900	450,753
Speedway Motorsports, Inc.	145,700	2,702,735
Stage Stores, Inc.+	100,000	77,000
Stein Mart, Inc.*	83,200	71,552
Strattec Security Corp.	25,900	624,190
Superior Industries International, Inc.	67,500	233,550
Tandy Leather Factory, Inc.*	8,000	44,000
Tilly’s, Inc., Class A	125,300	956,039
Tower International, Inc.	87,000	1,696,500
TravelCenters of America, LLC*	163,200	590,784
TRI Pointe Group, Inc.*	266,000	3,184,020
Tuesday Morning Corp.*	176,000	297,440

Industry Company	Shares	Value

Consumer Discretionary (continued)
Unifi, Inc.*	31,900	$579,623
US Auto Parts Network, Inc.*	98,900	123,625
Vera Bradley, Inc.*	149,200	1,790,400
Vista Outdoor, Inc.*	214,087	1,901,093
Vitamin Shoppe, Inc.*	50,000	197,000
VOXX International Corp.*	75,100	312,416
William Lyon Homes, Class A*	80,500	1,467,515
ZAGG, Inc.*	75,000	522,000
Zumiez, Inc.*	119,400	3,116,340

		150,715,608

Consumer Staples - 2.39%
Alico, Inc.	10,461	317,387
Andersons, Inc. (The)	88,100	2,399,844
Coffee Holding Co., Inc.*	10,000	40,900
Edgewell Personal Care Co.*	133,000	3,584,350
Hostess Brands, Inc.*	367,300	5,303,812
Ingles Markets, Inc., Class A	79,900	2,487,287
Mannatech, Inc.	8,400	142,716
Natural Alternatives International, Inc.*	18,100	211,046
Natural Grocers by Vitamin Cottage, Inc.*	25,000	251,250
Nature’s Sunshine Products, Inc.*	15,000	139,350
Seneca Foods Corp., Class A*	40,100	1,115,983
SpartanNash Co.	120,946	1,411,440
United Natural Foods, Inc.*	78,300	702,351
Village Super Market, Inc., Class A	74,009	1,961,979
Weis Markets, Inc.	97,625	3,554,526

		23,624,221

Energy - 13.63%
Adams Resources & Energy, Inc.	23,100	791,868
Arch Coal, Inc., Class A	61,000	5,746,810
Archrock, Inc.	447,000	4,738,200
Ardmore Shipping Corp.*	172,688	1,407,407
Berry Petroleum Corp.	310,000	3,286,000
Bonanza Creek Energy, Inc.*	90,000	1,879,200
Callon Petroleum Co.*	401,000	2,642,590
Carrizo Oil & Gas, Inc.*	338,300	3,389,766
Clean Energy Fuels Corp.*	300,000	801,000
CONSOL Energy, Inc.*	93,400	2,485,374
Contango Oil & Gas Co.*	142,000	247,080
Contura Energy, Inc.*	55,800	2,896,020
Dawson Geophysical Co.*	45,600	114,000

8	Annual Report | June 30, 2019

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Delek US Holdings, Inc.	32,080	$1,299,882
Denbury Resources, Inc.*	980,000	1,215,200
DHT Holdings, Inc.	347,322	2,052,673
Diamond Offshore Drilling, Inc.*+	260,000	2,306,200
Dorian LPG, Ltd.*	130,500	1,177,110
Earthstone Energy, Inc., Class A*	187,000	1,144,440
Ensco Rowan PLC, Class A+	204,931	1,748,061
Era Group, Inc.*	144,800	1,207,632
Euronav NV	125,442	1,184,172
Exterran Corp.*	167,200	2,377,584
Extraction Oil & Gas, Inc.*+	640,400	2,772,932
Frontline, Ltd.*+	180,000	1,440,000
GasLog, Ltd.	314,300	4,525,920
Gran Tierra Energy, Inc.*	1,574,400	2,503,296
Green Plains, Inc.	140,200	1,511,356
Gulf Island Fabrication, Inc.*	15,000	106,500
Gulfport Energy Corp.*	617,000	3,029,470
Hallador Energy Co.	166,600	937,958
Helix Energy Solutions Group, Inc.*	670,500	5,786,415
HighPoint Resources Corp.*	800,546	1,456,994
Independence Contract Drilling, Inc.*	183,319	289,644
International Seaways, Inc.*	438	8,322
Keane Group, Inc.*	200,000	1,344,000
Lonestar Resources US, Inc., Class A*	109,250	250,182
Mammoth Energy Services, Inc.	251,400	1,729,632
Matador Resources Co.*	37,000	735,560
Matrix Service Co.*	62,500	1,266,250
McDermott International, Inc.*	250,131	2,416,265
Midstates Petroleum Co., Inc.*	94,300	555,427
Mitcham Industries, Inc.*	15,100	59,645
Montage Resources Corp.*	69,213	422,199
Nabors Industries, Ltd.	810,000	2,349,000
NACCO Industries, Inc., Class A	37,245	1,934,505
Natural Gas Services Group, Inc.*	68,800	1,135,200
Navigator Holdings, Ltd.*	200,000	1,872,000
Newpark Resources, Inc.*	245,000	1,817,900
Nine Energy Service, Inc.*	55,000	953,150
Noble Corp. PLC*	237,200	443,564
Northern Oil and Gas, Inc.*+	1,165,700	2,249,801

Industry Company	Shares	Value

Energy (continued)
Oil States International, Inc.*	121,000	$2,214,300
Overseas Shipholding Group, Inc., Class A*	455,916	857,122
Pacific Ethanol, Inc.*	86,900	66,478
Par Pacific Holdings, Inc.*	119,900	2,460,348
Penn Virginia Corp.*	56,000	1,718,080
Pioneer Energy Services Corp.*	143,100	36,190
ProPetro Holding Corp.*	170,000	3,519,000
QEP Resources, Inc.*	475,000	3,434,250
Ranger Energy Services, Inc.*	3,000	24,150
Renewable Energy Group, Inc.*	163,885	2,599,216
REX American Resources Corp.*	33,920	2,472,768
Ring Energy, Inc.*	50,000	162,500
SandRidge Energy, Inc.*	34,550	239,086
SEACOR Holdings, Inc.*	53,400	2,537,034
Select Energy Services, Inc., Class A*	175,000	2,031,750
SemGroup Corp., Class A	180,500	2,166,000
Ship Finance International, Ltd.	434,400	5,434,344
SilverBow Resources, Inc.*	15,000	207,750
SM Energy Co.	257,000	3,217,640
SRC Energy, Inc.*	608,500	3,018,160
Superior Energy Services, Inc.*	220,000	286,000
Teekay Corp.+	340,000	1,169,600
TransAtlantic Petroleum, Ltd.*	35,000	25,204
Unit Corp.*	260,725	2,317,845
VAALCO Energy, Inc.*	300,000	501,000

		134,757,171

Financials - 30.29%
1347 Property Insurance Holdings, Inc.*	24,300	120,285
1st Constitution Bancorp	3,000	55,410
1st Source Corp.	39,347	1,825,701
ACNB Corp.	3,000	118,710
A-Mark Precious Metals, Inc.*	5,000	65,250
American Equity Investment Life Holding Co.	850	23,086
American National Bankshares, Inc.	21,752	842,890
American River Bankshares	21,300	261,138
AmeriServ Financial, Inc.	138,000	572,700

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Argo Group International Holdings, Ltd.	71,884	$5,323,010
Arlington Asset Investment Corp., Class A	88,900	611,632
Atlantic Capital Bancshares, Inc.*	109,800	1,879,776
B. Riley Financial, Inc.	402	8,386
Banc of California, Inc.	179,500	2,507,615
Banco Latinoamericano de Comercio Exterior SA, Class E	117,000	2,437,110
Bancorp, Inc. (The)*	169,500	1,511,940
Bankwell Financial Group, Inc.	1,800	51,660
Banner Corp.	32,000	1,732,800
Bar Harbor Bankshares	61,966	1,647,676
BCB Bancorp, Inc.	60,400	836,540
Berkshire Hills Bancorp, Inc.	164,801	5,173,103
Blucora, Inc.*	15,002	455,611
Blue Capital Reinsurance Holdings, Ltd.+	12,173	80,220
Boston Private Financial Holdings, Inc.	200,000	2,414,000
Byline Bancorp, Inc.*	100,000	1,912,000
C&F Financial Corp.	10,500	573,405
Cadence BanCorp.	166,000	3,452,800
Camden National Corp.	30,100	1,380,687
Capital City Bank Group, Inc.	83,150	2,066,277
Capstar Financial Holdings, Inc.	29,000	439,350
CB Financial Services, Inc.	14,000	332,500
Central Pacific Financial Corp.	15,000	449,400
Central Valley Community Bancorp	50,000	1,073,500
Century Bancorp, Inc., Class A	15,200	1,336,080
Chemung Financial Corp.	13,500	652,590
Citizens Community Bancorp, Inc.	40,000	433,600
Citizens, Inc.*+	106,040	774,092
Civista Bancshares, Inc.	57,523	1,291,391
CNB Financial Corp.	73,800	2,084,112
Codorus Valley Bancorp, Inc.	15,355	353,165
Colony Bankcorp, Inc.	1,500	25,425
Community Bankers Trust Corp.	40,800	345,576
Community Financial Corp. (The)	12,500	421,625
Community Trust Bancorp, Inc.	20,000	845,800

Industry Company	Shares	Value

Financials (continued)
Community West Bancshares	2,000	$19,300
ConnectOne Bancorp, Inc.	105,200	2,383,832
Consumer Portfolio Services, Inc.*	191,650	728,270
County Bancorp, Inc.+	12,237	209,130
Cowen, Inc., Class A*	154,100	2,648,979
Crawford & Co., Class A	47,600	501,228
Crawford & Co., Class B	16,400	152,684
Customers Bancorp, Inc.*	81,700	1,715,700
Dime Community Bancshares, Inc.	97,900	1,859,121
DNB Financial Corp.	13,465	598,789
Donegal Group, Inc., Class A	99,000	1,511,730
Eagle Bancorp Montana, Inc.	29,000	481,400
Elevate Credit, Inc.*	5,600	23,072
EMC Insurance Group, Inc.	49,550	1,785,286
Emclaire Financial Corp.+	200	6,252
Employers Holdings, Inc.	114,900	4,856,823
Encore Capital Group, Inc.*	98,000	3,319,260
Enova International, Inc.*	152,807	3,522,201
Entegra Financial Corp.*	25,000	753,000
Enterprise Bancorp, Inc.	33,275	1,055,150
Equity Bancshares, Inc., Class A*	21,000	559,860
ESSA Bancorp, Inc.	33,100	504,775
Evans Bancorp, Inc.	12,808	483,246
EZCORP, Inc., Class A*	194,169	1,838,780
Farmers National Banc Corp.	150	2,224
FB Financial Corp.	75,000	2,745,000
FBL Financial Group, Inc., Class A	75,806	4,836,423
Federal Agricultural Mortgage Corp., Class C	34,000	2,470,440
FedNat Holding Co.	50,900	726,343
Fidelity Southern Corp.	76,123	2,357,529
Financial Institutions, Inc.	39,300	1,145,595
First BanCorp Puerto Rico	566,400	6,253,056
First Bancorp, Inc.	5,500	147,675
First Bank	82,000	962,680
First Busey Corp.	165,100	4,360,291
First Business Financial Services, Inc.	42,400	996,400
First Capital, Inc.	35	1,769
First Community Bankshares, Inc.	30,000	1,012,800
First Community Corp.	600	11,106
First Financial Corp.	37,000	1,485,920

10	Annual Report | June 30, 2019

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Financial Northwest, Inc.	35,182	$497,825
First Guaranty Bancshares, Inc.	5,499	114,654
First Internet Bancorp	14,500	312,330
First Northwest Bancorp	2,000	32,500
First United Corp.	14,876	293,206
First US Bancshares, Inc.	4,368	40,360
Flushing Financial Corp.	75,897	1,684,913
Franklin Financial Network, Inc.	40,000	1,114,400
FS Bancorp, Inc.	9,150	474,610
FS KKR Capital Corp.	470,000	2,801,200
FSB Bancorp, Inc.*	1,000	18,000
GAIN Capital Holdings, Inc.+	71,605	295,729
Global Indemnity, Ltd.	44,100	1,365,336
Great Southern Bancorp, Inc.	36,900	2,208,465
Great Western Bancorp, Inc.	78,000	2,786,160
Hallmark Financial Services, Inc.*	57,800	822,494
Hanmi Financial Corp.	75,000	1,670,250
Hawthorn Bancshares, Inc.	16,981	455,091
HCI Group, Inc.	13,000	526,110
Heartland Financial USA, Inc.	101,300	4,531,149
Hennessy Advisors, Inc.	4,000	38,800
Heritage Insurance Holdings, Inc.	90,000	1,386,900
Hilltop Holdings, Inc.	221,100	4,702,797
Hingham Institution for Savings	30	5,940
HMN Financial, Inc.*	23,800	499,800
Home Bancorp, Inc.	31,994	1,231,129
HomeStreet, Inc.*	112,200	3,325,608
HomeTrust Bancshares, Inc.	2,961	74,440
Hope Bancorp, Inc.	325,000	4,478,500
HopFed Bancorp, Inc.	18,100	343,357
Horace Mann Educators Corp.	107,000	4,311,030
Horizon Bancorp, Inc.	27,087	442,602
Howard Bancorp, Inc.*	96,000	1,456,320
Independence Holding Co.	15,050	582,736
INTL. FCStone, Inc.*	18,500	732,415
James River Group Holdings, Ltd.	110,600	5,187,140
Kingstone Cos., Inc.	16,100	139,265
Ladenburg Thalmann Financial Services, Inc.	354,000	1,214,220

Industry Company	Shares	Value

Financials (continued)
Lakeland Bancorp, Inc.	125,250	$2,022,788
Landmark Bancorp, Inc.	1,214	29,075
LCNB Corp.	18,000	342,000
Live Oak Bancshares, Inc.	63,600	1,090,740
Luther Burbank Corp.	188,000	2,047,320
Mackinac Financial Corp.	40,800	644,640
Manning & Napier, Inc.	209,000	365,750
Marlin Business Services Corp.	51,280	1,278,410
Mercantile Bank Corp.	2,200	71,676
Merchants Bancorp/IN	55,000	936,650
Meta Financial Group, Inc.	79,431	2,228,040
Metropolitan Bank Holding Corp.*	26,400	1,161,600
Mid Penn Bancorp, Inc.	12,300	306,885
Middlefield Banc Corp.+	17,000	697,000
Midland States Bancorp, Inc.	78,658	2,101,742
MidSouth Bancorp, Inc.+	27,562	326,610
MidWestOne Financial Group, Inc.	49,860	1,394,086
MMA Capital Holdings, Inc.*+	1,700	56,899
Mr Cooper Group, Inc.*	262,066	2,099,149
MutualFirst Financial, Inc.	18,900	643,356
MVB Financial Corp.	42,718	724,497
National Holdings Corp.*	2,000	5,420
National Security Group, Inc. (The)	200	2,400
National Western Life Group, Inc., Class A	12,714	3,267,498
Nelnet, Inc., Class A	31,800	1,883,196
Nicholas Financial, Inc.*+	43,400	407,960
Nicolet Bankshares, Inc.*	19,355	1,201,171
NMI Holdings, Inc., Class A*	65,700	1,865,223
Northeast Bank	37,500	1,034,250
Northrim BanCorp, Inc.	30,445	1,085,669
Northwest Bancshares, Inc.	236,000	4,155,960
Ocwen Financial Corp.*	645,000	1,335,150
OFG Bancorp	153,500	3,648,695
Old Point Financial Corp.	1,000	22,050
Old Second Bancorp, Inc.	79,750	1,018,408
On Deck Capital, Inc.*	495,200	2,055,080
Oppenheimer Holdings, Inc., Class A	49,093	1,336,311
Opus Bank	133,000	2,807,630
Orrstown Financial Services, Inc.	35,500	780,645
Ottawa Bancorp, Inc.	1,000	13,040
Pacific Mercantile Bancorp*	3,000	24,750

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Pacific Premier Bancorp, Inc.	55,800	$1,723,104
Parke Bancorp, Inc.	61,909	1,482,721
Pathfinder Bancorp, Inc.+	3,000	43,650
Patriot National Bancorp, Inc.	13,000	194,090
PB Bancorp, Inc.	15,500	183,675
Peapack Gladstone Financial Corp.	60,894	1,712,339
Penns Woods Bancorp, Inc.	2,023	91,541
PennyMac Financial Services, Inc.	103,900	2,304,502
Peoples Bancorp of North Carolina, Inc.	24,017	721,711
Peoples Bancorp, Inc.	43,400	1,400,084
Peoples Financial Services Corp.	22,900	1,030,271
People’s United Financial, Inc.	20,022	335,969
Piper Jaffray Cos	51,400	3,817,478
PRA Group, Inc.*	67,000	1,885,380
Premier Financial Bancorp, Inc.	79,650	1,194,750
Protective Insurance Corp., Class B+	75,300	1,307,961
Provident Financial Holdings, Inc.	51,000	1,070,490
Provident Financial Services, Inc.	118,900	2,883,325
Prudential Bancorp, Inc.	4,600	87,032
QCR Holdings, Inc.	16,500	575,355
Regional Management Corp.*	55,000	1,450,350
Reliant Bancorp, Inc.	45,000	1,063,350
Renasant Corp.	2,300	82,662
Republic Bancorp, Inc., Class A	66,142	3,290,564
Riverview Bancorp, Inc.	87,000	742,980
S&T Bancorp, Inc.	20,045	751,287
Safety Insurance Group, Inc.	2,356	224,126
Salisbury Bancorp, Inc.	2,183	85,137
Sandy Spring Bancorp, Inc.	93,500	3,261,280
SB Financial Group, Inc.	30,400	500,384
SB One Bancorp	5,000	111,750
Security National Financial Corp., Class A*	95,147	477,638
Severn Bancorp, Inc.	35,000	304,150
Shore Bancshares, Inc.	67,012	1,094,976
Sierra Bancorp	53,600	1,453,632
Sound Financial Bancorp, Inc.	1,000	34,150
Southern Missouri Bancorp, Inc.	5,000	174,150

Industry Company	Shares	Value

Financials (continued)
Southern National Bancorp of Virginia, Inc.	56,958	$872,027
Standard AVB Financial Corp.+	25,900	710,696
State Auto Financial Corp.	83,550	2,924,250
Stewardship Financial Corp.	1,000	15,460
Stewart Information Services Corp.	87,150	3,528,704
Summit Financial Group, Inc.	29,515	792,478
Territorial Bancorp, Inc.	21,200	655,080
TheStreet, Inc.	14,249	87,346
Timberland Bancorp, Inc.	39,000	1,165,320
Tiptree, Inc.	135,200	851,760
Towne Bank	1,642	44,794
TriState Capital Holdings, Inc.*	90,000	1,920,600
Triumph Bancorp, Inc.*	16,500	479,325
Two River Bancorp	36,205	519,904
United Bancshares, Inc.	1,000	20,170
United Community Financial Corp.	43,524	416,525
United Financial Bancorp, Inc.	195,400	2,770,772
United Fire Group, Inc.	78,800	3,818,648
United Insurance Holdings Corp.	84,700	1,207,822
Unity Bancorp, Inc.	8,000	181,600
Universal Insurance Holdings, Inc.	111,316	3,105,716
Univest Financial Corp.	74,979	1,968,949
Veritex Holdings, Inc.	52,930	1,373,534
Waddell & Reed Financial, Inc., Class A	247,000	4,117,490
Walker & Dunlop, Inc.	84,475	4,494,915
Waterstone Financial, Inc.	49,000	835,940
Wellesley Bank	1,000	32,610
WesBanco, Inc.	80,996	3,122,396
Western New England Bancorp, Inc.	165,000	1,541,100
World Acceptance Corp.*	26,100	4,283,271

		299,557,139

Health Care - 3.43%
Acorda Therapeutics, Inc.*	162,000	1,242,540
AMAG Pharmaceuticals, Inc.*	50,000	499,500
AngioDynamics, Inc.*	85,300	1,679,557
Assertio Therapeutics, Inc.*	137,200	473,340
Brookdale Senior Living, Inc.*	646,000	4,657,660

12	Annual Report | June 30, 2019

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Concert Pharmaceuticals, Inc.*	100,100	$1,201,200
Cross Country Healthcare, Inc.*	95,450	895,321
FONAR Corp.*	30,400	653,904
InfuSystem Holdings, Inc.*	71,100	305,730
Kewaunee Scientific Corp.	3,000	57,420
Magellan Health, Inc.*	71,300	5,292,599
Mallinckrodt PLC*+	409,000	3,754,620
National HealthCare Corp.	25,500	2,069,325
PDL BioPharma, Inc.*	591,000	1,855,740
Prestige Consumer Healthcare, Inc.*	161,800	5,125,824
Surgery Partners, Inc.*+	152,241	1,239,242
Triple-S Management Corp., Class B*	122,300	2,916,855

		33,920,377

Industrials - 16.14%
Acacia Research Corp.*	166,000	491,360
ACCO Brands Corp.	364,300	2,867,041
Aegion Corp.*	99,341	1,827,874
AeroCentury Corp.*	4,300	31,272
Air T, Inc.*	4,200	73,458
Aircastle, Ltd.	261,100	5,550,986
Alpha Pro Tech, Ltd.*	20,743	70,734
AMREP Corp.*	25,500	174,930
Apogee Enterprises, Inc.	84,300	3,661,992
ARC Document Solutions, Inc.*	50,000	102,000
ArcBest Corp.	104,500	2,937,495
Armstrong Flooring, Inc.*	62,100	611,685
Arotech Corp.*	94,300	187,657
Art’s-Way Manufacturing Co., Inc.*	15,000	30,300
Atkore International Group, Inc.*	85,000	2,198,950
Atlas Air Worldwide Holdings, Inc.*	63,800	2,848,032
BMC Stock Holdings, Inc.*	240,300	5,094,360
Briggs & Stratton Corp.	119,300	1,221,632
Caesarstone, Ltd.	110,600	1,662,318
CAI International, Inc.*	104,600	2,596,172
Chicago Rivet & Machine Co.	1,000	28,490
Civeo Corp.*	519,830	894,108
Commercial Vehicle Group, Inc.*	102,300	820,446
Costamare, Inc.	402,500	2,064,825
Covenant Transportation Group, Inc., Class A*	88,100	1,295,951
CRA International, Inc.	34,800	1,333,884

Industry Company	Shares	Value

Industrials (continued)
DLH Holdings Corp.*	83,500	$424,180
Ducommun, Inc.*	50,550	2,278,288
Eagle Bulk Shipping, Inc.*+	305,000	1,598,200
Eastern Co. (The)	18,401	515,596
Echo Global Logistics, Inc.*	90,000	1,878,300
Ecology and Environment, Inc., Class A	34,500	376,050
Ennis, Inc.	136,892	2,809,024
EnPro Industries, Inc.	64,800	4,136,832
Foundation Building Materials, Inc.*	105,200	1,870,456
FTI Consulting, Inc.*	68,500	5,743,040
Fuel Tech, Inc.*	115,000	161,000
Genco Shipping & Trading, Ltd.*	105,000	886,200
General Finance Corp.*	115,764	968,945
Goldfield Corp. (The)*	121,000	278,300
Great Lakes Dredge & Dock Corp.*	220,550	2,434,872
Greenbrier Cos, Inc. (The)	102,800	3,125,120
Griffon Corp.	42,000	710,640
Hawaiian Holdings, Inc.	133,000	3,648,190
HC2 Holdings, Inc.*+	100,600	237,416
Heidrick & Struggles International, Inc.	6,250	187,312
Herc Holdings, Inc.*	67,500	3,093,525
Hertz Global Holdings, Inc.*	207,000	3,303,720
Highpower International, Inc.*	55,923	237,114
Hub Group, Inc., Class A*	90,000	3,778,200
Hurco Cos., Inc.	27,857	990,595
Huron Consulting Group, Inc.*	17,800	896,764
Hyster-Yale Materials Handling, Inc.	5,000	276,300
ICF International, Inc.	26,229	1,909,471
IES Holdings, Inc.*	2,717	51,215
Kelly Services, Inc., Class A	102,800	2,692,332
LB Foster Co., Class A*	38,400	1,049,856
Limbach Holdings, Inc.*	14,800	134,680
LS Starrett Co. (The), Class A*	15,000	99,300
Marten Transport, Ltd.	162,561	2,950,482
Matson, Inc.	137,100	5,326,335
Matthews International Corp., Class A	100,000	3,485,000
Milacron Holdings Corp.*	210,000	2,898,000
Miller Industries, Inc.	7,300	224,475
MYR Group, Inc.*	50,000	1,867,500
Navigant Consulting, Inc.	202,028	4,685,029
NL Industries, Inc.*	5,000	18,250

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Northwest Pipe Co.*	21,800	$562,004
Orion Group Holdings, Inc.*	37,072	99,353
PAM Transportation Services, Inc.*	20,905	1,296,110
Pangaea Logistics Solutions, Ltd.+	2,000	6,700
Park-Ohio Holdings Corp.	51,000	1,662,090
Patriot Transportation Holding, Inc.*	7,500	127,275
Preformed Line Products Co.	6,535	362,823
Quad/Graphics, Inc.	138,800	1,097,908
Quanex Building Products Corp.	75,000	1,416,750
Rush Enterprises, Inc., Class A	139,600	5,098,192
Rush Enterprises, Inc., Class B	46,500	1,716,315
Safe Bulkers, Inc.*	340,200	530,712
Scorpio Bulkers, Inc.	265,000	1,219,000
Servotronics, Inc.	1,000	9,600
SkyWest, Inc.	30,291	1,837,755
Spartan Motors, Inc.	10,000	109,600
SPX FLOW, Inc.*	99,100	4,148,326
Steelcase, Inc., Class A	274,000	4,685,400
Sterling Construction Co., Inc.*	100,000	1,342,000
Textainer Group Holdings, Ltd.*	200,300	2,019,024
Titan Machinery, Inc.*	83,900	1,726,662
TrueBlue, Inc.*	102,350	2,257,841
Tutor Perini Corp.*	177,300	2,459,151
Ultralife Corp.*	22,400	178,080
USA Truck, Inc.*	23,800	240,618
Vectrus, Inc.*	38,000	1,541,280
Veritiv Corp.*	87,400	1,697,308
VSE Corp.	23,600	677,084
Wabash National Corp.	110,100	1,791,327
Willis Lease Finance Corp.*	48,400	2,822,688

		159,653,032

Information Technology - 7.66%
Alpha & Omega Semiconductor, Ltd.*	214,244	2,001,039
Amkor Technology, Inc.*	527,291	3,933,591
Amtech Systems, Inc.*	30,000	165,000
Avaya Holdings Corp.*	350,500	4,174,455
Aviat Networks, Inc.*	15,200	208,240
AXT, Inc.*	30,700	121,572

Industry Company	Shares	Value

Information Technology (continued)
Benchmark Electronics, Inc.	134,000	$3,366,080
BK Technologies Corp.	40,000	172,000
Cabot Microelectronics Corp.	1,980	217,958
Communications Systems, Inc.	12,500	37,625
Computer Task Group, Inc.*	73,862	296,187
Comtech Telecommunications Corp.	111,015	3,120,632
CSP, Inc.	5,150	78,537
Data I/O Corp.*	25,500	114,750
Diodes, Inc.*	138,899	5,051,757
Fabrinet*	30,000	1,490,100
Finjan Holdings, Inc.*	193,200	428,904
Ichor Holdings, Ltd.*	65,000	1,536,600
Innodata, Inc.*	68,000	61,200
Insight Enterprises, Inc.*	119,700	6,966,540
inTEST Corp.*	55,000	264,550
KEMET Corp.	63,750	1,199,138
Key Tronic Corp.*	47,500	236,550
Kimball Electronics, Inc.*	74,900	1,216,376
ManTech International Corp., Class A	28,800	1,896,480
Methode Electronics, Inc.	73,500	2,099,895
Mind CTI, Ltd.	200	446
NeoPhotonics Corp.*	160,000	668,800
Net 1 UEPS Technologies, Inc.*	152,900	611,600
NetSol Technologies, Inc.*	39,800	222,482
Network-1 Technologies, Inc.	70,000	175,000
Nortech Systems, Inc.*	1,500	5,685
PCM, Inc.*	40,569	1,421,538
PC-Tel, Inc.	72,650	321,840
Photronics, Inc.*	271,050	2,222,610
Presidio, Inc.	212,000	2,898,040
Rambus, Inc.*	140,000	1,685,600
Sanmina Corp.*	135,100	4,090,828
ScanSource, Inc.*	108,500	3,532,760
Steel Connect, Inc.*	170,600	310,492
SunPower Corp.*+	285,000	3,046,650
Sykes Enterprises, Inc.*	104,534	2,870,504
Synaptics, Inc.*	84,500	2,462,330
TiVo Corp.	282,000	2,078,340
Trio-Tech International*	21,800	62,784
TSR, Inc.*	1,000	4,550
TTM Technologies, Inc.*	520,153	5,305,561
Ultra Clean Holdings, Inc.*	73,700	1,025,904

14	Annual Report | June 30, 2019

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Wayside Technology Group, Inc.	16,400	$185,156
Westell Technologies, Inc., Class A*	66,100	124,268

		75,789,524

Materials - 5.28%
AdvanSix, Inc.*	90,000	2,198,700
Boise Cascade Co.	78,500	2,206,635
Carpenter Technology Corp.	37,100	1,780,058
Clearwater Paper Corp.*	50,000	924,500
Core Molding Technologies, Inc.*	17,000	126,990
Forterra, Inc.*+	200,000	994,000
Friedman Industries, Inc.	52,100	362,616
FutureFuel Corp.	102,800	1,201,732
Gulf Resources, Inc.*	81,200	79,576
Hecla Mining Co.	1,272,000	2,289,600
Intrepid Potash, Inc.*	318,500	1,070,160
Kaiser Aluminum Corp.	22,630	2,208,914
Kraton Corp.*	142,150	4,416,600
Kronos Worldwide, Inc.	180,000	2,757,600
LSB Industries, Inc.*	74,600	290,940
Materion Corp.	18,600	1,261,266
Mercer International, Inc.	276,250	4,273,588
PH Glatfelter Co.	159,400	2,690,672
Ramaco Resources, Inc.*	70,700	376,124
Rayonier Advanced Materials, Inc.	52,200	338,778
Resolute Forest Products, Inc.	512,000	3,686,400
Schnitzer Steel Industries, Inc., Class A	79,700	2,085,749
Schweitzer-Mauduit International, Inc.	56,000	1,858,080
SunCoke Energy, Inc.*	234,700	2,084,136
Trecora Resources*	25,602	245,011
Tredegar Corp.	101,700	1,690,254
Universal Stainless & Alloy Products, Inc.*	1,350	21,600
Verso Corp., Class A*	115,700	2,204,085
Warrior Met Coal, Inc.	250,000	6,530,000

		52,254,364

Industry Company	Shares	Value

Real Estate - 0.26%
Altisource Portfolio Solutions SA*	83,400	$1,639,644
Consolidated-Tomoka Land Co.	15,400	919,380

		2,559,024

TOTAL COMMON STOCKS - 99.06%		979,705,323

(Cost $935,281,042)

EXCHANGE TRADED FUND - 0.51%
iShares Russell 2000 Value ETF+	41,300	4,976,650

TOTAL EXCHANGE TRADED FUND - 0.51%		4,976,650

(Cost $4,438,399)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***	2,218	5,301

TOTAL PREFERRED STOCK - 0.00%		5,301

(Cost $4,613)

RIGHTS - 0.04%
Hertz Global Holdings, Inc., expiring 07/12/19*	207,000	403,650
Pan American Silver Corp., CVR, expiring 02/22/24*Δ	150,000	—
Newstar Financial, Inc., expiring 12/26/19*Δ	120,000	8,400

TOTAL RIGHTS - 0.04%		412,050

(Cost $120,846)

WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*	11,644	815
Eagle Bulk Shipping, Inc., expiring 10/15/21*	3,317	18

TOTAL WARRANTS - 0.00%		833

(Cost $106,728)

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	752	$752

TOTAL MONEY MARKET FUND - 0.00%			752

(Cost $752)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.77%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	27,405,876	27,405,876

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.77%			27,405,876

(Cost $27,405,876)

TOTAL INVESTMENTS - 102.38%			$1,012,506,785
(Cost $967,358,256)
Liabilities in Excess of Other Assets - (2.38%)			(23,491,439)

NET ASSETS - 100.00%			$989,015,346

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2019.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of June 30, 2019.
Δ	Security was fair valued using significant unobservable inputs (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2019. Total loaned securities had a value of $26,788,784, which included loaned securities with a value of $27,156 that have been sold and are pending settlement as of June 30, 2019. The total market value of loaned securities excluding these pending sales is $26,761,628.

CVR - Contingent Value Rights

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$150,658,158	$57,450	$—	$150,715,608
Information Technology	75,783,839	5,685	—	75,789,524
Other Industries (a)	753,200,191	—	—	753,200,191

Total Common Stocks	979,642,188	63,135	—	979,705,323
Exchange Traded Fund	4,976,650	—	—	4,976,650
Preferred Stock	5,301	—	—	5,301
Rights	403,650	—	8,400	412,050
Warrants	833	—	—	833
Money Market Fund	—	752	—	752
Investments Purchased with Cash Proceeds from Securities Lending	—	27,405,876	—	27,405,876

TOTAL	$985,028,622	$27,469,763	$8,400	$1,012,506,785

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

16	Annual Report | June 30, 2019

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights
Balance as of 6/30/2018	$36,000
Purchases	34,500
Return of Capital	(27,926)
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(34,174)
Transfers in	—
Transfers out	—

Balance as of 06/30/2019	$8,400

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2019	$(34,174)

See Notes to Financial Statements.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2019

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2019, our Fund returned -2.50%, underperforming our primary market benchmark, the Russell 2000 Value Index (+1.38%).

For the fiscal year, our Fund returned -16.49%, underperforming the Russell 2000 Value Index (-6.24%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2019

			Annualized
	Quarter	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	-2.50%	-16.49%	2.90%	7.82%
Russell 2000 Value Index	1.38%	-6.24%	5.39%	8.70%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

18	Annual Report | June 30, 2019

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to June 30, 2019

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2019, we held 616 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward smaller stocks in the small-cap value universe hurt relative results, as smaller stocks underperformed their larger counterparts during the quarter. The Fund’s tilt toward deeper value stocks across multiple value metrics also detracted from relative performance.

From a sector perspective, the Fund’s allocation effect was negative. By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. Lack of exposure to the Utilities sector detracted from relative performance, but avoiding REITs did not significantly impact results during the quarter.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward smaller stocks in the small-cap value universe detracted substantially from relative results during a year when smaller stocks dramatically underperformed their larger counterparts. Likewise, the Fund’s tilt toward deeper value stocks across multiple value metrics also hurt relative results.

From a sector perspective, the Fund’s allocation effect was negative. By design, the Fund does not hold REITs or Utilities stocks. Both positionings hurt relative performance.

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2019

Rank	Description	Industry	% of Net Assets
1	Iridium Communications, Inc.	Communication Services	1.0%
2	First BanCorp Puerto Rico	Financials	0.8%
3	Insight Enterprises, Inc.	Information Technology	0.7%
4	Warrior Met Coal, Inc.	Materials	0.7%
5	Arch Coal, Inc., Class A	Energy	0.7%
6	Diodes, Inc.	Information Technology	0.7%
7	FTI Consulting, Inc.	Industrials	0.7%
8	Horace Mann Educators Corp.	Financials	0.6%
9	Prestige Consumer Healthcare, Inc.	Health Care	0.6%
10	Argo Group International Holdings, Ltd.	Financials	0.6%
	Total		7.1%

Industry Sector Representation as of June 30, 2019

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	4.9%	2.9%	2.0%
Consumer Discretionary	14.8%	8.5%	6.3%
Consumer Staples	2.4%	2.4%	0.0%
Energy	13.4%	5.1%	8.3%
Financials	30.6%	29.4%	1.2%
Health Care	3.4%	4.1%	-0.7%
Industrials	16.4%	11.6%	4.8%
Information Technology	8.1%	11.9%	-3.8%
Materials	5.1%	4.2%	0.9%
Real Estate	0.3%	12.3%	-12.0%
Utilities	0.0%	7.6%	-7.6%
Cash & Other Assets	0.6%	0.0%	0.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

20	Annual Report | June 30, 2019

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.56%
Communication Services - 4.88%
A.H. Belo Corp., Class A	39,000	$143,910
Alaska Communications Systems Group, Inc.*	314,187	537,260
AMC Entertainment Holdings, Inc., Class A+	207,763	1,938,429
ATN International, Inc.	22,000	1,270,060
Cars.com, Inc.*	133,100	2,624,732
Consolidated Communications Holdings, Inc.	125,000	616,250
DHI Group, Inc.*	147,000	524,790
Emmis Communications Corp., Class A*	57,200	271,700
Entercom Communications Corp., Class A	318,030	1,844,574
Entravision Communications Corp., Class A	147,600	460,512
Eros International PLC*+	31,334	42,301
Gannett Co., Inc.	231,000	1,884,960
Gray Television, Inc.*	212,100	3,476,319
Iridium Communications, Inc.*	273,625	6,364,518
Marcus Corp. (The)	92,054	3,034,100
New Media Investment Group, Inc.	64,800	611,712
Saga Communications, Inc., Class A	11,100	346,764
Salem Media Group, Inc.	4,352	10,575
Scholastic Corp.	88,450	2,940,078
Townsquare Media, Inc., Class A	100,100	538,538
Tribune Publishing Co.	6,200	49,414
Urban One, Inc.*	90,000	176,400

		29,707,896

Consumer Discretionary - 14.78%
Abercrombie & Fitch Co., Class A	139,600	2,239,184
AMCON Distributing Co.	1,350	129,370
American Axle & Manufacturing Holdings, Inc.*	199,850	2,550,086
American Outdoor Brands Corp.*	144,000	1,297,440
American Public Education, Inc.*	27,700	819,366
Ark Restaurants Corp.	8,500	173,825
Ascena Retail Group, Inc.*	200,000	122,000
Barnes & Noble Education, Inc.*	178,760	600,634
Barnes & Noble, Inc.	158,100	1,057,689
Bassett Furniture Industries, Inc.	49,859	760,350

Industry Company	Shares	Value

Consumer Discretionary (continued)
BBX Capital Corp.	193,018	$947,718
Beazer Homes USA, Inc.*	85,000	816,850
Big Lots, Inc.	80,500	2,303,105
Build-A-Bear Workshop, Inc.*	35,000	195,650
Caleres, Inc.	80,000	1,593,600
Canterbury Park Holding Corp.	511	6,306
Carriage Services, Inc.	7,700	146,377
Carrols Restaurant Group, Inc.*	105,000	948,150
Cato Corp. (The), Class A	73,500	905,520
Century Casinos, Inc.*	79,200	768,240
Chico’s FAS, Inc.	216,200	728,594
China Automotive Systems, Inc.*	29,200	67,160
China XD Plastics Co., Ltd.*	48,400	101,640
Citi Trends, Inc.	31,020	453,512
Conn’s, Inc.*	84,000	1,496,880
Container Store Group, Inc. (The)*	139,150	1,018,578
Cooper Tire & Rubber Co.	114,650	3,617,208
Cooper-Standard Holdings, Inc.*	32,000	1,466,240
Crown Crafts, Inc.	13,050	61,335
CSS Industries, Inc.	8,658	42,251
Del Taco Restaurants, Inc.*	117,600	1,507,632
Delta Apparel, Inc.*	23,700	549,366
Designer Brands, Inc., Class A	40,000	766,800
Destination XL Group, Inc.*	147,000	258,720
Dillard’s, Inc., Class A+	43,500	2,709,180
El Pollo Loco Holdings, Inc.*	89,300	951,938
Escalade, Inc.	4,000	45,880
Ethan Allen Interiors, Inc.	58,100	1,223,586
Express, Inc.*	144,000	393,120
Fiesta Restaurant Group, Inc.*	40,000	525,600
Flanigan’s Enterprises, Inc.+	2,500	57,450
Flexsteel Industries, Inc.	2,000	34,120
Fossil Group, Inc.*	115,500	1,328,250
Full House Resorts, Inc.*	70,000	130,900
GameStop Corp., Class A+	140,000	765,800
Genesco, Inc.*	51,500	2,177,935
G-III Apparel Group, Ltd.*	53,600	1,576,912
Good Times Restaurants, Inc.*	4,300	7,568
Group 1 Automotive, Inc.	38,000	3,111,820
Hamilton Beach Brands Holding Co., Class A	3,500	66,675
Haverty Furniture Cos., Inc.	69,659	1,186,293

22	Annual Report | June 30, 2019

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Hibbett Sports, Inc.*	30,300	$551,460
Houghton Mifflin Harcourt Co.*	218,000	1,255,680
International Speedway Corp., Class A	84,760	3,804,876
J Alexander’s Holdings, Inc.*	45,250	508,158
J. Jill, Inc.+	257,500	512,425
JAKKS Pacific, Inc.*	75,000	52,500
K12, Inc.*	82,350	2,504,264
KB Home	134,700	3,465,831
Lakeland Industries, Inc.*	26,450	296,240
Lands’ End, Inc.*	79,300	969,046
Lifetime Brands, Inc.	74,199	701,923
Live Ventures, Inc.*	3,200	22,240
Luby’s, Inc.*	31,900	34,452
MarineMax, Inc.*	54,000	887,760
MDC Holdings, Inc.	41,904	1,373,613
Meritage Homes Corp.*	72,100	3,701,614
Modine Manufacturing Co.*	76,800	1,099,008
Movado Group, Inc.	61,600	1,663,200
Nautilus, Inc.*	76,000	167,960
Office Depot, Inc.	610,000	1,256,600
P&F Industries, Inc., Class A	492	4,093
Party City Holdco, Inc.*+	140,300	1,028,399
Peak Resorts, Inc.	98,600	468,350
Red Robin Gourmet Burgers, Inc.*	4,800	146,736
Rent-A-Center, Inc.*	83,200	2,215,616
Rocky Brands, Inc.	24,550	669,724
RTW RetailWinds, Inc.*	145,700	247,690
Sequential Brands Group, Inc.*	70,000	38,500
Shiloh Industries, Inc.*	35,900	174,833
Shoe Carnival, Inc.+	33,800	932,880
Signet Jewelers, Ltd.	25,000	447,000
Sonic Automotive, Inc., Class A	70,000	1,634,500
SORL Auto Parts, Inc.*+	74,129	257,228
Speedway Motorsports, Inc.	80,556	1,494,314
Sportsman’s Warehouse Holdings, Inc.*	59,400	224,532
Stage Stores, Inc.	42,100	32,417
Strattec Security Corp.	17,300	416,930
Tandy Leather Factory, Inc.*	2,000	11,000
Tilly’s, Inc., Class A	79,800	608,874
Tower International, Inc.	46,000	897,000
TravelCenters of America, LLC*	143,650	520,013
TRI Pointe Group, Inc.*	65,000	778,050
Tuesday Morning Corp.*	74,000	125,060
Unifi, Inc.*	10,800	196,236
Unique Fabricating, Inc.	15,000	40,650

Industry Company	Shares	Value

Consumer Discretionary (continued)
Vera Bradley, Inc.*	75,500	$906,000
Vista Outdoor, Inc.*	48,000	426,240
Vitamin Shoppe, Inc.*	113,400	446,796
VOXX International Corp.*	22,164	92,202
William Lyon Homes, Class A*	59,497	1,084,630
ZAGG, Inc.*	50,000	348,000
Zumiez, Inc.*	50,900	1,328,490

		89,882,236

Consumer Staples - 2.42%
Alico, Inc.	16,600	503,644
Andersons, Inc. (The)	82,216	2,239,564
Coffee Holding Co., Inc.*	10,000	40,900
Edgewell Personal Care Co.*	64,000	1,724,800
Hostess Brands, Inc.*	230,000	3,321,200
Ingles Markets, Inc., Class A	50,950	1,586,074
Mannatech, Inc.	25,700	436,643
Natural Alternatives International, Inc.*	16,800	195,888
Natural Grocers by Vitamin Cottage, Inc.*	25,000	251,250
Nature’s Sunshine Products, Inc.*	11,000	102,190
Seneca Foods Corp., Class A*	23,150	644,264
SpartanNash Co.	56,182	655,644
Village Super Market, Inc., Class A	39,900	1,057,749
Weis Markets, Inc.	54,100	1,969,781

		14,729,591

Energy - 13.44%
Adams Resources & Energy, Inc.	10,600	363,368
Arch Coal, Inc., Class A	44,400	4,182,924
Archrock, Inc.	299,500	3,174,700
Ardmore Shipping Corp.*	30,000	244,500
Berry Petroleum Corp.	192,000	2,035,200
Bonanza Creek Energy, Inc.*	56,800	1,185,984
Callon Petroleum Co.*	236,300	1,557,217
Carrizo Oil & Gas, Inc.*	105,000	1,052,100
CONSOL Energy, Inc.*	77,500	2,062,275
Contango Oil & Gas Co.*	195,000	339,300
Contura Energy, Inc.*	36,700	1,904,730
Dawson Geophysical Co.*	28,000	70,000
Denbury Resources, Inc.*	1,638,000	2,031,120
DHT Holdings, Inc.	291,800	1,724,538
Diamond Offshore Drilling, Inc.*+	259,700	2,303,539
Dorian LPG, Ltd.*	104,029	938,342

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Earthstone Energy, Inc., Class A*	90,000	$550,800
Era Group, Inc.*	93,800	782,292
Euronav NV	5,253	49,588
Extraction Oil & Gas, Inc.*+	101,400	439,062
Frontline, Ltd.*+	175,000	1,400,000
GasLog, Ltd.	198,137	2,853,173
Gran Tierra Energy, Inc.*	677,500	1,077,225
Green Plains, Inc.	101,950	1,099,021
Gulf Island Fabrication, Inc.*	15,000	106,500
Gulfport Energy Corp.*	200,000	982,000
Hallador Energy Co.	42,600	239,838
Helix Energy Solutions Group, Inc.*	400,500	3,456,315
Independence Contract Drilling, Inc.*	115,281	182,144
International Seaways, Inc.*	399	7,581
Keane Group, Inc.*	120,000	806,400
Lonestar Resources US, Inc., Class A*	67,450	154,460
Matrix Service Co.*	43,000	871,180
McDermott International, Inc.*+	215,001	2,076,910
Midstates Petroleum Co., Inc.*	30,000	176,700
Mitcham Industries, Inc.*	5,000	19,750
Montage Resources Corp.*	25,053	152,823
Nabors Industries, Ltd.	240,000	696,000
NACCO Industries, Inc., Class A	31,450	1,633,513
Natural Gas Services Group, Inc.*	58,888	971,652
Navigator Holdings, Ltd.*	50,000	468,000
Newpark Resources, Inc.*	40,000	296,800
Nine Energy Service, Inc.*	57,700	999,941
Noble Corp. PLC*	901,800	1,686,366
Northern Oil and Gas, Inc.*	300,000	579,000
Oil States International, Inc.*	78,000	1,427,400
Overseas Shipholding Group, Inc., Class A*	253,300	476,204
Par Pacific Holdings, Inc.*	110,300	2,263,356
Penn Virginia Corp.*	36,000	1,104,480
Pioneer Energy Services Corp.*	175,000	44,258
ProPetro Holding Corp.*	118,500	2,452,950
QEP Resources, Inc.*	307,000	2,219,610
Ranger Energy Services, Inc.*	18,000	144,900
Renewable Energy Group, Inc.*	236,319	3,748,019
REX American Resources Corp.*	25,250	1,840,725

Industry Company	Shares	Value

Energy (continued)
Ring Energy, Inc.*	28,300	$91,975
SandRidge Energy, Inc.*	35,550	246,006
SEACOR Holdings, Inc.*	40,200	1,909,902
SEACOR Marine Holdings, Inc.*	11,063	165,502
Select Energy Services, Inc., Class A*	95,000	1,102,950
SemGroup Corp., Class A	254,000	3,048,000
Ship Finance International, Ltd.	275,500	3,446,505
SilverBow Resources, Inc.*	65,500	907,175
SM Energy Co.	22,000	275,440
Smart Sand, Inc.*+	40,000	97,600
SRC Energy, Inc.*	397,000	1,969,120
Teekay Corp.+	145,000	498,800
TransAtlantic Petroleum, Ltd.*	70,000	50,407
Unit Corp.*	50,025	444,722
US Silica Holdings, Inc.+	119,500	1,528,405
VAALCO Energy, Inc.*	155,000	258,850

		81,748,132

Financials - 30.66%
1347 Property Insurance Holdings, Inc.*	17,500	86,625
1st Constitution Bancorp	5,250	96,968
1st Source Corp.	11,320	525,248
ACNB Corp.	2,600	102,882
A-Mark Precious Metals, Inc.*	1,500	19,575
American National Bankshares, Inc.	4,565	176,894
American River Bankshares	20,744	254,321
AmeriServ Financial, Inc.	66,000	273,900
Argo Group International Holdings, Ltd.	51,394	3,805,726
Arlington Asset Investment Corp., Class A+	72,600	499,488
Atlantic Capital Bancshares, Inc.*	52,933	906,213
Banc of California, Inc.	98,000	1,369,060
Banco Latinoamericano de Comercio Exterior SA, Class E	52,000	1,083,160
Bancorp, Inc. (The)*	151,800	1,354,056
Bank of Princeton (The)	12,500	375,000
BankFinancial Corp.	3,000	41,970
Bankwell Financial Group, Inc.	1,500	43,050
Banner Corp.	20,000	1,083,000
Bar Harbor Bankshares	20,241	538,208
BCB Bancorp, Inc.	26,300	364,255

24	Annual Report | June 30, 2019

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Berkshire Hills Bancorp, Inc.	98,610	$3,095,368
Blue Capital Reinsurance Holdings, Ltd.+	11,127	73,327
Boston Private Financial Holdings, Inc.	130,000	1,569,100
Byline Bancorp, Inc.*	65,000	1,242,800
C&F Financial Corp.	7,400	404,114
Cadence BanCorp.	60,000	1,248,000
Camden National Corp.	33,779	1,549,443
Capital City Bank Group, Inc.	55,750	1,385,388
Capstar Financial Holdings, Inc.	29,900	452,985
CB Financial Services, Inc.	13,500	320,625
Central Pacific Financial Corp.	6,496	194,620
Central Valley Community Bancorp	51,000	1,094,970
Century Bancorp, Inc., Class A	6,800	597,720
Chemung Financial Corp.	12,293	594,244
Citizens Community Bancorp, Inc.	32,000	346,880
Citizens, Inc.*+	17,200	125,560
Civista Bancshares, Inc.	31,921	716,626
CNB Financial Corp.	60,800	1,716,992
Codorus Valley Bancorp, Inc.	12,354	284,142
Colony Bankcorp, Inc.	1,500	25,425
Community Bankers Trust Corp.	48,000	406,560
Community Financial Corp. (The)	3,840	129,523
Community West Bancshares	1,000	9,650
ConnectOne Bancorp, Inc.	58,000	1,314,280
Consumer Portfolio Services, Inc.*	97,000	368,600
County Bancorp, Inc.+	8,700	148,683
Cowen, Inc., Class A*	104,700	1,799,793
Crawford & Co., Class A+	44,000	463,320
Crawford & Co., Class B	40,000	372,400
Customers Bancorp, Inc.*	34,500	724,500
Dime Community Bancshares, Inc.	67,000	1,272,330
DNB Financial Corp.	12,000	533,640
Donegal Group, Inc., Class A	74,100	1,131,507
Eagle Bancorp Montana, Inc.	19,000	315,400
Elevate Credit, Inc.*	20,000	82,400
EMC Insurance Group, Inc.	44,025	1,586,221

Industry Company	Shares	Value

Financials (continued)
Emclaire Financial Corp.+	200	$6,252
Employers Holdings, Inc.	75,900	3,208,293
Encore Capital Group, Inc.*+	64,700	2,191,389
Enova International, Inc.*	92,400	2,129,820
Entegra Financial Corp.*	23,600	710,832
Enterprise Bancorp, Inc.	27,475	871,232
Equity Bancshares, Inc., Class A*	9,500	253,270
ESSA Bancorp, Inc.	35,000	533,750
Evans Bancorp, Inc.	7,000	264,110
EZCORP, Inc., Class A*	150,100	1,421,447
Farmers National Banc Corp.	150	2,224
FB Financial Corp.	48,000	1,756,800
FBL Financial Group, Inc., Class A	51,166	3,264,391
Federal Agricultural Mortgage Corp., Class C	22,200	1,613,052
FedNat Holding Co.	27,500	392,425
Fidelity Southern Corp.	61,400	1,901,558
Financial Institutions, Inc.	40,300	1,174,745
First BanCorp Puerto Rico	450,000	4,968,000
First Bancorp, Inc.	15,880	426,378
First Bank	41,622	488,642
First Busey Corp.	112,593	2,973,581
First Business Financial Services, Inc.	19,100	448,850
First Capital, Inc.	500	25,270
First Community Bankshares, Inc.	11,000	371,360
First Financial Corp.	27,520	1,105,203
First Financial Northwest, Inc.	26,400	373,560
First Guaranty Bancshares, Inc.	5,499	114,654
First Internet Bancorp	13,800	297,252
First Northwest Bancorp	16,590	269,588
First United Corp.	12,225	240,955
First US Bancshares, Inc.	5,000	46,200
Flushing Financial Corp.	45,041	999,910
FNCB Bancorp, Inc.+	5,000	38,700
Franklin Financial Network, Inc.	18,000	501,480
FS Bancorp, Inc.	7,850	407,180
GAIN Capital Holdings, Inc.+	39,900	164,787
German American Bancorp, Inc.	750	22,590
Global Indemnity, Ltd.	24,443	756,755

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Great Southern Bancorp, Inc.	31,006	$1,855,709
Hallmark Financial Services, Inc.*	50,158	713,748
Hanmi Financial Corp.	42,400	944,248
Hawthorn Bancshares, Inc.	12,979	347,837
Heartland Financial USA, Inc.	66,950	2,994,674
Hennessy Advisors, Inc.	2,000	19,400
Heritage Insurance Holdings, Inc.	38,200	588,662
Hilltop Holdings, Inc.	156,600	3,330,882
HMN Financial, Inc.*	1,000	21,000
Home Bancorp, Inc.	15,597	600,173
HomeStreet, Inc.*	64,900	1,923,636
Hope Bancorp, Inc.	135,000	1,860,300
HopFed Bancorp, Inc.	23,500	445,795
Horace Mann Educators Corp.	94,950	3,825,536
Horizon Bancorp, Inc.	53,542	874,876
Howard Bancorp, Inc.*	53,100	805,527
Independence Holding Co.	14,950	578,864
James River Group Holdings, Ltd.	79,100	3,709,790
Kingstone Cos., Inc.	21,700	187,705
Ladenburg Thalmann Financial Services, Inc.	276,100	947,023
Lakeland Bancorp, Inc.	70,040	1,131,146
Landmark Bancorp, Inc.	2,430	58,198
LCNB Corp.	27,700	526,300
Limestone Bancorp, Inc.*	1,000	15,250
Luther Burbank Corp.	139,600	1,520,244
Mackinac Financial Corp.+	13,400	211,720
Manning & Napier, Inc.	131,000	229,250
Marlin Business Services Corp.	28,875	719,854
Mercantile Bank Corp.	2,000	65,160
Merchants Bancorp/IN	51,300	873,639
Meta Financial Group, Inc.	60,234	1,689,564
Metropolitan Bank Holding Corp.*	15,100	664,400
Mid Penn Bancorp, Inc.	11,200	279,440
Middlefield Banc Corp.+	2,000	82,000
Midland States Bancorp, Inc.	45,117	1,205,526
MidSouth Bancorp, Inc.+	41,000	485,850
MidWestOne Financial Group, Inc.	48,300	1,350,468
MMA Capital Holdings, Inc.*+	1,500	50,205
Mr Cooper Group, Inc.*	141,703	1,135,041

Industry Company	Shares	Value

Financials (continued)
MutualFirst Financial, Inc.	700	$23,828
MVB Financial Corp.	40,300	683,488
National Bankshares, Inc.	1,000	38,930
National Holdings Corp.*	2,000	5,420
National Security Group, Inc. (The)+	200	2,400
National Western Life Group, Inc., Class A	7,350	1,888,950
Nelnet, Inc., Class A	16,900	1,000,818
Nicholas Financial, Inc.*+	19,400	182,360
Nicolet Bankshares, Inc.*	16,900	1,048,814
Northeast Bank	22,300	615,034
Northrim BanCorp, Inc.	24,073	858,443
Northwest Bancshares, Inc.	115,000	2,025,150
Ocwen Financial Corp.*	71,400	147,798
OFG Bancorp	118,800	2,823,876
On Deck Capital, Inc.*	310,700	1,289,405
Oppenheimer Holdings, Inc., Class A	27,519	749,067
Opus Bank	75,000	1,583,250
Orrstown Financial Services, Inc.	28,000	615,720
Parke Bancorp, Inc.	17,327	414,982
Patriot National Bancorp, Inc.	11,000	164,230
PB Bancorp, Inc.	14,500	171,825
Peapack Gladstone Financial Corp.	34,968	983,300
Penns Woods Bancorp, Inc.	1,000	45,250
PennyMac Financial Services, Inc.	30,000	665,400
Peoples Bancorp of North Carolina, Inc.	27,380	822,769
Peoples Bancorp, Inc.	39,550	1,275,883
Peoples Financial Services Corp.+	17,600	791,824
People’s United Financial, Inc.	8,000	134,240
Piper Jaffray Cos	30,100	2,235,527
Premier Financial Bancorp, Inc.	50,240	753,600
Protective Insurance Corp., Class B	43,700	759,069
Provident Financial Holdings, Inc.	53,710	1,127,373
Provident Financial Services, Inc.	82,500	2,000,625
Prudential Bancorp, Inc.	2,457	46,486
QCR Holdings, Inc.	3,000	104,610
Regional Management Corp.*	52,100	1,373,877

26	Annual Report | June 30, 2019

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Reliant Bancorp, Inc.	31,000	$732,530
Republic Bancorp, Inc., Class A	37,700	1,875,575
Riverview Bancorp, Inc.	66,478	567,722
Safety Insurance Group, Inc.	7,149	680,084
Salisbury Bancorp, Inc.	1,183	46,137
Sandy Spring Bancorp, Inc.	58,300	2,033,504
SB Financial Group, Inc.	30,952	509,470
SB One Bancorp	5,000	111,750
Security National Financial Corp., Class A*	15,827	79,452
Severn Bancorp, Inc.+	30,000	260,700
Shore Bancshares, Inc.	60,400	986,936
Sierra Bancorp	15,939	432,266
Sound Financial Bancorp, Inc.+	1,000	34,150
Southern Missouri Bancorp, Inc.	1,300	45,279
Southern National Bancorp of Virginia, Inc.	57,500	880,325
State Auto Financial Corp.	81,836	2,864,260
Stewart Information Services Corp.	22,750	921,148
Summit Financial Group, Inc.	25,100	673,935
Summit State Bank	6,250	68,750
Territorial Bancorp, Inc.	21,900	676,710
TheStreet, Inc.	7,000	42,910
Tiptree, Inc.	94,200	593,460
Towne Bank	743	20,269
TriState Capital Holdings, Inc.*	15,000	320,100
Triumph Bancorp, Inc.*	5,000	145,250
Two River Bancorp	36,015	517,175
United Community Financial Corp.	10,163	97,260
United Financial Bancorp, Inc.	118,100	1,674,658
United Fire Group, Inc.	50,200	2,432,692
United Insurance Holdings Corp.	43,400	618,884
Unity Bancorp, Inc.	3,500	79,450
Universal Insurance Holdings, Inc.	71,495	1,994,710
Univest Financial Corp.	45,000	1,181,700
Veritex Holdings, Inc.	79,000	2,050,050
Waddell & Reed Financial, Inc., Class A	187,800	3,130,626
Walker & Dunlop, Inc.	67,275	3,579,703
Waterstone Financial, Inc.	43,900	748,934
Wellesley Bank+	1,000	32,610

Industry Company	Shares	Value

Financials (continued)
WesBanco, Inc.	23,200	$894,360
Westbury Bancorp, Inc.*	2,750	69,025
Western New England Bancorp, Inc.	100,000	934,000
World Acceptance Corp.*	22,500	3,692,475
WSFS Financial Corp.	35,191	1,453,388

		186,539,853

Health Care - 3.38%
Acorda Therapeutics, Inc.*	35,000	268,450
AMAG Pharmaceuticals, Inc.*	100,000	999,000
AngioDynamics, Inc.*	47,000	925,430
Assertio Therapeutics, Inc.*	92,200	318,090
Brookdale Senior Living, Inc.*	410,500	2,959,705
Concert Pharmaceuticals, Inc.*	45,000	540,000
Cross Country Healthcare, Inc.*	46,050	431,949
Electromed, Inc.*	10,000	54,500
FONAR Corp.*	23,400	503,334
InfuSystem Holdings, Inc.*	118,378	509,025
Kewaunee Scientific Corp.	2,500	47,850
Magellan Health, Inc.*	39,500	2,932,085
Mallinckrodt PLC*+	119,900	1,100,682
National HealthCare Corp.	22,982	1,864,989
PDL BioPharma, Inc.*	380,800	1,195,712
Prestige Consumer Healthcare, Inc.*	120,600	3,820,608
Surgery Partners, Inc.*	95,000	773,300
Triple-S Management Corp., Class B*	56,100	1,337,985

		20,582,694

Industrials - 16.39%
Acacia Research Corp.*	101,500	300,440
ACCO Brands Corp.	239,800	1,887,226
Aegion Corp.*	72,100	1,326,640
AeroCentury Corp.*	4,300	31,272
Air T, Inc.*	10,050	175,774
Aircastle, Ltd.	170,900	3,633,334
Alpha Pro Tech, Ltd.*	30,500	104,005
AMREP Corp.*	8,100	55,566
Apogee Enterprises, Inc.	27,600	1,198,944
ARC Document Solutions, Inc.*	224,600	458,184
ArcBest Corp.	50,400	1,416,744
Armstrong Flooring, Inc.*	65,000	640,250
Arotech Corp.*	35,596	70,836

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Art’s-Way Manufacturing Co., Inc.*	15,000	$30,300
Atkore International Group, Inc.*	75,000	1,940,250
Atlas Air Worldwide Holdings, Inc.*	54,800	2,446,272
BMC Stock Holdings, Inc.*	158,800	3,366,560
Briggs & Stratton Corp.	60,700	621,568
Caesarstone, Ltd.	31,000	465,930
CAI International, Inc.*	64,500	1,600,890
Chicago Rivet & Machine Co.	1,000	28,490
Civeo Corp.*	113,700	195,564
Commercial Vehicle Group, Inc.*	73,600	590,272
Costamare, Inc.	255,000	1,308,150
Covenant Transportation Group, Inc., Class A*	42,550	625,910
CRA International, Inc.	22,000	843,260
DLH Holdings Corp.*	52,500	266,700
Ducommun, Inc.*	34,300	1,545,901
Eagle Bulk Shipping, Inc.*	230,000	1,205,200
Eastern Co. (The)	20,104	563,314
Echo Global Logistics, Inc.*	60,000	1,252,200
Ecology and Environment, Inc., Class A	18,536	202,042
Ennis, Inc.	124,265	2,549,918
EnPro Industries, Inc.	42,600	2,719,584
Foundation Building Materials, Inc.*	59,800	1,063,244
FTI Consulting, Inc.*	47,500	3,982,400
Genco Shipping & Trading, Ltd.*	95,000	801,800
General Finance Corp.*	50,000	418,500
Goldfield Corp. (The)*	114,000	262,200
Great Lakes Dredge & Dock Corp.*	144,800	1,598,592
Greenbrier Cos, Inc. (The)	34,100	1,036,640
Hawaiian Holdings, Inc.	62,300	1,708,889
Herc Holdings, Inc.*	55,000	2,520,650
Hertz Global Holdings, Inc.*	103,400	1,650,264
Highpower International, Inc.*	25,922	109,909
Hub Group, Inc., Class A*	60,700	2,548,186
Hurco Cos., Inc.	17,615	626,389
IES Holdings, Inc.*	3,600	67,860
Innovative Solutions & Support, Inc.*	23,300	118,830
Kelly Services, Inc., Class A	78,400	2,053,296
LB Foster Co., Class A*	32,500	888,550

Industry Company	Shares	Value

Industrials (continued)
Limbach Holdings, Inc.*	25,000	$227,500
LS Starrett Co. (The), Class A*	9,400	62,228
Marten Transport, Ltd.	100,776	1,829,084
Matson, Inc.	90,590	3,519,422
Matthews International Corp., Class A	58,500	2,038,725
Milacron Holdings Corp.*	135,000	1,863,000
Miller Industries, Inc.	22,700	698,025
MYR Group, Inc.*	40,000	1,494,000
Navigant Consulting, Inc.	125,900	2,919,621
NL Industries, Inc.*	5,000	18,250
Northwest Pipe Co.*	20,100	518,178
Orion Group Holdings, Inc.*	52,672	141,161
PAM Transportation Services, Inc.*	16,000	992,000
Pangaea Logistics Solutions, Ltd.+	4,800	16,080
Park-Ohio Holdings Corp.	24,000	782,160
Patriot Transportation Holding, Inc.*	7,500	127,275
Powell Industries, Inc.	20,400	775,200
Preformed Line Products Co.	4,600	255,392
Quad/Graphics, Inc.+	87,600	692,916
Quanex Building Products Corp.	70,000	1,322,300
Rush Enterprises, Inc., Class A	48,600	1,774,872
Rush Enterprises, Inc., Class B	34,700	1,280,777
Safe Bulkers, Inc.*	197,100	307,476
Scorpio Bulkers, Inc.	108,700	500,020
Servotronics, Inc.	1,000	9,600
SkyWest, Inc.	25,200	1,528,884
Spartan Motors, Inc.	10,000	109,600
SPX FLOW, Inc.*	74,700	3,126,942
Steelcase, Inc., Class A	202,600	3,464,460
Sterling Construction Co., Inc.*	15,800	212,036
Textainer Group Holdings, Ltd.*	80,500	811,440
Titan Machinery, Inc.*	47,800	983,724
TrueBlue, Inc.*	44,250	976,155
Tutor Perini Corp.*	96,200	1,334,294
USA Truck, Inc.*	17,700	178,947
Vectrus, Inc.*	11,900	482,664
Veritiv Corp.*	14,633	284,173
VSE Corp.	25,560	733,316

28	Annual Report | June 30, 2019

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Wabash National Corp.	87,000	$1,415,490
Willis Lease Finance Corp.*	47,634	2,778,015

		99,709,091

Information Technology - 8.14%
Alpha & Omega
Semiconductor, Ltd.*	61,905	578,193
Amkor Technology, Inc.*	408,000	3,043,680
Applied Optoelectronics, Inc.*+	27,800	285,784
Avaya Holdings Corp.*	169,300	2,016,363
Aviat Networks, Inc.*	13,800	189,060
Bel Fuse, Inc., Class B	33,300	571,761
Benchmark Electronics, Inc.	94,300	2,368,816
BK Technologies Corp.	35,000	150,500
Communications Systems, Inc.	5,800	17,458
Computer Task Group, Inc.*	81,000	324,810
Comtech Telecommunications Corp.	61,785	1,736,776
CSP, Inc.	5,150	78,538
Diodes, Inc.*	112,600	4,095,262
Finjan Holdings, Inc.*	88,700	196,914
GSE Systems, Inc.*	22,500	52,650
Ichor Holdings, Ltd.*	40,500	957,420
Innodata, Inc.*	43,000	38,700
Insight Enterprises, Inc.*	74,600	4,341,720
inTEST Corp.*	54,500	262,145
KEMET Corp.	126,750	2,384,168
Key Tronic Corp.*	18,600	92,628
Kimball Electronics, Inc.*	59,100	959,784
KVH Industries, Inc.*	13,600	147,832
Mind CTI, Ltd.	500	1,115
NeoPhotonics Corp.*	71,000	296,780
Net 1 UEPS Technologies, Inc.*	51,400	205,600
NetSol Technologies, Inc.*	15,700	87,763
Network-1 Technologies, Inc.	50,000	125,000
Nortech Systems, Inc.*	1,500	5,685
PCM, Inc.*	35,500	1,243,920
PC-Tel, Inc.	37,950	168,118
Perceptron, Inc.*	13,500	60,075
Photronics, Inc.*	171,470	1,406,054
Presidio, Inc.	167,300	2,286,991
Rambus, Inc.*	110,000	1,324,400
RF Industries, Ltd.	35,000	295,400
Sanmina Corp.*	90,900	2,752,452
ScanSource, Inc.*	64,500	2,100,120
Steel Connect, Inc.*	135,000	245,700
Stratasys, Ltd.*	80,000	2,349,600

Industry Company	Shares	Value

Information Technology (continued)
SunPower Corp.*+	268,900	$2,874,541
Sykes Enterprises, Inc.*	92,750	2,546,915
Synaptics, Inc.*	20,000	582,800
TiVo Corp.	136,400	1,005,268
Trio-Tech International*	13,000	37,440
TSR, Inc.*	1,385	6,302
TTM Technologies, Inc.*	219,402	2,237,900
Ultra Clean Holdings, Inc.*	7,000	97,440
Wayside Technology Group, Inc.	15,700	177,253
Westell Technologies, Inc., Class A*	59,900	112,612

		49,524,206

Materials - 5.13%
AdvanSix, Inc.*	58,900	1,438,927
American Vanguard Corp.	4,800	73,968
Boise Cascade Co.	68,400	1,922,724
Clearwater Paper Corp.*	46,000	850,540
Forterra, Inc.*+	170,000	844,900
Friedman Industries, Inc.	32,900	228,984
FutureFuel Corp.	79,500	929,355
Gulf Resources, Inc.*	18,150	17,787
Hecla Mining Co.	749,000	1,348,200
Intrepid Potash, Inc.*	185,000	621,600
Kraton Corp.*	110,477	3,432,520
Kronos Worldwide, Inc.	35,000	536,200
LSB Industries, Inc.*	103,500	403,650
Materion Corp.	21,400	1,451,134
Mercer International, Inc.	164,850	2,550,230
PH Glatfelter Co.	50,000	844,000
Rayonier Advanced Materials, Inc.	180,500	1,171,445
Resolute Forest Products, Inc.	202,500	1,458,000
Schnitzer Steel Industries, Inc., Class A	77,600	2,030,792
SunCoke Energy, Inc.*	181,200	1,609,056
Synalloy Corp.	2,200	34,364
Trecora Resources*	18,600	178,002
Tredegar Corp.	77,600	1,289,712
Universal Stainless & Alloy Products, Inc.*	1,350	21,600
Verso Corp., Class A*	85,301	1,624,984
Warrior Met Coal, Inc.	163,000	4,257,560

		31,170,234

Real Estate - 0.34%
Altisource Portfolio Solutions SA*	72,000	1,415,520

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Real Estate (continued)
Consolidated-Tomoka Land Co.	11,000	$656,700
Forestar Group, Inc.*	1	20

		2,072,240

TOTAL COMMON STOCKS - 99.56%		605,666,173

(Cost $551,611,745)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	5,307	12,684

TOTAL PREFERRED STOCK - 0.00%		12,684

(Cost $11,039)

RIGHTS - 0.03%
Hertz Global Holdings, Inc., expiring 07/12/19*	103,400	201,630
Newstar Financial, Inc., expiring 12/26/19*Δ	105,100	7,357

TOTAL RIGHTS - 0.03%		208,987

(Cost $75,625)

WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*	27,864	1,950
Eagle Bulk Shipping, Inc., expiring 10/15/21*	8,501	47

TOTAL WARRANTS - 0.00%		1,997

(Cost $73,557)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.52%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	3,162,366	$3,162,366

TOTAL MONEY MARKET FUND - 0.52%			3,162,366

(Cost $3,162,366)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.68%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	16,314,418	16,314,418

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.68%			16,314,418

(Cost $16,314,418)

TOTAL INVESTMENTS - 102.79%			$625,366,625
(Cost $571,248,750)
Liabilities in Excess of Other Assets - (2.79%)			(16,998,603)

NET ASSETS - 100.00%			$608,368,022

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2019.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of June 30, 2019.
Δ	Security was fair valued using significant unobservable inputs (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2019. Total loaned securities had a value of $15,732,909, which included loaned securities with a value of $459,737 that have been sold and are pending settlement as of June 30, 2019. The total market value of loaned securities excluding these pending sales is $15,273,172.

LLC - Limited Liability Company

PLC - Public Limited Company

30	Annual Report | June 30, 2019

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2019

Summary of inputs used to value the Fund’s investments as of 06/30/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$89,824,786	$57,450	$—	$89,882,236
Information Technology	49,518,521	5,685	—	49,524,206
Other Industries (a)	466,259,731	—	—	466,259,731

Total Common Stocks	605,603,038	63,135	—	605,666,173
Preferred Stock	12,684			12,684
Rights	201,630	—	7,357	208,987
Warrants	1,997	—	—	1,997
Money Market Fund	—	3,162,366	—	3,162,366
Investments Purchased with Cash Proceeds from Securities Lending	—	16,314,418	—	16,314,418

TOTAL	$605,819,349	$19,539,919	$7,357	$625,366,625

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights
Balance as of 06/30/2018	$31,530
Purchases	—
Return of Capital	(24,459)
Realized gain/(loss)	—
Change in unrealized appreciation/ (depreciation)	286
Transfers in	—
Transfers out	—

Balance as of 06/30/2019	$7,357

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2019	$286

See Notes to Financial Statements.

www.bridgeway.com	31

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

Investments at value	$1,012,506,785	$625,366,625

Receivables:

Portfolio securities sold	3,903,147	3,280,798

Fund shares sold	1,389,962	663,337

Dividends and interest	660,116	350,852

Prepaid expenses	110,130	80,316

Total assets	1,018,570,140	629,741,928

LIABILITIES

Payables:

Portfolio securities purchased	1,083,199	3,497,017

Fund shares redeemed	195,722	1,154,495

Loan payable	306,000	-

Payable upon return of securities loaned	27,405,876	16,314,418

Accrued Liabilities:

Investment advisory fees	263,460	180,202

Administration fees	22,430	13,830

Directors’ fees	2,365	1,780

Other	275,742	212,164

Total liabilities	29,554,794	21,373,906

NET ASSETS	$989,015,346	$608,368,022

NET ASSETS REPRESENT

Paid-in capital	$933,772,807	$551,222,282

Distributable earnings*	55,242,539	57,145,740

NET ASSETS	$989,015,346	$608,368,022

Shares of common stock outstanding of $.001 par value**	66,083,436	42,152,928

Net asset value, offering price and redemption price per share	$14.97	$14.43

Total investments at cost	$967,358,256	$571,248,750

*	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
**	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

32	Annual Report | June 30, 2019

STATEMENTS OF OPERATIONS
Year Ended June 30, 2019

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$15,914,908	$11,641,252

Less: foreign taxes withheld	(16,788)	(8,098)

Interest	90,620	39,638

Securities lending	873,168	680,677

Total Investment Income	16,861,908	12,353,469

EXPENSES

Investment advisory fees	4,647,553	3,464,321

Administration fees	246,701	182,268

Accounting fees	197,918	169,133

Transfer agent fees	10,735	10,916

Professional fees	194,124	150,615

Custody fees	28,343	45,607

Blue sky fees	65,312	61,271

Directors’ and officers’ fees	98,372	71,915

Shareholder servicing fees	811,067	623,664

Reports to shareholders	52,231	39,814

Miscellaneous expenses	162,682	163,747

Total Expenses	6,515,038	4,983,271

Less investment advisory fees waived	(937,974)	(826,118)

Net Expenses	5,577,064	4,157,153

NET INVESTMENT INCOME	11,284,844	8,196,316

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain on:

Investments	33,634,476	16,849,423

Change in Unrealized Appreciation (Depreciation) on:

Investments	(192,113,168)	(167,424,940)

Net Realized and Unrealized Loss on Investments	(158,478,692)	(150,575,517)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(147,193,848)	$(142,379,201)

See Notes to Financial Statements.

www.bridgeway.com	33

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2019	2018	2019	2018

OPERATIONS

Net investment income	$11,284,844	$6,995,943	$8,196,316	$6,345,885

Net realized gain on investments	33,634,476	54,647,102	16,849,423	46,319,987

Net change in unrealized appreciation (depreciation) on investments	(192,113,168)	63,773,834	(167,424,940)	55,911,577

Net increase (decrease) in net assets resulting from operations	(147,193,848)	125,416,879	(142,379,201)	108,577,449

DISTRIBUTIONS:

From net investment income and net realized gains*	(68,537,520)	(50,546,932)	(51,987,352)	(40,512,145)

Net decrease in net assets from distributions**	(68,537,520)	(50,546,932)	(51,987,352)	(40,512,145)

SHARE TRANSACTIONS:

Proceeds from sale of shares	446,724,382	203,730,487	326,663,113	168,009,722

Reinvestment of distributions	68,487,234	50,537,299	51,833,228	40,413,658

Cost of shares redeemed	(223,662,871)	(126,296,700)	(380,949,961)	(114,515,838)

Net increase (decrease) in net assets resulting from share transactions	291,548,745	127,971,086	(2,453,620)	93,907,542

Net increase (decrease) in net assets	75,817,377	202,841,033	(196,820,173)	161,972,846

NET ASSETS:

Beginning of year	913,197,969	710,356,936	805,188,195	643,215,349

End of year***	$989,015,346	$913,197,969	$608,368,022	$805,188,195

SHARES ISSUED & REDEEMED

Issued	29,158,856	10,867,100	21,486,464	9,329,371

Distributions reinvested	4,802,751	2,766,136	3,753,311	2,304,085

Redeemed	(13,930,780)	(6,729,805)	(25,251,515)	(6,460,884)

Net increase (decrease) in shares	20,030,827	6,903,431	(11,740)	5,172,572

Outstanding at beginning of year	46,052,609	39,149,178	42,164,668	36,992,096

Outstanding at end of year	66,083,436	46,052,609	42,152,928	42,164,668

*

For the year ended June 30, 2018, the distributions to shareholders from net investment income were $ 6,405,244 and $8,820,586, and net realized gains were $44,141,688 and $31,691,559 for Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively.

**	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
***	The balance as of June 30, 2018, includes $2,782,031 and $2,718,400 of undistributed net investment income for Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively.

See Notes to Financial Statements.

34	Annual Report | June 30, 2019

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each year indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30

	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$19.83	$18.14	$14.66	$15.49	$16.63

Income from Investment Operations:
Net Investment Income(a)	0.20	0.17	0.17	0.17	0.14
Net Realized and Unrealized Gain (Loss)	(3.61)	2.77	3.48	(0.86)	(0.46)

Total from Investment Operations	(3.41)	2.94	3.65	(0.69)	(0.32)

Less Distributions to Shareholders from:
Net Investment Income	(0.17)	(0.16)	(0.17)	(0.14)	(0.09)
Net Realized Gain	(1.28)	(1.09)	-	-	(0.73)

Total Distributions	(1.45)	(1.25)	(0.17)	(0.14)	(0.82)

Net Asset Value, End of Year	$14.97	$19.83	$18.14	$14.66	$15.49

Total Return(b)	(16.82%)	16.75%	24.83%	(4.42%)	(1.48%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$989,015	$913,198	$710,357	$558,286	$459,367
Expenses Before Waivers and Reimbursements	0.70%	0.70%	0.71%	0.71%	0.71%
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.21%	0.88%	1.00%	1.17%	0.88%
Portfolio Turnover Rate	29%	24%	23%	24%	25%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

www.bridgeway.com	35

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30

	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$19.10	$17.39	$14.04	$14.65	$15.54

Income from Investment Operations:
Net Investment Income(a)	0.20	0.16	0.17	0.16	0.12
Net Realized and Unrealized Gain (Loss)	(3.42)	2.61	3.32	(0.66)	(0.42)

Total from Investment Operations	(3.22)	2.77	3.49	(0.50)	(0.30)

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.23)	(0.14)	(0.11)	(0.03)
Net Realized Gain	(1.25)	(0.83)	-	-	(0.56)

Total Distributions	(1.45)	(1.06)	(0.14)	(0.11)	(0.59)

Net Asset Value, End of Year	$14.43	$19.10	$17.39	$14.04	$14.65

Total Return(b)	(16.49%)	16.48%	24.83%	(3.42%)	(1.62%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$608,368	$805,188	$643,215	$505,995	$461,101
Expenses Before Waivers and Reimbursements	0.72%	0.70%	0.71%	0.72%	0.71%
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.18%	0.89%	1.04%	1.20%	0.84%
Portfolio Turnover Rate	42%	27%	23%	29%	30%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

36	Annual Report | June 30, 2019

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 9 investment funds as of June 30, 2019 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip (formerly, Blue Chip 35 Index) and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2019, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

New Accounting Pronouncements The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the year ended June 30, 2019.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2019 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

38	Annual Report | June 30, 2019

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement that provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2019:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received[2]	Net Amount

Omni Small-Cap Value
Securities lending	$26,788,784	-	$26,788,784	-	$26,788,784	-

Omni Tax-Managed Small-Cap Value
Securities lending	$15,732,909	-	$15,732,909	-	$15,732,909	-

[1]	Securities loaned with a value of $27,156 and $459,737 in Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund have been sold and are pending settlement on July 2, 2019, respectively.
[2]

Collateral with a value of $27,405,876 and $16,314,418 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2019, the collateral consisted of an institutional government money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December and are recorded on ex-date.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations presented in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2019. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers for Year Ended 6/30/19

Omni Small-Cap Value*	0.60%	$937,974
Omni Tax-Managed Small-Cap Value*	0.60%	826,118

* The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $716,803, $759,479, and $937,974, which expire no later than June 30, 2020, June 30, 2021 and June 30, 2022, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $674,880, $691,272, and $826,118, which expire no later than June 30, 2020, June 30, 2021, and June 30, 2022, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2019 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$50,505,114	$28,113,884
Omni Tax-Managed Small-Cap Value	30,537,805	48,386,425

40	Annual Report | June 30, 2019

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $775,000, payable in equal monthly installments. During the year ended June 30, 2019, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $246,701 and $182,268, respectively.

Board of Directors Compensation Effective November 8, 2018, Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are paid $11,000 per meeting for meeting fees. Prior to November 8, 2018, Independent Directors were paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair, and $9,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2019 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$508,779,150	$ -	$272,714,673
Omni Tax-Managed Small-Cap Value	-	292,403,478	-	338,563,245

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2019, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$156,690,727	$109,441,996
Gross depreciation (excess of tax cost over value)	(111,681,886)	(55,464,875)
Net unrealized appreciation (depreciation)	$45,008,841	$53,977,121
Cost of investments for income tax purposes	$967,497,944	$571,389,504

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2019 and 2018, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Distributions paid from:
Ordinary Income	$7,943,782	$6,405,244	$7,212,071	$8,820,586
Long-Term Capital Gain	60,593,738	44,141,688	44,775,281	31,691,559

Total	$68,537,520	$50,546,932	$51,987,352	$40,512,145

Components of Accumulated Earnings As of June 30, 2019, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$5,305,674	$3,168,619
Undistributed Net Realized Gain on Investments	4,928,024	-
Net Unrealized Appreciation of Investments	45,008,841	53,977,121

Total	$55,242,539	$57,145,740

For the fiscal year June 30, 2019, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in Capital	$5,549,815	$5,941,844
Distributable Earnings	(5,549,815)	(5,941,844)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in PFICs and partnerships.

42	Annual Report | June 30, 2019

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 12, 2019. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Euro-dollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2019, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	3.54%	$1,887,800	65	$12,070	$9,763,000
Omni Tax-Managed Small-Cap Value	3.67%	5,033,451	71	36,439	15,000,000
[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2019, Omni Small-Cap Value had loans outstanding in the amount of $306,000, exclusive of interest payable on the loan.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Omni Small-Cap Value Fund

and Omni Tax-Managed Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 26, 2019

44	Annual Report | June 30, 2019

OTHER INFORMATION (Unaudited)

June 30, 2019

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2019. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.44%	0.33%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2019, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$7,943,782	$7,212,071
Equalization Debits Included in Ordinary Income Distributions	910,211	664,818
Long-Term Capital Gain Distributions	60,593,738	44,775,281
Equalization Debits Included in Long-Term Capital Gain Distributions	4,639,604	5,277,026

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2019 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2019

must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 9, 2019, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and together, the “Funds”).

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

●

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (hereinafter “Broadridge”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

●	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

●	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

●	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

●	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors met telephonically with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

46	Annual Report | June 30, 2019

OTHER INFORMATION (Unaudited) (continued)

June 30, 2019

Although the Management Agreement for both Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

●

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

●	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

●	the Adviser’s risk assessment and management process;

●

the Adviser’s representation that it does not participate in any soft dollar arrangements and, that although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment decision-making process; and

●	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent quarter, six-month, one-year, three-year and five-year periods ending December 31, 2018 as well as Fund performance compared with its benchmark for one-year, three-year, five-year and since-inception periods ending December 31, 2018. The Board considered the Adviser’s representation that the differences in the performance of other small cap accounts and Fund performance were expected by the Adviser given differences in investment strategy and tax management practices.

www.bridgeway.com	47

OTHER INFORMATION (Unaudited) (continued)

June 30, 2019

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”), although neither of these Funds yet have a ten year performance period. With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2018, provided by the Adviser and from Broadridge:

●

With regard to the Omni Tax-Managed Small-Cap Value Fund, the Fund’s performance for the one-year and five-year periods was in the third quintile relative to its Peer Group, and in the second quintile for the three-year period. The Fund underperformed its primary benchmark over the one-year, three-year, five-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Omni Small-Cap Value Fund, the Fund’s performance for the one-year and five-year periods was in the third quintile relative to its Peer Group and in the second quintile for the three-year period. The Fund underperformed its primary benchmark over the one-year, three-year and five-year periods, but outperformed over the since-inception period. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in each case, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds and other small-cap funds advised by the Adviser, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

The Board also considered the fees charged to other investment company and non-investment company clients of the Adviser, as well as the Adviser’s representation that the Adviser did not manage other clients comparable to these Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More

48	Annual Report | June 30, 2019

OTHER INFORMATION (Unaudited) (continued)

June 30, 2019

specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses.

With respect to the Funds, the Board considered that each Fund’s contractual management fee, actual management fee and actual total expense ratio were in the first quintile of its applicable Peer Group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each Fund to ensure that total expense levels do not increase above certain asset percentage levels.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis, and accordingly, the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating some lines of business at a loss but that the Adviser’s overall business is profitable. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, for each Fund, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered the Adviser’s explanation that although neither Fund has fee break-points in its management fee schedules, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fall-out” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not participate in any soft dollar arrangements and that, although it receives unsolicited research from outside sources, the Adviser does not use that research in its investment

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2019

decision-making process. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

50	Annual Report | June 30, 2019

DISCLOSURE OF FUND EXPENSES

June 30, 2019 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2019 and held until June 30, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses, based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/19	Ending Account Value at 6/30/19	Expense Ratio	Expenses Paid During Period* 1/1/19 - 6/30/19

Bridgeway Omni Small-Cap Value

Actual Fund Return	$1,000.00	$1,067.00	0.60%	$3.08
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

Bridgeway Omni Tax-Managed Small-Cap Value

Actual Fund Return	$1,000.00	$1,061.80	0.60%	$3.07
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

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DIRECTORS & OFFICERS

June 30, 2019 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 64	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 56	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013.	Nine	Calvert Funds (38 Portfolios)

Evan Harrel Age 58	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012.	Nine	None

52	Annual Report | June 30, 2019

DIRECTORS & OFFICERS (continued)

June 30, 2019 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 63	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Nine	None

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DIRECTORS & OFFICERS (continued)

June 30, 2019 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 61	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 57	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 54	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 64	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 45	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, Inc., since March 2016; Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

54	Annual Report | June 30, 2019

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $216,400 for the fiscal year ended June 30, 2019 and $221,200 for the fiscal year ended June 30, 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,000 for the fiscal year ended June 30, 2019 and $20,000 for the fiscal year ended June 30, 2018. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2018.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date September 4, 2019

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer (principal financial officer)

Date September 4, 2019

* Print the name and title of each signing officer under his or her signature.